FOR INTERNAL PURPOSES ONLY:  CONFORMED COPY INCORPORATING THE
CHANGES FROM THE FIRST, SECOND AND THIRD SUPPLEMENTAL DEEDS.

FBG GROUP FINANCING TRUST DEED

-------------------------------------------------------------------

DATED 21 FEBRUARY 1993

FOSTER'S BREWING GROUP LIMITED

FBG TREASURY (AUST.) LIMITED

FBG TREASURY (U.K.) PLC

FBG CANADIAN TREASURY INC.

*

NATIONAL MUTUAL TRUSTEES LIMITED

(TRUSTEE)






*NOTE:  THE FOLLOWING PARTIES HAVE ACCEDED AS GUARANTORS TO THE
FBG GROUP FINANCING TRUST DEED (THE TRUST DEED):

FBG TREASURY USA INC. (BY AN ACCESSION DEED DATED 15 SEPTEMBER
1998); AND

FBG TREASURY EUROPE B.V. (BY AN ACCESSION DEED DATED 10 MAY 1999).

REFERENCES TO A GUARANTOR OR GUARANTORS IN THE TRUST DEED SHOULD BE READ TO INCLUDE THESE PARTIES.

ARTHUR ROBINSON & HEDDERWICKS
Stock Exchange Centre
530 Collins Street
Melbourne  3000  Australia
Tel  61  3 9614 1011
Fax  61  3 9614 4661

(C)Copyright Arthur Robinson & Hedderwicks 1999

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------


TABLE OF CONTENTS

1.       INTERPRETATION                                                    1

         1.1      Definitions                                              1

         1.2      Interpretation                                          20

         1.3      Determinations and certificates                         21

         1.4      Document or agreement                                   21

         1.5      Current accounting practice                             21

         1.6      Certification                                           22

         1.7      Obligations and rights several                          22

         1.8      Transactional Facilities                                22

         1.9      Borrowers which are not party to this Deed              23

2.       DECLARATION OF TRUST                                             23

         2.1      Declaration of trust                                    23

         2.2      Term of trust                                           23

         2.3      Name of trust                                           23

         2.4      Supplemental documents                                  23

3.       REPRESENTATIONS AND WARRANTIES                                   24

         3.1      Representations and warranties of each Borrower
                     and Guarantor                                        24

         3.2      Representations and warranties of Foster's Brewing
                     Group and the Borrowers and Guarantors               26

         3.3      Reliance on representations and warranties              28

         3.4      Repetition                                              28

4.       UNDERTAKINGS                                                     29

         4.1      General undertakings                                    29

         4.2      Financial undertakings                                  36

         4.3      Term of undertakings                                    37

5.       EVENTS OF DEFAULT                                                37

         5.1      Events of Default                                       37

         5.2      Consequences                                            42

         5.3      Cash cover                                              44

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                                                                   & HEDDERWICKS
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         5.4      Technical default in payment                            45

         5.5      Technical repayment of facilities for prudential
                     reasons                                              46

         5.6      Creditor to notify Trustee of 5.2 or 5.5 notice         47

         5.7      Conditions precedent: no increase in Principal
                     Amount                                               47

         5.8      Conditions precedent:  no provision or rollover
                     of accommodation                                     49

         5.9      No obligation to fund after repayment date              50

         5.10     Enforcement by Trustee                                  50

6.       GUARANTEE                                                        52

         6.1      Guarantee                                               52

         6.2      Payment                                                 52

         6.3      Trustee responsibility                                  54

         6.4      Unconditional nature of obligation                      55

         6.5      No marshalling                                          58

         6.6      No competition                                          58

         6.7      Trustee may prove on Guarantor's behalf                 59

         6.8      Suspense account                                        59

         6.9      Rescission of payment                                   60

         6.10     Indemnity                                               60

         6.11     Continuing guarantee and indemnity                      61

         6.12     Variations                                              61

         6.13     Judgment                                                61

         6.14     Release of Guarantors and Borrowers                     61

7.       ACCESSION OF CREDITORS                                           63

         7.1      Accession                                               63

         7.2      Assignments and transfers                               64

8.       APPROVED FACILITIES                                              65

9.       REGISTER AND PROVISION OF INFORMATION                            66

         9.1      Establishment of register                               66

         9.2      Change in details                                       67

         9.3      Location of Register                                    67

         9.4      Inspection of Register                                  67

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                                                                       Page (ii)
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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
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         9.5      Contents conclusive                                     67

         9.6      No recognition of trusts, etc.                          68

         9.7      Provision of extracts                                   68

         9.8      Notification of Facility Documents                      68

         9.9      Notification of Guaranteed Moneys and Principal
                     Amount                                               68

         9.10     Principal Amounts secured by Guarantees issued
                     by Creditors                                         69

         9.11     Notification of Event of Default                        70

         9.12     Consent                                                 70

10.      NEW GUARANTORS AND BORROWERS                                     70

         10.1     Guarantor accession                                     70

         10.2     Borrower accession                                      72

         10.3     Pre-conditions to accession                             72

         10.4     Consent to accession                                    73

11.      RELEASE AND DISCHARGE                                            73

         11.1     Individual Creditor release                             73

         11.2     Release by all Creditors                                75

12.      CREDITORS' AGREEMENT                                             75

13.      RANKING AND DISTRIBUTION                                         76

         13.1     Ranking                                                 76

         13.2     Recovered Moneys                                        76

         13.3     Order                                                   77

         13.4     Amounts contingently due                                77

         13.5     Disputes                                                78

         13.6     Conversion of currencies                                78

         13.7     Payment                                                 78

         13.8     Special appropriation                                   79

         13.9     Non-Guarantor recoveries                                79

14.      PAYMENTS GENERALLY                                               80

         14.1     Manner                                                  80

         14.2     Appropriation where insufficient moneys available       81

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                                                                      Page (iii)
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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
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15.      TAXATION                                                         81

         15.1     Additional payments                                     81

         15.2     Survival of obligations                                 82

         15.3     Reimbursement                                           82

16.      INTEREST ON OVERDUE AMOUNTS                                      82

         16.1     Accrual and payment                                     82

         16.2     Rate                                                    83

         16.3     Guaranteed Moneys                                       83

17.      CURRENCY INDEMNITY                                               84

         17.1     General                                                 84

         17.2     Liquidation                                             84

18.      CONTROL ACCOUNTS                                                 84

19.      POWERS OF INVESTMENT                                             85

20.      FURTHER ASSURANCES                                               85

21.      WAIVERS, REMEDIES CUMULATIVE                                     85

         21.1     Waivers                                                 85

         21.2     Rights cumulative                                       86

22.      SEVERABILITY OF PROVISIONS                                       86

23.      SURVIVAL OF REPRESENTATIONS AND INDEMNITIES                      86

         23.1     Survival of representations                             86

         23.2     Continuing indemnities                                  86

24.      MORATORIUM LEGISLATION                                           86

25.      TRUSTEE PROVISIONS                                               87

         25.1     Authority                                               87

         25.2     Instructions: extent of discretion                      87

         25.3     No obligation to investigate authority                  88

         25.4     Trustee capacity                                        88

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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         25.5     Exoneration                                             88

         25.6     Delegation                                              89

         25.7     Reliance on documents and experts                       89

         25.8     Notice of Transfer                                      90

         25.9     Notice of Default                                       90

         25.10    Trustee's other capacities                              90

         25.11    Indemnity                                               90

         25.12    Independent investigation of credit                     91

         25.13    No monitoring                                           91

         25.14    Information                                             91

         25.15    Replacement of Trustee                                  91

         25.16    Amendment or waiver of Transaction Documents            93

26.      MEETINGS                                                         95

         26.1     Convening of Meeting                                    95

         26.2     Procedures                                              95

27.      PROPORTIONATE SHARING                                            96

         27.1     Sharing                                                 96

         27.2     Repayment                                               97

         27.3     Transactional Facilities                                97

28.      STAMP DUTIES                                                     98

29.      EXPENSES AND FEES                                                98

         29.1     Expenses                                                98

         29.2     Fees of Trustee                                         99

30.      NOTICES                                                          99

31.      REPRESENTATIVES AND FACILITY AGENTS                             100

         31.1     Borrowers and Guarantors                               100

         31.2     Creditors                                              100

         31.3     Payments and notices under Syndicated Facilities       100

         31.4     Creditor Group                                         101

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                                                                        Page (v)
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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

32.      AUTHORISED OFFICERS                                             101

33.      GOVERNING LAW AND JURISDICTION                                  101

         33.1     Governing law                                          101

         33.2     Jurisdiction                                           102

         33.3     Process agents                                         102

34.      CONFIDENTIALITY                                                 103

         34.1     Confidentiality                                        103

         34.2     Permitted disclosure                                   103

         34.3     Survival of obligation                                 103

35.      ASSIGNMENTS                                                     103

36.      COUNTERPARTS                                                    104

37.      ACKNOWLEDGEMENT BY BORROWERS AND GUARANTORS                     104

38.      ATTORNEYS                                                       104

ANNEXURE A                                                               105

         Form of Accession Deed for New Creditors                        105

ANNEXURE B                                                               108

         Guarantor Confirmation                                          108

ANNEXURE C1                                                              109

         Form of Accession Deed for New Guarantors                       109

ANNEXURE C2                                                              111

         Form of Accession Deed for New Borrowers                        111

ANNEXURE D                                                               113

         Guaranteed Moneys certificate                                   113

ANNEXURE D1                                                              115

         Guaranteed moneys certificate                                   115

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                                                                       Page (vi)

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

ANNEXURE E                                                               116

         Approved Facility Certificate                                   116

ANNEXURE F                                                               118

         Verification certificate for all New Guarantors/Borrowers       118

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                                                                      Page (vii)

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------


DATE            21 February 1993

-------------

PARTIES

-------------

1. FOSTER'S BREWING GROUP LIMITED (A.C.N. 007 620 886) of 77 Southbank Boulevard, Southbank, Victoria 3006 (FOSTER'S BREWING GROUP).

2. FBG TREASURY (AUST.) LIMITED (A.C.N. 006 865 738) of 77 Southbank Boulevard, Southbank, Victoria 3006 (TREASURY AUST).

3. FBG TREASURY (UK) PLC of Montrose House, Chertsey Boulevard, Hanworth Lane, Chertsey, Surrey KT16 9JX, England (TREASURY UK).

4. FBG CANADIAN TREASURY INC. of 175 Bloor Street East, North Tower, Suite 706, Toronto, Ontario M4W 3R8 (TREASURY CANADA).

5. NATIONAL MUTUAL TRUSTEES LIMITED (A.C.N. 004 029 841) of 65 Southbank Boulevard, Southbank, Victoria 3006, as agent and trustee for the Creditors (in this capacity, the TRUSTEE).

RECITALS

-------------

A Creditors have provided or made available, and may in the future provide or make available, financial accommodation to, or for the account of, a Treasury Subsidiary or another Borrower.

B Foster's Brewing Group has agreed to grant a guarantee under this Deed for the benefit of the Creditors (including in relation to Transactional Facilities) as security for the obligations of the Borrowers under the Approved Facilities.

C For the consideration provided in this Deed and upon the terms and conditions contained in this Deed, the Trustee has agreed to act as Trustee of this Deed for the benefit of all Creditors present and future and who are, from time to time, entitled to the benefit of this Deed.

--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.       INTERPRETATION

--------------------------------------------------------------------------------

1.1      DEFINITIONS

         Terms used in this Deed have the following meanings unless the context requires otherwise:

         APPROVED FACILITY means:

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                                                                   & HEDDERWICKS
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         (a)      any Facility provided or to be provided by, or with, a
                  Creditor which becomes an Approved Facility in relation to that Creditor in accordance with Clause 8(a) or (b) and which has not ceased to be an Approved Facility in relation to that Creditor in accordance with Clause 8(e) or 11.1; or

         (b) any Facility which is reinstated as an Approved Facility under Clause 11.1.

         APPROVED FACILITY CERTIFICATE means a certificate, substantially in the form set out in Annexure E (or such other form as Foster's Brewing Group and the relevant Creditor may agree), given or to be given to a Creditor who is to provide, or has provided, a Facility which is, or is to become, an Approved Facility.

         AUDITOR means the auditor of Foster's Brewing Group.

         AUTHORISATION includes:

         (a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

         (b) in relation to anything which will be prohibited or restricted in whole or part by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of such period without such intervention or action.

         AUTHORISED OFFICER means:

         (a) in respect of a Borrower or Guarantor, a director or secretary of the Borrower or Guarantor, or any person from time to time nominated as an Authorised Officer by that Borrower or Guarantor by notice to the Trustee accompanied by certified copies of signatures of all new persons so appointed;

         (b) in respect of the Trustee, a director, secretary or an officer whose title contains the word MANAGER or PRESIDENT or cognate expressions (including any person acting in any such office); and

         (c) in respect of any Creditor, such officer(s) of the Creditor or such other person(s) as are notified in writing to the Trustee from time to time or, in the absence of any such notification, a director, secretary or an officer whose title contains the word MANAGER, PRESIDENT, VICE PRESIDENT, DIRECTOR or EXECUTIVE or cognate expressions (including any person acting in such office).

         AVAILABLE LIMIT means, on any day, in relation to a Creditor and an Approved Facility (other than a Transactional Facility) provided by it:

         (a) unless paragraph (b) applies, its Limit for that Facility less its Principal Amount under that Facility; or

         (b) if a Borrower may draw or obtain accommodation from two or more Creditors (including that Creditor) by utilising a single Limit provided

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                                                                   & HEDDERWICKS
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                  by them under that Facility (not being a Syndicated Facility), the amount calculated as follows:

                  Amount = L - TPA
                           -------
                              N

                  Where:

                           L        is that Limit.

                           TPA is the sum of those Creditors' Principal Amounts under that Facility.

                           N        is the number of those Creditors.

         For the purposes of this definition, each Principal Amount shall be notionally converted (if necessary) into the currency of the Limit in accordance with the procedures governing such conversion in the relevant Facility Document.

         A$ EQUIVALENT means, on any day and:

         (a) with respect to an amount in a currency other than Australian dollars, such an amount in Australian dollars which is equivalent to the amount in such other currency calculated by reference to the average of the spot buying rates for Australian dollars and such other currency quoted at or about
                  10.30 a.m. (Melbourne time) on that day (or, if such day is not a day on which trading banks are open in Melbourne, on the preceding such day) by any major Australian trading bank (as selected by the Trustee) to the Trustee; or

         (b)      with respect to an amount in Australian dollars, such amount.

         BORROWER means:

         (a) any Guarantor in its capacity as a party to or for the account of which any Approved Facility is or is to be provided by a Creditor; or

         (b) any other member of the Group to or for the account of which any Approved Facility is or is to be provided by a Creditor,

         and which has not ceased to be a Borrower in accordance with Clause 6.14(a), (b) or (c).

         Subject to Clause 10, a Borrower need not be party to this Deed.

         BORROWER ACCESSION DEED has the meaning given in Clause 10.2.

         BUSINESS means the business of producing alcoholic or non-alcoholic beverages, the hotel and leisure business and all activities related, complementary or ancillary to either such business.

         BUSINESS DAY means a day on which major trading banks are open for business in Sydney and Melbourne and in any other place where a payment is to be made or an action is to be performed only for the purposes of this Deed.

         CORPORATIONS LAW has the meaning given to it under Section 13(2) of the Corporations (Victoria) Act 1990.

         CREDITOR means at any time:

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                                                                   & HEDDERWICKS
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         (a)      any Eligible Person at that time which has become a Creditor under Clause 7 and which has not ceased under Clause 11.1 to be a Creditor for the purposes of the Transaction Documents (other than Clause 11.1);

         (b) any Former Creditor which, at that time, has been reinstated as a Creditor under Clause 6.9(d); or

         (c)      any person who has been reinstated as a Creditor under Clause
                  11.1.

         CREDITOR ACCESSION DEED has the meaning given in Clause 7.1(a).

         CREDITOR GROUP means two or more Creditors where:

         (a) one is the beneficial owner directly or indirectly of all of the issued non-redeemable voting capital of the other Creditor(s); or

         (b) another corporation is the beneficial owner directly or indirectly of all of the issued non-redeemable voting capital of the Creditors.

         CREDITOR GROUP REPRESENTATIVE means, in relation to a Creditor Group, the member of the group appointed or selected as the group's Representative under Clause 31.4.

         CUT-OFF RATING means in relation to the rating issued by:

         (a)      Standard & Poor's Australia Pty Ltd, BBB-; or

         (b)      Moody's Investor Services Pty Ltd, Baa3,

         or if the basis on which either of those Ratings Agencies issues ratings or its categories of ratings change, the equivalent rating issued by that Ratings Agency as determined by the Trustee (after consulting Foster's Brewing Group).

         EARNINGS means, in respect of any period, the aggregate amount of consolidated pre-tax profit (including abnormal items and extraordinary items) for that period of the Group plus the sum of the amount of the Net Interest Expense

         EFG means EFG Australia Limited.

         ELIGIBLE PERSON means:

         (a) any person (including any bank or financial institution, but excluding any member of the Group) who has provided or has agreed to provide a Facility; or

         (b)      any Facility Agent in relation to any Creditors.

         EVENT OF DEFAULT means any of the events specified in Clause 5.1.

         EXCLUDED TAX means any Tax imposed by any jurisdiction on the net income of the Indemnified Party as a consequence of the Indemnified Party being a resident of or organised or doing business in that jurisdiction but not any Tax:

         (a) which is calculated on or by reference to the gross amount of any payments (without the allowance of any deduction) derived under any

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                                                                   & HEDDERWICKS
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                  Relevant Document or any other document referred to in any
                  Relevant Document by the Indemnified Party; or

         (b) which is imposed as a result of the Indemnified Party being considered a resident of or organised or doing business in that jurisdiction solely as a result of it being a party to any Relevant Document or any transaction contemplated by any Relevant Document.

         EXPOSURE means, on any day in relation to a Creditor and an Approved Facility (other than a Transactional Facility) provided by that Creditor, the sum of its Principal Amount for that Approved Facility and its Available Limit (if any) under that Facility less, if the Principal Amount is secured by any Guarantees included in the Principal Amount of another Creditor, the amount of the Principal Amount so secured (as disclosed to the Trustee under Clause 9.9 or 9.10).

         For the purposes of this definition, the Available Limit and each Principal Amount shall (if not in Australian dollars) be notionally converted by the Trustee into their respective A$ Equivalents on that day.

         FACILITY means any facility, arrangement or agreement (whether comprised in one or more documents) under which Financial Indebtedness has been or may be incurred by any member of the Group (alone or with another member of the Group) to any person (alone or with another person).

         FACILITY AGENT means, in relation to the Creditors under a Syndicated Facility, the person appointed by them, from time to time, to act as their agent, nominee or trustee to administer the Syndicated Facility.

         FACILITY DOCUMENT means, in relation to a Creditor, a document (other than a Transaction Document):

         (a) under which that Creditor (alone or with another person) has provided or extended to a Borrower (alone or with another member of the Group) an Approved Facility;

         (b) which evidences an Approved Facility in relation to that Creditor (including any confirmation or contract note);

         (c) which contains provisions governing an Approved Facility in relation to that Creditor (including any master agreement); or

         (d) which is supplemental or collateral to, or security for, or entered into under, or for the purpose of amending or novating, any document mentioned in (a), (b) or (c) above,

         and shall include the Creditor Accession Deed executed by that Creditor and Foster's Brewing Group.

         FINANCE GROUP means EFG and its Subsidiaries.

         FINANCE LEASE means any finance or capital Lease which under current accounting practice would be required to be capitalised on the balance sheet of the lessee or hirer under the Lease.

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                                                                   & HEDDERWICKS
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         FINANCIAL INDEBTEDNESS means any indebtedness or liability, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatsoever, including, without limitation:

         (a) under or in connection with any bill acceptance or endorsement or any discounting arrangement;

         (b)      under or in connection with any Treasury Transaction;

         (c) under or in connection with any indemnity or reimbursement obligation in respect of any bank guarantee, bank indemnity, letter of credit or similar Guarantee;

         (d) par value, premium and dividend (whether or not declared, and whether or not there are sufficient profits or other moneys for payment) of any redeemable shares or stock or any such share or stock which is the subject of a Guarantee;

         (e) the capitalised amount (as reflected in the balance sheet of the relevant company) in respect of any Finance Lease;

         (f) the deferred purchase price (for more than 90 days) of any goods or other property or service and any related obligation; or

         (g) in respect of any obligation to deliver goods or other property or services which are paid for in advance by a financier or which are paid for in advance in relation to any financing transaction, and, for the purposes of this definition, the Financial Indebtedness of any person shall be deemed to include, without limitation:

         (h) the amount of all Financial Indebtedness of any second person which is, directly or indirectly, the subject of a Guarantee by such first person or secured in any manner by any Security Interest upon assets or undertaking of such first person (even though it has not assumed or become liable for the payment of such Financial Indebtedness);

         (i) all obligations or undertakings of such first person (contingent or otherwise) under any Guarantee in favour of one or more creditors of the second person or other persons to whom the second person has any liabilities or obligations, actual or contingent, in respect of Financial Indebtedness of such second person; and

         (j) all obligations of such first person to purchase, or to Guarantee the purchase of redeemable preference shares issued by any second person for the purpose of raising Financial Indebtedness for such second person except where such obligation is to be satisfied solely by the issue of shares of such first person, the amount of any such Guarantee, obligation or undertaking to be deemed to be equal to the amount of the Financial Indebtedness of such second person in respect of which the Guarantee, obligation or undertaking is entered into or given.

         FINANCIAL UNDERTAKING means each undertaking in Clause 4.2.


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                                                                   & HEDDERWICKS
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         FORMER CREDITOR means any person who, but for the application of Clause
         11.1, would have been a Creditor.

         GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental or judicial entity or authority or the Australian Stock Exchange Limited.

         GROUP means Foster's Brewing Group and its Subsidiaries (including, without limitation, the Finance Group).

         GROUP BUDGET means, in respect of each of Foster's Brewing Group's financial years, the most recent detailed budget and projected cash flow statement showing half-yearly and full year estimates of, and itemising the material individual components and amount and anticipated timing of cash flows and expenditures projected for the Group for that financial year, each such budget statement to incorporate an operating profit and loss statement and balance sheet and a detailed summary of and commentary on all assumptions and other relevant matters upon which the budget statement and the individual components and amounts therein have been based.

         GUARANTEE means any guarantee, indemnity, letter of credit, letter of comfort which is stated as intended to give rise to legal liabilities or suretyship or any put option or any other obligation (whatever called and of whatever nature):

         (a) to pay, to purchase, to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets rights or services, or otherwise) for the payment or discharge of;

         (b) to indemnify against the consequences of default in the payment of; or

         (c)      otherwise to be responsible for,

         any obligation or indebtedness (where used in the definition of Financial Indebtedness only being an obligation or indebtedness in respect of moneys borrowed or raised or any financial accommodation), any dividend, capital or premium on shares or stock, or the insolvency or financial condition of any other person and when used as a verb shall have a corresponding meaning.

         GUARANTEED MONEYS means all moneys which any Borrower or any person which, but for it ceasing to be a Borrower under Clause 6.14, would have been a Borrower (whether alone or with another member of the Group) is or at any time becomes actually or contingently liable to pay to or for the account of any Creditor (whether alone or with any other Creditor) on any account whatsoever under or in relation to any Approved Facility, Facility Document or Transaction Document.

         They include, without limitation, moneys by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of damages under or in relation to, or as a result of, any breach of or default under or in relation to, any such Approved Facility, Facility Document or Transaction Document.

         Where a Borrower or such person would have been liable to pay any moneys but for its Liquidation, it will be taken to be liable.


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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
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         GUARANTOR means:

         (a) Foster's Brewing Group, Treasury Aust, Treasury UK Treasury Canada; or

         (b) any Restricted Subsidiary or Treasury Subsidiary which becomes a Guarantor in accordance with Clause 10.1:

         which has not been released or discharged in accordance with Clause 6.14(a) or (b).

         GUARANTOR ACCESSION DEED has the meaning given in Clause 10.1(c).

         INDEMNIFIED PARTY means a Creditor or the Trustee.

         INSTRUMENT means any bill of exchange, promissory note, debenture or other financial instrument (whether or not negotiable).

         INTANGIBLE ASSETS in relation to any person means all Intangible Assets (Excluded) and Intangible Assets (Included).

         INTANGIBLE ASSETS (EXCLUDED) in relation to any person means, at any time, the aggregate book value at that time of:

         (a)      deferred charges and expenses, including, without limitation:

                  (i)      deferred development expenses of such person;

                  (ii) expenses incurred by such person in connection with the issuance of securities; and

                  (iii) organisational or experimental, research or development expenses of such person;

         (b) goodwill of such person, except goodwill and mailing lists in respect of wine assets that are acquired;

         (c) future income tax benefits of such person to the extent that they exceed the provision for deferred income tax of that person; and

         (c) (without duplication) any other intangible asset of such person, but excluding all Intangible Assets (Included).

         INTANGIBLE ASSETS (INCLUDED) in relation to any person means at any time, the following:

         (a) Subject to paragraph (b), the aggregate book value at that time of:

                  (i) trademarks, tradenames, brandnames, service marks, copyrights, licences, patents and drawings of such person; and

                  (ii) goodwill and mailing lists in respect of wine assets that are acquired,

                  after deducting any amount by which the book value of any asset is written up in excess of its cost, except where it has been written up in accordance with a valuation by a qualified independent valuer.

         (b) If the exclusion in paragraph (a) of all or any portion of the revaluation of any assets of such person would have the result of placing such person in breach of any Financial Undertaking, then,

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                                                                   & HEDDERWICKS
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                  such person may, at its own cost and expense, procure a
                  valuation of all or any portion of such assets by a qualified independent valuer, and the amount of the Intangible Assets (Included) of such person shall be increased in the amount by which such revaluation exceeds the value of such assets as determined by such valuer.

         INTERMEDIATE SUBSIDIARY means any corporation which is a Subsidiary of Foster's Brewing Group and of which a Major Subsidiary is a Subsidiary.

         LEASE means:

         (a) any lease, charter, hire purchase or hiring arrangement of any property;

         (b) any other agreement under which any property is or may be used or operated by a person other than the owner; or

         (c) any agreement or arrangement under which any property is or may be managed or operated for or on behalf of the owner or another person by a person other than the owner, and the operator or manager or its Related Company (whether in the same or another agreement or arrangements) is required to make or assure maximum, fixed and/or floating rate payments of a periodic nature,

         (other than agreements under which the manager or operator of a joint venture uses assets owned by the joint venturers on behalf of the joint venture).

         LIMIT means, in relation to any Approved Facility (other than a Transactional Facility) of a Creditor, the stated maximum amount of accommodation which that Creditor has agreed or committed to provide under that Approved Facility, as reduced, cancelled or increased.

         LIMITED RECOURSE INDEBTEDNESS means, in relation to a Security Interest, any Financial Indebtedness:

         (a) incurred by a member of the Group (other than Foster's Brewing Group, a Borrower, a Guarantor or a Restricted Subsidiary) to finance the creation or development of a Project or proposed Project of that member on terms that:

                  (i) the person (RELEVANT PERSON) in whose favour that Financial Indebtedness is incurred does not have any right to enforce its rights or remedies (including for any breach of any representation or warranty or obligation) against that member or against the Project Assets of that member, in each case, except for the purpose of enforcing that Security Interest and only to the extent of the lesser of the value of the Project Assets of that member encumbered by that Security Interest and the amount secured by that Security Interest; and

                  (ii)     the Relevant Person is not permitted or entitled:

                           (A) except as and to the extent permitted in (i) above, to enforce any right or remedy against, or demand payment or repayment of any amount from, any

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                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

                                    member of the Group (including for breach of any representation or warranty or obligation); or

                           (B) except and to the extent permitted in (i) above, to take any proceedings against any member of the Group; or

                           (C) to apply to wind up, or prove in the winding up of, any member of the Group,

                  so that the Relevant Person's only right of recourse in respect of that Financial Indebtedness or that Security Interest is to the Project Assets encumbered by that Security Interest; and

         (b) not satisfying all of the requirements of paragraph (a) of this definition but approved by the Trustee (acting on the instructions of the Majority Creditors).

         LIQUIDATION includes official management, receivership, administration, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, deregistration, moratorium, scheme, assignment for the benefit of creditors generally or any class of creditors or bankruptcy.

         MAJOR SUBSIDIARY means at any time after each publication of Foster's Brewing Group's consolidated audited balance sheet, each Subsidiary of Foster's Brewing Group (other than a member of the Finance Group), the primary business of which is the whole or part of a Business conducted within Australia and:

         (a) whose Total Tangible Assets and Intangible Assets as disclosed in the balance sheet of that Subsidiary (after eliminating any intra-Group items which would be eliminated from Foster's Brewing Group's annual consolidated audited balance sheet on consolidation) have a value of not less than A$50,000,000; or

         (b) whose contribution to the Group consolidated net profit (excluding profits arising on the sale or disposal of non-core assets of that Group member) after tax exceeds A$15,000,000.

         No member of the Group shall be a Major Subsidiary solely as a result of its direct or indirect shareholding in any member of the Group which is a Major Subsidiary.

         MAJORITY CREDITORS means, on any day, those Participating Creditors:

         (a) whose Total Exposures are more than 65% of the Total Exposures of all Participating Creditors; and

         (b)      who comprise the majority of Participating Creditors.

         Despite the above, in Clause 25.15(c), Majority Creditors means, on any day, those Participating Creditors whose Total Exposures are more than 50% of the Total Exposures of all Participating Creditors.

         MATERIAL ADVERSE EFFECT means, a material adverse effect upon the:

         (a) ability of any Borrower or Guarantor to perform its obligations under any Relevant Document;

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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (b) financial condition or Business of the Group (excluding the Finance Group) taken as a whole; or

         (c) financial condition or Business in Australia of the Restricted Subsidiaries (taken as a whole).

         MEETING means a meeting of Creditors convened or to be convened under Clause 26.

         MINORITY SHAREHOLDER INTERESTS means the interests of minority shareholders in consolidated Subsidiaries of Foster's Brewing Group, excluding the interests of holders of redeemable preference shares issued by any such Subsidiary if such shares are not redeemable at the option of the shareholder on or before the latest payment or repayment or termination date under any Approved Facility.

         NET INTEREST EXPENSE means in respect of any period:

         (a) all interest and amounts in the nature of interest or of similar effect to interest (including amounts other than principal payable under any Facility) including, without limitation:

                  (i) any dividend or distribution payable on any stock, share or unit included as Financial Indebtedness;

                  (ii) finance charges relating to rentals in respect of Finance Leases;

                  (iii) the face value of Instruments drawn, issued, endorsed or accepted by any member of the Group less their net proceeds after discount or issue and payment of any acceptance, endorsement, underwriting or similar fee; and

                  (iv) all line, facility, letter of credit, guarantee and similar fees and all fees and other amounts of a regular or recurring nature payable in relation to Financial Indebtedness but not:

                           (1)      unused line fees; and

                           (2) establishment, arrangement and other fees payable once only on the initial provision of financial accommodation,

                  paid or accrued by any member of the Group in respect of the period;

         less:

         (b) all interest and amounts in the nature of interest or of similar effect to interest including, without limitation:

                  (i)      any falling within the descriptions in paragraphs
                           (i), (ii) or (iv) of paragraph (a); and

                  (ii) the face value of Instruments drawn, issued, endorsed or accepted by any person other than a member of the Group and held by any member of the Group less the net purchase or issue price after discount or issue and receipt of any acceptance, endorsement, underwriting or similar fee,

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

                           received or accrued by or to any member of the Group in respect of the period,

         but in each case excluding all transactions between any two members of the Group.

         NET PROFIT AFTER TAX means in respect of any period the operating profit after income tax of the Group as disclosed in the Group's published financial statements in respect of that period but adjusted for the following items:

         (a) adding back any amounts relating to depreciation and amortisation; and

         (b) deducting amounts relating to abnormal and extraordinary items.

         PARTICIPATING CREDITOR means:

         (a) in relation to the Creditors comprising a Creditor Group and where the sum of their Total Exposures is A$20,000,000 or more, the group's Creditor Group Representative;

         (b) in relation to the Creditors under a Syndicated Facility and where the sum of their Total Exposures under that Syndicated Facility is A$20,000,000 or more, the Facility Agent in relation to that Syndicated Facility; or

         (c) in relation to any Creditor (other than a member of a Creditor Group) which has provided an Approved Facility (excluding a Syndicated Facility) and which has a Total Exposure of A$20,000,000 or more, that Creditor.

         PERMITTED SECURITY INTEREST means:

         (a) any charge or lien arising in favour of any Governmental Agency by operation of statute provided there is no default in payment of money secured by such charge or lien;

         (b) any mandatory deposit referred to in paragraph (b) or (c) of the definition of SECURITY INTEREST arising solely because of a movement in exchange rates which has the result that the principal amount of any accommodation when converted from the currency in which it is denominated into the currency of the commitment of the provider of that financial accommodation exceeds the commitment, provided that the amount of the deposit is not more than the excess;

         (c) any deposit of money which is made by a member of the Group in the ordinary course of business with a bank or other financial institution other than a deposit referred to in paragraph (b) or (c) of the definition of SECURITY INTEREST and other than a deposit which that member has been required by that bank or financial institution to make as a condition of providing or continuing to provide any financial accommodation;

         (d) any Security Interest on any undertaking or asset of any member of the Group which is:

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

                  (i) outstanding at the date of this Deed and either referred to in the Guarantor's 30 June 1992 audited accounts or notified to the Trustee at least 10 days prior to the execution of this Deed;

                  (ii) outstanding at the time the undertaking or assets the subject of the Security Interest is acquired by such member of the Group (provided that the Security Interest is not created in contemplation of such acquisition);

                  (iii) created by any person which becomes such a member of the Group after the date of this Deed (provided such Security Interest is not created in contemplation of that person becoming such a member and that person becoming such a member is permitted by the terms of this Deed) and in existence at the time of the person becoming such a member provided that:

                           (A)      the Security Interest is not renewed or
                                    extended;

                           (B) the principal amount of any Financial Indebtedness or other obligation secured by the Security Interest is repaid on or prior to the original stated amortisation schedule or maturity; and

                           (C) the principal amount secured by the Security Interest is not increased;

         (e)      any Security Interest created under a Transaction Document;

         (f) any Security Interest created over any specific asset or specific property of any member of the Finance Group in favour of a person whose only recourse for the payment or repayment of the indebtedness secured by that Security Interest is to that asset or property, and not to any other asset or property of that member or to that member personally;

         (g) any Security Interest created in favour of Foster's Brewing Group or a Guarantor (but only for so long as the Guarantor in whose favour the Security Interest has been created remains a Guarantor);

         (h) any Security Interest created by a member of the Group (other than Foster's Brewing Group, a Borrower, a Guarantor or a Restricted Subsidiary) over a Project Asset of that member provided that it secures:

                  (i) in the case of a Security Interest over assets or property falling within paragraph (a) of the definition of PROJECT ASSETS, Limited Recourse Indebtedness incurred by that member; or

                  (ii) in the case of a Security Interest over shares or equity interests falling within paragraph (b) of the definition of PROJECT ASSETS, Limited Recourse Indebtedness incurred by the immediate Subsidiary of that member;

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (i) any Security Interest created by a member of the Group (other than Foster's Brewing Group, a Borrower or a Restricted Subsidiary) securing any Financial Indebtedness incurred for the purpose of repaying or refinancing all or any of the Limited Recourse Indebtedness secured by a Security Interest described in paragraph (h) of this definition (EXISTING SECURITY) if:

                  (i) the Security Interest does not extend to any asset or property which was not expressed to be subject to the Existing Security;

                  (ii) the Security Interest does not secure a principal amount exceeding the principal amount which was outstanding and secured by the Existing Security at the time of repayment or refinancing; and

                  (iii) the Financial Indebtedness is Limited Recourse Indebtedness;

         (j) any deposit of money which is made by a member of the Group as part of the ordinary course of business of that member where that deposit is subject to a set-off arrangement in relation to overdraft accommodation or cash management programmes provided to that or any other member;

         (k) any deposit of money or securities which is made with any person or any charge, mortgage or other security interest over such a deposit in favour of any person under an arrangement designed to pay or discharge in full any liability of a member of the Group under any outstanding Instrument or Lease, provided that:

                  (i) the term of that deposit does not extend beyond the maturity or term of the relevant Instrument or Lease; and

                  (ii) where the arrangement relates to an outstanding Instrument, any deposit of securities comprises securities of a like nature and value to the Instrument;

         (l) any Security Interest (other than a Security Interest referred to in paragraphs (a) to (k) inclusive above) created by a member of the Group so long as the aggregate outstanding principal amount secured by all such Security Interests created by that and any other member of the Group and the Security Interest proposed to be created at no time exceeds A$30,000,000 (or its equivalent).

         POTENTIAL EVENT OF DEFAULT means anything which, with the giving of notice, passage of time or making of any determination by any party entitled to do so under the relevant document or agreement, or any combination of the three, would become an Event of Default.

         POWER OF ATTORNEY means the power of attorney dated 16 February 1993 and granted by Foster's Brewing Group in favour of certain persons for the purposes of executing Creditor Accession Deeds (Australian Capital Territory Registrar of Tiles registration number 75290).

         PRINCIPAL AMOUNT means, on any day, in relation to a Creditor and any Approved Facility (other than a Transactional Facility) of that
         Creditor:

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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (a) comprising loans or cash advances, the total principal amount of the loans and cash advances then outstanding to that Creditor;

         (b) for the acceptance, endorsement, subscription, discounting or underwriting of Instruments, the total face amount of the then outstanding Instruments then held by, or payable to, that Creditor or which have been accepted or endorsed by that Creditor;

         (c) for the issue or making of Guarantees by that Creditor for the account of a Borrower:

                  (i) which secure any amounts referred to in this definition (but on the basis that the references to any Creditor or Borrower in this definition are to any person), the lesser of the maximum amount (actually or contingently) claimable against the Creditor under those Guarantees and those amounts; or

                  (ii) which secure any other obligation or liability, the maximum amount (actually or contingently) claimable against the Creditor under those Guarantees,

                  as at that day;

         (d) for the purchase of goods or other property or services where payment of the purchase price to that Creditor is deferred, so much of that purchase price which is then outstanding;

         (e) for the purchase of goods or other property or services where the purchase price has been paid in advance by that Creditor, so much of the purchase price which is attributable to the goods, other property or services which are then undelivered or unperformed;

         (f) for the acquisition, subscription or underwriting of any shares or stocks in any body corporate or units in any trust, the total capital amount payable to that Creditor upon the redemption, buy-back or other disposal of those marketable securities then held by that Creditor;

         (g) comprising Leases, the amount (if any) actually or contingently payable to that Creditor under the Leases (assuming that all those Leases which have not then been terminated are terminated on that day);

         (h) for the provision of any other form of financial accommodation the principal element of the financial accommodation then owing to the Creditor as certified by that Creditor from time to time to the Trustee and Foster's Brewing Group.

         PROJECT means any project or development undertaken or proposed to be undertaken by any member of the Group involving:

         (a)      the acquisition of assets or property;

         (b)      the development of assets or property for exploitation; or

         (c) the acquisition and development of assets or property for exploitation.

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         PROJECT ASSETS means:

         (a) any asset or property of a member of the Group (other than Foster's Brewing Group, a Borrower or a Restricted Subsidiary) relating to the creation or development of a Project or proposed Project of that member in a jurisdiction outside of Australia including any assets or property of that member derived from, produced by or related to that Project; and

         (b) any fully paid shares or equity interests in any member of the Group which are held by the immediate holding entity of that member provided that:

                  (i) all of the assets (other than minor or insignificant assets of little or no commercial value) of that member relate to, or arise from, that Project or proposed project in a jurisdiction outside of Australia;

                  (ii) that member carries on no business other than the business of that Project or proposed Project; and

                  (iii) there is no recourse to the immediate holding entity other than to those fully paid shares or equity interests and the rights and proceeds in respect of those shares or equity interests.

         RATINGS AGENCY means Standard & Poor's Australia Pty Ltd or Moody's Investor Services Pty Ltd.

         RECOVERED MONEYS means, subject to Clause 13.9:

         (a) any moneys received or recovered by the Trustee from a Borrower or from a Guarantor after the Trustee gives a notice under Clause 5.2;

         (b) any moneys received or recovered by the Trustee from any disposal of, or other dealing with, any asset of a Borrower or of a Guarantor after the Trustee has given a notice under Clause 5.2;

         (c) any moneys paid by a Creditor to the Trustee under Clause 5.3(f), 5.10, 6 or 27;

         (d) any moneys arising from the holding, liquidation, realisation or disposal of an investment made under Clause 19 by initially using any moneys referred to in the other paragraphs of this definition;

         (e) any interest on the moneys referred to in the previous paragraphs and any interest on such interest.

         REGISTER has the meaning given in Clause 9.1.

         RELATED COMPANY has the meaning given to Related Body Corporate in the Corporations Law.

         RELEVANT DOCUMENT means a Transaction Document or a Facility Document.

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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         RELEVANT PERSON means, in relation to any representation or warranty made or repeated by or on behalf of a Guarantor or Borrower in relation to a Relevant Document being:

         (a)      a Transaction Document, the Trustee; or

         (b) a Facility Document, each Creditor in relation to that Facility Document or, if applicable, its Facility Agent.

         REPRESENTATIVE means, in relation to a Creditor, any person (other than the Trustee) nominated by that Creditor to Foster's Brewing Group and the Trustee as the person appointed to act as its agent, nominee, or trustee in relation to the Transaction Documents.

         RESTRICTED SUBSIDIARY means, at any time, a Major Subsidiary and for the purposes only of:

         (a)      Clauses 3.1(p), 4.1(e), (g), (l) and 5.1(b)(iv)(B), (c), (d),
                  (e), (g), (i) and (j) includes at any time each Intermediate Subsidiary of that Major Subsidiary unless that Major Subsidiary is then a Guarantor; and

         (b) Clause 4.1(m) includes each Intermediate Subsidiary of the Major Subsidiary.

         SECURITY INTEREST means any mortgage, pledge, lien or charge or any security or preferential interest or arrangement of any kind, or any other right of or arrangement with any creditor to have its claims satisfied prior to other creditors with, or from the proceeds of, any asset including, without limitation:

         (a) retention of title other than in the course of day-to-day trading;

         (b)      any deposit of money by way of security; and

         (c) any deposit of money on terms that it is not repayable in whole or in part until Financial Indebtedness of the depositor or another person has been paid or repaid in whole or in part.

         SEPARATE SECURITY means any Security Interest or Guarantee created by any member of the Group (other than under a Transaction Document) in favour of a Creditor (alone or with another person) which secures any of the Guaranteed Moneys or any moneys payable by a Guarantor or Borrower under the Transaction Documents.

         SUBORDINATED INDEBTEDNESS means any debt (whether or not convertible into or exchangeable for equity) which:

         (a) is raised by Foster's Brewing Group, a Treasury Subsidiary or any other member of the Group (excluding any other member which is a Guarantor or Restricted Subsidiary) whose Total Tangible Assets and Intangible Assets as disclosed in the most recent consolidated audited balance sheet of Foster's Brewing Group (or, in the case of a Subsidiary, the balance sheet of that Subsidiary (after eliminating any intra-Group items which would be eliminated from Foster's Brewing Group's annual audited balance sheet on consolidation) have an aggregate value of not more than A$50,000,000; and, if applicable

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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (b) is guaranteed by Foster's Brewing Group, a Treasury Subsidiary or any other member of the Group (excluding any other member which is a Guarantor or Restricted Subsidiary) whose Total Tangible Assets and Intangible Assets as disclosed in the most recent consolidated audited balance sheet of Foster's Brewing Group have (or, in the case of a Subsidiary, the balance sheet of that Subsidiary (after eliminating any intra-Group items which would be eliminated from Foster's Brewing Group's annual audited balance sheet on consolidation) an aggregate value of not more than $A50,000,000, and which debt and, if applicable, guarantee shall be subordinated to the satisfaction of the Trustee (acting on the instructions of the Majority Creditors) to the claims of all other unsecured creditors of such person (including, without limitation, to the claims of any person which arise as a result of the execution of any Relevant Document and the claims of the Creditors under the Relevant Documents) other than creditors whose claims against such person are agreed to be subordinated, in the event of Liquidation of such person, in any manner (other than by statute) to the claims of all other unsecured creditors of such person other than other creditors whose claims are also so subordinated.

         When a debt which would otherwise be regarded as Subordinated Indebtedness is raised by a member of the Group which is not a Guarantor, the debt shall only constitute Subordinated Indebtedness if the proceeds of the debt have been advanced by way of loan to a Treasury Subsidiary which is a Guarantor, which loan is subordinated to the satisfaction of the Trustee (acting on the instructions of the Majority Creditors) on the same basis as in the preceding paragraph.

         SUBSIDIARY has the meaning given in the Corporations Law but so that a corporation is also deemed to be a Subsidiary of another corporation if that other corporation has appointed or is in a position to appoint a director or directors who are in a position to cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a meeting of the board of directors of the first-mentioned corporation. For the purposes of this definition the holding by a corporation (the FIRST CORPORATION) of an option to purchase shares in the capital of another corporation (the SECOND CORPORATION) shall not be taken to mean that the first corporation is in a position to appoint such a director or such directors of the second corporation unless the terms of the option prior to its exercise permit the first corporation to appoint such a director or such directors.

         SYNDICATED FACILITY means any Facility:

         (a) which two or more Creditors have provided or agreed to provide to a member of the Group (alone or with another member of the Group); and

         (b) in respect of which an agent, nominee or trustee has been appointed by those Creditors to administer the Facility.

         TAX includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Governmental Agency,


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         together with any interest, penalty, charge, fee or other amount imposed or made on or in respect of any of the foregoing, and TAXATION shall be construed accordingly.

         TOTAL EXPOSURE of a Participating Creditor, being:

         (a) a Creditor Group Representative, means, at any day, the aggregate of the Exposures (excluding Exposures under Syndicated Facilities) of the Creditors comprising its Creditor Group;

         (b) a Facility Agent of a Syndicated Facility, means, at any day, the aggregate of the Exposures of all Creditors under that Syndicated Facility; or

         (c) any other Creditor, means, at any day, the aggregate of its Exposures (excluding its Exposure under a Syndicated Facility),

         as at that day.

         TOTAL LIABILITIES means at any time the aggregate amount of all secured and unsecured actual liabilities and provisions of Foster's Brewing Group and its Subsidiaries (including, without limitation, any in respect of Financial Indebtedness) at that time and all secured and unsecured contingent liabilities (including, without limitation, any in respect of Financial Indebtedness) the amounts of which are disclosed or required to be disclosed in the books of account of any member of the Group in accordance with generally accepted Australian accounting principles and practices, but excluding:

         (a)      (SUBORDINATED INDEBTEDNESS): Subordinated Indebtedness,

         and adjusted as necessary:

         (b)      (ELIMINATIONS): to eliminate all inter-company balances;

         (c) (FURTHER ADJUSTMENTS): to make any further adjustments which in the opinion of the Auditor are appropriate to make a proper determination of the total liabilities of Foster's Brewing Group and its Subsidiaries on a consolidated basis in accordance with the Corporations Law and, to the extent not inconsistent, generally accepted Australian accounting principles and practices; and

         (d) (TREASURY TRANSACTIONS): for the purposes of Clause 4.2(a) of this Deed only, to value all Treasury Transactions entered into for hedging purposes on a net basis, not a gross basis.

         TOTAL SECURED LIABILITIES means, at any time, that portion of Total Liabilities in respect of which any member of the Group has created, assumed or caused to exist any Security Interest or which is secured by any Security Interest.

         TOTAL TANGIBLE ASSETS in relation to any person means all assets of such person and its Subsidiaries, determined on a consolidated basis, less:

         (a)      provisions applicable to such assets; and

         (b)      the amount of such assets which are Intangible Assets
                  (Excluded),


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         and for the purposes of Clause 4.2(b) of this Deed only, adjusted as necessary to value all Treasury Transactions entered into for hedging purposes on a net basis, not a gross basis.

         TRANSACTION DOCUMENT means:

         (a)      this Deed;

         (b) any document evidencing any Guarantee or Security Interest which is given to the Trustee in its capacity as trustee of the Creditors; or

         (c) any document (including a Guarantor Accession Deed and a Borrower Accession Deed but excluding a Facility Document) which is supplemental or collateral to, or entered into under, or for the purpose of amending or novating any document referred to in paragraph (a) or (b).

         TRANSACTIONAL FACILITY means any Facility under which indebtedness has been or may be incurred by any member of the Group:

         (a) in the ordinary course of its business by way of overdraft facility, leasing facility, guarantee facility (other than for the purpose of securing Financial Indebtedness), bond or letter of credit facility for the purpose of trading or analogous facilities for the purposes of trading; or

         (b)      under a Treasury Transaction.

         TREASURY SUBSIDIARY means each of Treasury Aust., Treasury U.K., Treasury Canada, FBG Finance Limited and any other Subsidiary of Foster's Brewing Group whose sole function is to raise financial accommodation and to provide financial accommodation to other members of the Group.

         TREASURY TRANSACTION means any interest, commodity or currency exchange, hedge, swap, option or future contract or other similar arrangement of any kind (including, without limitation, any forward exchange or purchase agreement).

         TRUST FUND means:

         (a)      the amount held by the Trustee under Clause 2.1;

         (b) the benefit of all representations, warranties, undertakings and obligations of the Borrowers and Guarantors in the Transaction Documents;

         (c) the benefit of all Guarantees and Security Interests which are given to the Trustee in its capacity as trustee of the Creditors; and

         (d)      all Recovered Moneys and Excluded Moneys (as defined in Clause
                  13.9).

1.2      INTERPRETATION

         In this Deed headings are for convenience only and shall not affect interpretation and except to the extent that the context otherwise requires:


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         (a)      references to any legislation or to any provision of any
                  legislation include any modification or re-enactment of, or any legislative provision substituted for, and all statutory instruments issued under, such legislation or such provision;

         (b)      words denoting the singular include the plural and vice versa;

         (c) words denoting individuals include corporations and vice versa;

         (d)      words denoting any gender include all genders;

         (e) references to any document or agreement (including this Deed) include references to such document or agreement as amended, novated, supplemented or replaced from time to time;

         (f) references to Clauses, paragraphs, Annexures and Schedules are to clauses, paragraphs, annexures and schedules of this Deed;

         (g) references to any party to this Deed or any other document or agreement include its successors or permitted substitutes or assigns;

         (h) WRITING and cognate expressions include all means of reproducing words in a tangible and permanently visible form and facsimile;

         (i) references to A$ means Australian dollars and references to U$ means dollars of the United States of America;

         (j)      references to corporations include companies; and

         (k)      references to laws include references to regulations.

1.3      DETERMINATIONS AND CERTIFICATES

         Except where otherwise provided in this Deed any determination or certificate by the Trustee, or by an Authorised Officer of the Trustee on the Trustee's behalf, provided for in this Deed as to any matter, fact or thing (including, without limitation, interest, fee and exchange rates and amounts payable under this Deed) shall be satisfactory evidence unless the contrary is proved.

1.4      DOCUMENT OR AGREEMENT

         In this Deed references to an AGREEMENT include any Security Interest, Guarantee, undertaking, deed, instrument or agreement and include any agreement or legally enforceable arrangement whether or not in writing and references to a DOCUMENT include any agreement (as so defined) in writing, or any certificate, notice, instrument or document of any kind whatsoever.

1.5      CURRENT ACCOUNTING PRACTICE

         (a) In this Deed the definitions of Finance Lease, Earnings, Intangible Assets (Excluded), Intangible Assets (Included), Net Interest Expense, Minority Shareholder Interests, Total Liabilities and Total Tangible Assets contained in Clause 1.1 and references to accounting terms are to be interpreted in accordance with accounting principles generally accepted in Australia and consistently applied (as used in Foster's Brewing Group's most recent audited annual consolidated


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                  financial statements from time to time except such departures or adjustments as are permitted under this Deed or as disclosed in such accounts and approved by the Auditor).

         (b) A certificate as to such interpretation by the Auditor shall be conclusive and binding on the parties.

         (c)      References to accounts include the notes to such accounts.

1.6      CERTIFICATION

         Except where a Transaction Document expressly provides otherwise, any requirement in a Transaction Document:

         (a) for a certificate to be given in relation to or by a Borrower or a Guarantor; or

         (b) for a copy of a document to be certified by a Borrower or a Guarantor,

         will be satisfied if, in the case of paragraph (a), it is given by or, in the case of paragraph (b), the document is certified as a true, correct and up to date copy of the original by any of the directors or secretaries of the Borrower or Guarantor (as the case may be) or by such officers of the Borrower or Guarantor (as the case may be) as are acceptable to the Trustee.

1.7      OBLIGATIONS AND RIGHTS SEVERAL

         (a) The obligations and rights of each Creditor under the Transaction Documents are several and:

                  (i) failure of a Creditor to carry out its obligations does not relieve another Creditor of its obligations;

                  (ii) no Creditor is responsible for the obligations of another Creditor; and

                  (iii) moneys owing to a Creditor under a Transaction Document constitute a separate and independent debt from such moneys owing to another Creditor.

         (b)      Except as otherwise expressly provided in a Transaction
                  Document:

                  (i) each Creditor has the right in its own name to protect and enforce its rights, powers and remedies arising under each Transaction Document to which it is party; and

                  (ii) it is unnecessary for the Trustee or another Creditor to be joined as an additional party to any proceedings by a Creditor under any such Transaction Document.

1.8      TRANSACTIONAL FACILITIES

         (a) A Creditor does not receive the benefit of the representations and undertakings contained in Clauses 3 and 4 in respect of any Approved Facility which is a Transactional Facility.


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         (b)      A Creditor may only enforce its rights against the relevant
                  Borrower under, or in respect of, an Approved Facility which is a Transactional Facility in accordance with the terms of that Transactional Facility (and not under Clause 5.2). Notwithstanding the foregoing, a Creditor under an Approved Facility which is a Transactional Facility is entitled to the benefit of the provisions of Clause 6 and to exercise the rights conferred on a Creditor in that Clause, in relation to moneys which have fallen due for payment under such Transactional Facility but remain unpaid in whole or in part.

         (c) A Facility Document in relation to a Transactional Facility shall be deemed not to be a Facility Document or a Relevant Document for the purposes of Clauses 3, 4 and 5.

1.9      BORROWERS WHICH ARE NOT PARTY TO THIS DEED

         Notwithstanding any other provisions in this Deed, any Facility Document giving effect to an Approved Facility under which a Borrower is not a party to this Deed may contain an event of default or termination event (howsoever called) which would entitle the Creditor under that Facility Document to declare all moneys owing (whether actually or contingently) under that Facility Document in respect of that Approved Facility to be immediately due and payable if the Trustee gives a notice under Clause 5.2.

2.       DECLARATION OF TRUST

--------------------------------------------------------------------------------

2.1      DECLARATION OF TRUST

         The Trustee declares that it holds the sum of A$10 in the Australian Capital Territory and will hold the Trust Fund on trust for itself and the Creditors upon and subject to the terms and conditions of this Deed and the other Transaction Documents.

2.2      TERM OF TRUST

         (a) The trust established under this Deed commences on the date of this Deed.

         (b) Unless determined earlier that trust is to end on the day prior to the twenty-first anniversary of the date of this Deed.

2.3      NAME OF TRUST

         The trust established under this Deed is to be known as the FBG Group Financing Trust.

2.4      SUPPLEMENTAL DOCUMENTS

         The terms of the other Transaction Documents supplement this Deed and apply to the relationship between the Trustee as trustee of the FBG Group Financing Trust and the Creditors as beneficiaries of that trust.


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3.       REPRESENTATIONS AND WARRANTIES

--------------------------------------------------------------------------------

3.1      REPRESENTATIONS AND WARRANTIES OF EACH BORROWER AND GUARANTOR

         Each Borrower and Guarantor makes in respect of itself, and Foster's Brewing Group in respect of itself and each of the Borrowers and Guarantors makes, the following representations and warranties to the Trustee for and on behalf of the Creditors and to such Creditors:

         (a) (STATUS): It is a corporation validly existing under the laws of the place of its incorporation as specified in a Relevant Document.

         (b) (CORPORATE POWER): It has the corporate power to enter into and perform its obligations under the Relevant
                  Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

         (c) (CORPORATE AUTHORISATIONS): It has taken all necessary corporate action to authorise the entry into and performance of the Relevant Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

         (d) (DOCUMENTS BINDING): Each Relevant Document to which it is expressed to be a party is its legal, valid and binding obligation enforceable in accordance with its terms.

         (e) (TRANSACTIONS PERMITTED): Neither the execution and performance by it of the Relevant Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of:-

                  (i) any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

                  (ii) its memorandum of association or articles of association or other constituent documents; or

                  (iii) any other document or agreement which is binding upon it or its assets,

                  and, except as may be provided by the Relevant Documents, did not and will not result in:

                  (iv) the creation or imposition of any Security Interest on any of its assets under any of the foregoing; or

                  (v) the acceleration or cancellation of any of its obligations with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any of its agreements relating to Financial Indebtedness.

         (f) (AUTHORISATIONS): Except as disclosed to the Relevant Person in writing before the date of such Relevant Document, all


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                  Authorisations, if any, required in connection with the
                  execution, delivery or performance by it and the validity and enforceability of the Relevant Document to which it is a party and the transactions contemplated by such document, as at that date, have been obtained or effected and are in full force and effect.

         (g)      (NO MISREPRESENTATION):

                  (i) All statements, purported to be statements of fact, provided by it to any Creditor or the Trustee under or in connection with a Relevant Document are true as at the date the statement is provided and, as at that date, are not, by the omission of information or otherwise, misleading in any material respect.

                  (ii) Each estimate, projection or forecast provided by it to any Creditor or the Trustee under or in connection with any Relevant Document has been prepared with due care and skill and is based upon all the information which it reasonably believes to be relevant and no facts are known to it which would have resulted in any change to any such estimate, projection or forecast.

         (h) (NO UNDISCLOSED AGREEMENTS): There are in existence no documents or agreements to which it is expressed to be a party which have not been disclosed to the Relevant Person and are material in the context of the Relevant Documents or which have the effect of varying any of the Relevant Documents.

         (i) (COPIES OF DOCUMENTS): All copies of documents and agreements (including, without limitation, Foster's Brewing Group's latest audited consolidated accounts and all Authorisations) given by it or on its behalf to an Indemnified Party constitute true and complete copies. Such documents and agreements (other than such accounts) are in full force and effect.

         (j) (NO IMMUNITY): Neither it nor any of its assets enjoys any immunity from set-off, suit or execution.

         (k) (STAMP DUTY): Except as disclosed to the Relevant Person in writing before the date of a Relevant Document to which it is a party, no stamp, transaction, registration or similar Taxes, as at that date, are or will become payable in connection with the execution, performance and enforcement of that Relevant Document or any transaction contemplated by any such document other than nominal duty.

         (l) (TAXES ON PAYMENT): Except as disclosed to the Relevant Person in writing before the date of a Relevant Document to which it is party, all amounts payable by it under that Relevant Document may, as at that date, be paid free and clear of and without deduction for or on account of any Tax.

         (m) (SUBMISSION TO LAW AND JURISDICTION): The choice of the law of Victoria will be recognised in the courts of the jurisdiction of its


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                  incorporation and such courts will recognise and will give effect to any judgment in respect of any Relevant Document obtained against it in the courts of Victoria.

         (n) (NO FILING): Except as disclosed to the Relevant Person in writing before the date of a Relevant Document to which it is party, as at that date, it is not necessary or advisable to file, register or record any such Relevant Document.

         (o)      (RANKING): Its obligations under the Relevant Documents rank:

                  (i) at least equally with all its unsecured and unsubordinated indebtedness, other than indebtedness preferred by mandatory provisions of law; and

                  (ii)     ahead of all its Subordinated Indebtedness.

         (p) (NOT A TRUSTEE): It and each Restricted Subsidiary is not a trustee of any express trust other than, in the case of Foster's Brewing Group, any trust of the benefit of undertakings given by a Creditor in a Facility Document and other than, in any case, trusts created in the ordinary course of its or the Restricted Subsidiary's (as applicable) Business.

3.2 REPRESENTATIONS AND WARRANTIES OF FOSTER'S BREWING GROUP AND THE BORROWERS AND GUARANTORS

         (1) Foster's Brewing Group makes the representations and warranties in paragraphs (a), (d) and (e); and

         (2) each Borrower and Guarantor makes in respect of itself only the following representations and warranties (excluding paragraphs (a), (d) and (e)); and

         (3) Foster's Brewing Group makes, in respect of itself, each of the Borrowers, Guarantors and Restricted Subsidiaries and, where specified, each member of the Group, the following representations and warranties (excluding paragraphs (a), (d) and (e)), to the Trustee for and on behalf of the Creditors and to such
         Creditors:

         (a)      (ACCOUNTS):

                  (i) Foster's Brewing Group's most recent consolidated and unconsolidated audited accounts give a true and fair view of the Group's state of affairs as at the date to which they relate and the results of its operations for the accounting period ended on such date.

                  (ii) Except as disclosed in writing to the Trustee from time to time there has been no change in the Group's state of affairs since such date which would have a Material Adverse Effect.

                  (iii) Such accounts have been prepared in accordance with accounting principles and practices generally accepted in Australia consistently applied, except to the extent of departures from such principles and practices disclosed in


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                           such accounts and the Group had no significant
                           liabilities (contingent or otherwise) except those which are disclosed by or reserved against therein and except as disclosed in writing to the Trustee from time to time.

         (b) (NO LITIGATION): Except as disclosed to the Trustee before each date on which the representations in this paragraph are made or repeated, as at that date:

                  (i) no litigation, arbitration, tax claim, dispute or administrative proceedings against it or any member of the Group are presently current or pending or, to its knowledge, threatened against it or any member of the Group, which, individually or in aggregate, would have a Material Adverse Effect; and

                  (ii) it has not taken and no member of the Group has taken any, nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for:

                           (A)      its winding-up, dissolution or
                                    re-organisation; or

                           (B) the appointment of a receiver, trustee or similar officer of it or any of its assets or revenues,

                           which, individually or in aggregate, would have a Material Adverse Effect.

         (c) (NO DEFAULT): Except as disclosed to the Trustee in writing before each date on which the representations in this paragraph are made or repeated, as at that date:

                  (i) no Borrower, Guarantor or Restricted Subsidiary is in default under any document or agreement (other than a Relevant Document) binding on it or its assets where such default, by itself or in aggregate with any other such defaults, would have a Material Adverse Effect;

                  (ii) no Borrower or Guarantor is in default under any Relevant Document which default constitutes an event of default (howsoever called under that Relevant Document); and

                  (iii) no event has occurred in respect of a Borrower, Guarantor or Restricted Subsidiary which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation, prepayment event or similar event (whatever called) under any document or agreement binding on it or its assets.

         (d)      (TITLE):

                  (i) As at 30 June of each year, except as referred to in sub-paragraph (ii), it, and each member of the Group, will, on that date, be the sole beneficial owner of all its material assets included in Foster's Brewing Group's then latest audited consolidated accounts for the financial year ending on that


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                           date free and clear of any other third party right or
                           interest whatsoever.

                  (ii) None of its assets are subject to any Security Interest which is not permitted by Clause 4.1(e) or any agreement to give such a Security Interest.

         (e) (TAXES): Except as disclosed to the Trustee before each date on which the representations in this paragraph are made or repeated:

                  (i) it has paid when due all Taxes payable by it other than Taxes for which it has set aside sufficient reserves and which are being contested in good faith; and

                  (ii) it has paid such contested Taxes after the final determination or settlement of such contests.

         (f) (SHAREHOLDING IN CERTAIN SUBSIDIARIES): All the issued share capital of each Treasury Subsidiary is directly or indirectly held and beneficially owned by Foster's Brewing Group.

         (g) (TREASURY CANADA): The lending of money forms part of the ordinary business of Treasury Canada and has done so at all times since 16 September 1988.

3.3      RELIANCE ON REPRESENTATIONS AND WARRANTIES

         (a) Each Borrower and Guarantor acknowledges that the Trustee has entered this Deed for and on behalf of the Creditors and will enter each other Relevant Document to which it is a party dated on or after the date of this Deed (in respect of the facts and circumstances then existing) for and on behalf of such Creditors in reliance on the representations and warranties in this Clause.

         (b)      Each Borrower and Guarantor acknowledges that each Creditor:

                  (i) has entered or will enter each Relevant Document to which it is a party dated on or after the date of this Deed; and

                  (ii) will provide or rollover financial accommodation under the applicable Facility Documents,

                  (in respect of the facts and circumstances then existing) in reliance on the representations and warranties in this Clause.

3.4      REPETITION

         Each of the representations and warranties in Clauses 3.1 and 3.2 will (except to the extent waived by the relevant Indemnified Party or Indemnified Parties for whose benefit the relevant representation or warranty has been or is to be made) be taken to have been made by:

         (a) in the case of Clause 3.1, by each of the Borrowers in respect of itself and by Foster's Brewing Group in respect of itself and each Borrower and Guarantor; and


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         (b)      in the case of Clauses 3.2(a), (f) and (g), by Foster's
                  Brewing Group; and

         (c)      in the case of Clause 3.2 (other than Clauses 3.2 (a), (f) and
                  (g)), by each Borrower and Guarantor in respect of itself only; and

         (d)      in the case of Clause 3.2 (other than Clauses 3.2(a), (f) and
                  (g)), by Foster's Brewing Group in respect of itself, each of the Borrowers and Guarantors and Restricted Subsidiaries and, where specified, each member of the Group,

         for the benefit of:

         (e) the Trustee for and on behalf of the Creditors and the Creditors, on 30 June and 31 December in each year and when it enters into a Transaction Document;

         (f) each Creditor which is to provide or rollover any financial accommodation on any day to or for the account of a Borrower under an Approved Facility, on that day, on the day any drawdown, selection or rollover notice or other notice (whatever called) requesting that financial accommodation is given or rolled over and on the last day of any interest or funding period in respect of such financial accommodation; and

         (g) each Creditor which is party to a Facility Document, when it enters into that Facility Document,

         with respect to the facts and circumstances then existing and, in the case of paragraphs (f) and (g), on the basis that:

         (h) the references to Relevant Document in those Clauses are to the Transaction Documents and the relevant Creditor's Facility Documents for the Approved Facility referred to in paragraph
                  (f), where that paragraph applies, or the Facility Document referred to in paragraph (g), where that paragraph applies; and

         (i) the reference to a Borrower is to a Borrower to whom that Creditor provides an Approved Facility.

4.       UNDERTAKINGS

--------------------------------------------------------------------------------

4.1      GENERAL UNDERTAKINGS

         The following undertakings are given to the Trustee for and on behalf of the Creditors and to such Creditors except to the extent that the Trustee (acting on the instructions of, in the case of the undertakings in Clauses 4.1(e), all Participating Creditors and, in any other case, of the Majority Creditors) otherwise consents:

         (a) (CORPORATE REPORTING AND INFORMATION): Foster's Brewing Group shall furnish to the Trustee and each Creditor:

                  (i) (ANNUAL ACCOUNTS): as soon as practicable (and in any event not later than each 30 September) after the last day of each of


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                           its financial years copies of Foster's Brewing
                           Group's consolidated and unconsolidated audited (by the Auditor) balance sheet, profit and loss account and statement in respect of the Group;

                  (ii) (GROUP BUDGET): as soon as practicable (and in any event not later than each 31 October) after the beginning of each of its financial years a copy of the Group Budget for that financial year;

                  (iii) (DOCUMENTS ISSUED TO SHAREHOLDERS): promptly (and not later than the issue date) all documents issued by Foster's Brewing Group to its shareholders or any class of them or Australian Stock Exchange Limited;

                  (iv) (HALF YEARLY ACCOUNTS): as soon as practicable after 31 December each year (and in any event not later than 28 February in the following year):

                           (A) copies of Foster's Brewing Group's unaudited consolidated balance sheet and profit and loss statement in respect of the half year ending on that 31 December; and

                           (B) a statement in respect of that half year comparing the results for the half year with the Group Budget and explaining the variances with the Group Budget (if any);

                  (v) (SIX MONTHLY CERTIFICATION OF RATIOS): as soon as practicable (and in any event not later than 60 days) after 31 December each year) and as soon as practicable (in any event not later than 120 days) after 30 June each year, a certificate from two directors of Foster's Brewing Group confirming that there has not been any breach of any Financial Undertaking and providing details of all calculations confirming compliance with the Financial Undertakings;

                  (vi) (RESTRICTED SUBSIDIARIES): a certificate as soon as practicable but in any event within 14 days after the publication of Foster's Brewing Group's consolidated audited balance sheet, listing the Subsidiaries which are Restricted Subsidiaries as at the end of the relevant financial year;

                  (vii) (OTHER INFORMATION): upon request, such other information in relation to the Group's financial condition or business (including, without limitation, calculations (showing all details) of its Financial Undertakings based on management accounts) as any Creditor may reasonably request.

         (b) (ACCOUNTING PRINCIPLES): Foster's Brewing Group shall ensure that each balance sheet and profit and loss account furnished under paragraph (a):


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                  (i)     is prepared in accordance with accounting principles
                          and practices generally accepted in Australia consistently applied (if a comparison to previously applied principles and practices is provided, except to the extent disclosed in such accounts);

                  (ii) gives a true and fair view of the financial condition of the relevant members of the Group and the results of their operations, as at the date, and for the period ending on the date, to which such accounts are prepared; and

                  (iii)    in the case of the accounts referred to in paragraph
                           (a)(i), is certified as such by the Auditor and a director of Foster's Brewing Group.

         (c) (AUTHORISATIONS): Each of the Borrowers and Guarantors shall ensure that all Authorisations required for the validity, enforceability and performance of its obligations under the Relevant Documents to which it is a party and, where applicable, the effectiveness of such Relevant Documents as security with the stated priority, are obtained and promptly renewed and maintained in full force and effect. It will provide promptly copies to the Trustee when they are obtained or renewed.

         (d) (NOTICE TO TRUSTEE): Each of the Borrowers and Guarantors shall give notice to the Trustee and each Creditor as soon as it becomes aware of:

                  (i)      any Event of Default or Potential Event of Default;

                  (ii) all litigation, arbitration or similar proceedings to which any member of the Group is a party which, if its determination or outcome were adverse to such member, would have a Material Adverse Effect or which are material to the operations of any Restricted Subsidiary or Guarantor;

                  (iii) any proposal by any Governmental Agency to acquire compulsorily the whole or any part of the assets or business of any member of the Group which are material to the operations of any Restricted Subsidiary or Guarantor;

                  (iv) any dispute between any member of the Group and any Governmental Agency which, if its determination or outcome were adverse to any member of the Group, or if it were prolonged, would have a Material Adverse Effect;

                  (v) any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer so appointed, and, where requested by the Trustee, evidence satisfactory to the Trustee of the authority of those Authorised Officers;

                  (vi) any breach, or any termination, rescission, discharge (otherwise than by performance) or amendment, of any Transaction Document;

                  (vii)    in relation to Financial Indebtedness:


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                           (A)      any Subordinated Indebtedness issued after
                                    the date of this Deed by any member of the Group (including, if requested by the Trustee, copies of all documentation entered into in relation to that Subordinated Indebtedness); and

                           (B) the creation by any member of the Group of any Security Interest permitted under Clause 4.1(e), including details of such Security Interest;

                  (viii) any person (other than a member of the Group) becoming a shareholder of any Borrower or Guarantor (other than, in either case, Foster's Brewing Group).

         (e)      (NEGATIVE PLEDGE):

                  (i) Subject to (ii), each of the Borrowers and the Guarantors shall not, and Foster's Brewing Group shall ensure that each member of the Group will not, create or suffer to exist any Security Interest on or in respect of all or any of its undertaking or assets except Permitted Security Interests; and

                  (ii)     Foster's Brewing Group shall ensure that:

                           (A) no member of the Group will create or suffer to exist any Security Interest in respect of any Financial Indebtedness or other obligation of, or for or on account or for the benefit of, (whether directly or indirectly), any member of the Finance Group except for Security Interests created by a member of the Finance Group in favour of Foster's Brewing Group, any Guarantor, any Borrower or any Restricted Subsidiary; and

                           (B)      none of Foster's Brewing Group, the
                                    Borrowers, the Guarantors and the Restricted
                                    Subsidiaries will create or permit to exist any Security Interest in favour of any member of the Group other than any Security Interest created by a Restricted Subsidiary in favour of a Borrower with the prior consent of the Trustee (acting on the instructions of the Majority Creditors) or any Security Interest created in favour of Foster's Brewing Group or a Guarantor; and

                           (C) the Total Secured Liabilities (including any liabilities secured under any Permitted Security Interest (except for the liabilities secured under paragraphs (a),
                                    (b), (c), (e), and (g) of the definition of Permitted Security Interest) of the Group may not at any time exceed 10% of the Total Tangible Assets of the Group.

         (f) (TITLE RETENTION): Foster's Brewing Group shall not, and shall ensure that each other member of the Group will not, enter into any


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                  agreement with respect to the acquisition by it of assets on title retention terms except in the ordinary course of day-to-day trading.

         (g)      (CORPORATE EXISTENCE):

                  (i) Foster's Brewing Group shall do all things to maintain its corporate existence and the corporate existence of each Restricted Subsidiary and Guarantor and shall ensure that neither it nor any Restricted Subsidiary or Guarantor will transfer its jurisdiction of incorporation (other than a transfer from one Australian jurisdiction to another Australian jurisdiction) without the consent in writing of the Majority Creditors (which consent shall not be unreasonably withheld)) but, despite the foregoing, and provided that the Majority Creditors have given their consent in writing Foster's Brewing Group and a Restricted Subsidiary or Guarantor may enter into any merger or consolidation with another body corporate if:

                           (A) in the case of Foster's Brewing Group, a Restricted Subsidiary or a Guarantor, it is the surviving or resulting entity and all of its assets remain with that entity; or

                           (B) in the case of a Restricted Subsidiary, all of its assets are transferred to Foster's Brewing Group, another Restricted Subsidiary or a Guarantor.

                  (ii) Foster's Brewing Group shall do all things necessary to maintain each Borrower's corporate existence and shall ensure that each Borrower does not transfer its jurisdiction of incorporation (other than a transfer from one Australian jurisdiction to another Australian jurisdiction) but, despite the foregoing, a Borrower may be dissolved, wound up, cease to carry on business, enter into any merger or consolidation or transfer its jurisdiction of incorporation:

                           (A) with the prior consent of the Creditors to which the Borrower owes any Guaranteed Moneys and the Borrower's obligations to the Creditors to which it owes any Guaranteed Moneys are assumed by another member of the Group which is or becomes a party to this Deed by executing a Borrower Accession Deed; and

                           (B)      if, in the case of a merger or
                                    consolidation, it is the surviving or
                                    resulting entity and the Creditors of the surviving or resulting entity and the Creditors of the merged or consolidated entity have given their consent.

         (h) (COMPLIANCE WITH LAW): Foster's Brewing Group shall, and shall ensure that each other member of the Group will, duly and punctually comply with all laws binding upon it and will at all times act and


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                  conduct its business on terms which are bona fide, in its best interests and for its general corporate benefit.

         (i)      (PAY TAXES):

                  (i) Foster's Brewing Group shall, and shall ensure each other member of the Group will, pay when due all Taxes payable by it other than Taxes for which it has set aside sufficient reserves and which are being contested in good faith.

                  (ii) Foster's Brewing Group shall pay, and shall ensure that each other member of the Group will pay, such contested Taxes after the final determination or settlement of such contests.

         (j) (CLASS ORDER): Foster's Brewing Group shall not give any Guarantee to any trustee or other person in respect of the liabilities of any member of the Group as contemplated in a Class Order issued by the Australian Securities Commission under Section 313 of the Corporations Law.

         (k) (EQUAL RANKING): Each of the Borrowers and Guarantors shall ensure that its obligations under the Relevant Documents rank at least equally with all its unsecured and unsubordinated indebtedness other than indebtedness which is preferred by mandatory provisions of law.

         (l) (INSURANCE): Foster's Brewing Group and each Guarantor shall, and Foster's Brewing Group shall ensure that each other Borrower, Guarantor and Restricted Subsidiary will, keep its business and assets insured with reputable underwriters or insurance companies in the manner and to the extent usual for companies carrying on a business such as that carried on by such corporation (taking into account usual self-insurance practices) including, without limitation, all such workmen's compensation or similar insurance as may be required under the law of any state or jurisdiction in which it may be engaged in business.

         (m) (CHANGE OF BUSINESS): Foster's Brewing Group shall, and shall ensure that each member of the Group will:

                  (i) maintain at all times the Business as the primary or dominant business of the Group (other than the Finance Group);

                  (ii) not dispose of its business or undertaking or dispose of any interest in, or right to, any of its assets (whether or not in a single transaction or in a number of related or unrelated transactions at the same time or over time), if to do so would have, or be likely to have, a Material Adverse Effect; and

                  (iii)    not do anything which would result in:

                           (A) a change to the primary or dominant business being carried on by the Restricted Subsidiaries; or

                           (B) an adverse change in the size, scope or value of the Business in Australia of the Restricted Subsidiaries (taken as a whole); or


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                           (C)      any franchise, licence, trade mark, patent,
                                    brand name, right or privilege necessary or desirable for the conduct of a Business in Australia ceasing to be in full force and effect or be adversely affected,

                           if to do so would have, or be likely to have, a Material Adverse Effect; and

                  (iv) without limiting Clause 4.1(p), not dispose of any interest in any shares in a Restricted Subsidiary if to do so would, or would be likely to, result in any Business carried on by the Restricted Subsidiaries no longer being wholly owned and controlled by the Group unless to do so would not have, or would not be likely to have, a Material Adverse Effect.

         (n)      (NON-TREASURY SUBSIDIARY INDEBTEDNESS):

                  (i) Foster's Brewing Group will ensure that the aggregate Relevant Indebtedness owing by all Applicable Members shall not at any time exceed A$100,000,000 (or its equivalent in other currencies).

                  (ii)     For the purposes of this paragraph (n):

                           APPLICABLE MEMBER means any member of the Group other than:

                           (A)      a member of the Finance Group;

                           (B)      any Guarantor;

                           (C)      any Treasury Subsidiary; or

                           (D) a member of the Group which has only been a member for less than six months provided that the Financial Indebtedness of that member was not created in contemplation of it becoming a member of the Group and the Financial Indebtedness of that member is not increased during the period ending six months after the date on which it became a member of the Group.

                           RELEVANT INDEBTEDNESS means Financial Indebtedness other than Financial Indebtedness:

                           (A)      owing to any member of the Group;

                           (B)      comprising Guarantees of Financial
                                    Indebtedness which are permitted by this Deed and which are owing by any Applicable Member if that Financial Indebtedness comprises Relevant Indebtedness owing by an Applicable Member;

                           (C) where the relevant lender has agreed to seek to recover the indebtedness only from a Guarantor and not from any other member of the Group which has incurred the indebtedness;


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                           (D)      comprising Financial Indebtedness referred
                                    to in paragraph (D) of the definition of Applicable Member in (ii) unless, as referred to in that paragraph, there has been an increase in the amount of that Financial Indebtedness, in which case the amount of the increase will be Relevant Indebtedness; or

                           (E)      comprising Limited Recourse Indebtedness.

         (o) (COMPLIANCE WITH TRANSACTION DOCUMENTS): Foster's Brewing Group shall, and shall ensure that each other Borrower and Guarantor will, duly and punctually comply with all other Transaction Documents to which it is a party.

         (p) (WHOLLY OWNED SUBSIDIARIES): Foster's Brewing Group shall ensure that the following corporations will at all times be wholly owned subsidiaries of Foster's Brewing Group:

                  (i)      Carlton and United Breweries Limited;

                  (ii)     Carlton and United Breweries (NSW) Limited;

                  (iii)    Queensland Breweries Proprietary Limited; and

                  (iv)     Mildara Blass Limited.

         (q) (TREASURY SUBSIDIARY ON-LENDING): Foster's Brewing Group shall ensure that each Treasury Subsidiary which is not a Guarantor (NON GUARANTOR) under this Deed will lend to a Guarantor which is a Treasury Subsidiary (RECIPIENT) all the proceeds of any financial accommodation which is provided to that Non Guarantor (other than any financial accommodation provided under a Transactional Facility).

4.2      FINANCIAL UNDERTAKINGS

         Foster's Brewing Group undertakes to the Trustee for and on behalf of the Creditors which are parties to the Approved Facilities and to such Creditors as follows except to the extent that the Trustee (acting on the instructions of the Majority Creditors) otherwise consents.

         (a) (CASH GEARING RATIO) The ratio of Financial Indebtedness to Net Profit After Tax for the 12 month period ending 31 December and 30 June in each year shall not be greater than 5.00:1.00. For the purposes of determining this ratio, Financial Indebtedness shall be calculated as the simple average of the month end Financial Indebtedness for the 13 month period commencing on the preceding 31 December or 30 June, as the case may be.

         (b) (TOTAL LIABILITIES TO TOTAL TANGIBLE ASSETS): Total Liabilities plus Minority Shareholder Interests shall not at any time exceed 70% of Total Tangible Assets of the Group.

         (c) (INTEREST COVER): The ratio of Earnings to Net Interest Expense for each six month period ending 31 December and for each financial year ending 30 June thereafter shall not be less than 2.50:1.00.


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4.3      TERM OF UNDERTAKINGS

         Each undertaking in this Clause 4 shall continue from the date of this Deed until the Guaranteed Moneys are fully and finally repaid.

5.       EVENTS OF DEFAULT

--------------------------------------------------------------------------------

5.1      EVENTS OF DEFAULT

         Each of the following is an Event of Default (whether or not it is in the control of any Borrower, Guarantor or Restricted Subsidiary (as the case may be)).

         (a) (OBLIGATIONS UNDER RELEVANT DOCUMENTS): A Borrower or Guarantor fails:

                  (i) to pay when due any amount payable by it under any Relevant Document;

                  (ii) to comply with any of its obligations under Clause 4.1(g) in respect of a Borrower and such failure, if capable of remedy, is not remedied within 7 days of notice of the failure to that Borrower from any Creditor to which that Borrower owes any Guaranteed Moneys;

                  (iii) to comply with any of its obligations under Clauses 4.1(c) and (k) in relation to any Facility Document (as if all references to any Relevant Document in those Clauses were to that Facility Document) and such failure, if capable of remedy, is not remedied within 7 days of notice from a Creditor in relation to that Facility Document of the failure;

                  (iv) to comply with any of its obligations under the Clauses mentioned in sub-paragraph (iii) above in relation to any Transaction Document (as if all references to any Relevant Document in those Clauses were to that Transaction Document) and, such failure, if capable of remedy, is not remedied within 7 days of notice from the Trustee or a Creditor;

                  (v) to comply with any of its Financial Undertakings unless the Majority Creditors have waived compliance;

                  (vi) to comply with its obligations under Clause 4.1(h) and such failure has, or would be likely to have, a Material Adverse Effect;

                  (vii) to comply with any of its other obligations under any Relevant Document and such failure, if capable of remedy, is not remedied within 7 days of notice of the failure from (in the case of a Transaction Document) the Trustee or (in the case of a Facility Document) a Creditor in relation to that Facility Document; or


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                  (viii)   to satisfy within the stipulated time any condition
                           subject to which the Trustee (in the case of a Transaction Document) or a Creditor (in the case of a Facility Document in relation to that Creditor) has waived compliance with any Relevant Document.

         (b)      (MISREPRESENTATION):

                  (i)      (IN RESPECT OF A CREDITOR'S FACILITY DOCUMENTS ONLY):
                           Any representation or warranty in Clauses 3.1(b),
                           (c), (d), (e), (f), (g), (h), (k), (l), (m), (n) and
                           (o) (the DOCUMENT PROVISIONS) is not true or is misleading in any material respect when made or repeated by or on behalf of a Borrower or Guarantor in any Relevant Document, or in any document provided under or in connection with any Relevant Document, in respect of a Facility Document (as if all references to any Relevant Document in the Document Provisions were to that Facility Document).

                  (ii) (STATUS OF BORROWER): Any representation or warranty in Clause 3.1(a), (j) or (p) in respect of a Borrower, is not true or is misleading in any material respect when made or repeated by or on behalf of that Borrower in any Relevant Document, or in any document provided under or in connection with any Relevant Document.

                  (iii) (DEFAULT REPRESENTATIONS): Any representation or warranty in Clause 3.2(c)(i), (ii) or (iii) is not true or is misleading in any material respect when made or repeated by or on behalf of a Guarantor or a Borrower in any Relevant Document, or in any document provided under or in connection with any Relevant Document.

                  (iv) (OTHER MISREPRESENTATIONS): Any representation or warranty:

                           (A) in the Document Provisions in respect of a Transaction Document (as if all references to any Relevant Document in the Document Provisions were to that Transaction Document);

                           (B) in Clause 3.1(a), (j) or (p) in respect of any Guarantor or, in respect of Clause 3.1(p) only, a Restricted Subsidiary; or

                           (C) in any other paragraph of Clause 3 (other than in Clause 3.2(c)(i), (ii) or (iii)),

                          is not true or is misleading in any material respect when made or repeated by or on behalf of a Borrower or Guarantor in any Relevant Document, or in any document provided under or in connection with any Relevant Document.

         (c)      (CROSS DEFAULT):

                  (i) Any Financial Indebtedness (other than Limited Recourse Indebtedness) of any Borrower, Guarantor or Restricted


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                           Subsidiary aggregating to at least A$25,000,000 or
                           its equivalent:

                           (A)      is not paid when due (or within any
                                    applicable grace period); or

                           (B) becomes due and payable before its stated maturity or expiry; or

                  (ii) any facility or obligation granted or owed by any person to any Borrower, Guarantor or Restricted Subsidiary to provide financial accommodation which will comprise Financial Indebtedness (other than Limited Recourse Indebtedness) or to acquire or underwrite Financial Indebtedness (other than Limited Recourse Indebtedness) aggregating to at least A$25,000,000 or its equivalent is terminated prior to its stated termination date as a result of an actual default or event of default, termination event, cancellation event or special prepayment or similar event, whatever called.

                  For the purposes of this paragraph, if a person is required to provide cash cover for Financial Indebtedness (other than in respect of margin calls on Treasury Transactions entered into in the ordinary course of business), that Financial Indebtedness shall be deemed to be due and payable from the date of the imposition of that requirement. Sub-paragraphs
                  (i)(A) and (ii) will not apply in the case of:

                  (iii) the exercise by a Borrower, Guarantor or Restricted Subsidiary of an optional right of prepayment or termination in the absence of any actual default or event of default, termination event, cancellation event or special prepayment or similar event, whatever called;

                  (iv) a mandatory prepayment, repayment or termination arising solely because it is unlawful or impracticable for a person who has provided, or has agreed to provide, financial accommodation or make, fund or maintain its participation in that financial accommodation;

                  (v) a mandatory prepayment or repayment to, or termination by, any person which arises solely as a result of the circumstances mentioned in Clause 5.5 applying to that person (as if all references in that Clause to any Creditor and any Approved Facility were to that person and any Facility respectively); or

                  (vi) a mandatory prepayment or repayment arising solely because of a movement in exchange rates which has the result that the principal amount of any financial accommodation, when converted from the currency in which it is denominated into the currency in which the commitment of the provider of that financial accommodation is expressed, exceeds that commitment.


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         (d)      (WINDING UP, ARRANGEMENTS, INSOLVENCY ETC.):

                  (i) An application (other than an application which the Trustee (acting on the instructions of the Majority Creditors) is satisfied is a frivolous or vexatious application or one which is withdrawn within 5 Business Days of being made (in the case of an application made for winding up by a creditor, which application is based on the failure to comply with a statutory demand issued pursuant to Section 459E of the Corporations Law) or 25 Business Days of being made (in any other case)) or order is made or a resolution is passed for the winding up, dissolution, official management or administration of any Guarantor or Restricted Subsidiary;

                  (ii) any Guarantor or Restricted Subsidiary enters into, resolves to enter into or commences proceedings to sanction any arrangement, compromise or composition with or assignment for the benefit of its creditors or any class of them;

                  (iii) any Guarantor or Restricted Subsidiary is, or is deemed under any applicable legislation to be, unable to pay its debts when they fall due (other than as a result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or any class of its debts; or

                  (iv) any Guarantor or Restricted Subsidiary ceases or threatens to cease to carry on its business,

                  except that there shall not be any Event of Default under either sub-paragraph (i) or (iv) in the case of a resolution for a voluntary winding up or dissolution or a voluntary cessation of business which is permitted under Clause 4.1(g).

         (e) (ENFORCEMENT AGAINST ASSETS): With respect to all or any of the assets and undertaking of any Guarantor or Restricted
                  Subsidiary:

                  (i) a receiver, receiver and manager, administrative receiver, official manager, trustee, administrator or similar officer is appointed or anything analogous occurs (other than by a person who has enforced or taken analogous action in respect of an amount of not more than A$25,000,00 or its equivalent);

                  (ii) any Security Interest is enforced or analogous process occurs in respect of an amount in excess of A$25,000,000 or its equivalent other than, in the case only of a Security Interest becoming enforceable, where it has become enforceable solely as a result of publicly stated intentions to dispose of assets of the Finance Group or such dispositions occurring; or

                  (iii) a distress, attachment or other execution or analogous process for an amount in excess of A$25,000,000 or its equivalent is levied or enforced


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                  other than with respect to any such assets or undertaking
                  which are subject to a Security Interest which only secures Limited Recourse Indebtedness and which is a Permitted Security Interest.

         (f) (REDUCTION OF CAPITAL): Without the prior written consent of the Trustee (which consent shall not be given except with the approval of the Majority Creditors):

                  (i) Foster's Brewing Group reduces, or passes a resolution to reduce, its capital or makes any other capital distributions to its shareholders (except, in any case, by the redemption of redeemable shares or by any buy-back of any of its shares issued pursuant to an employee share scheme of Foster's Brewing Group);

                  (ii) any Guarantor or Restricted Subsidiary other than, in either case, a wholly-owned subsidiary of Foster's Brewing Group passes a resolution under Section 188(2) or 205(10) of the Corporations Law or any equivalent provision; or

                  (iii) any Guarantor or Restricted Subsidiary other than, in either case, a wholly owned subsidiary of Foster's Brewing Group calls a meeting (other than following and because of a request made by a shareholder of that Guarantor or Restricted Subsidiary) to consider any resolution referred to in sub-paragraph (i) or
                           (ii) above or applies to a court to call such a meeting or to sanction any resolution or reduction of capital referred to in sub-paragraph (i) or (ii) above.

         (g) (ANALOGOUS PROCESS): Anything which is analogous to anything referred to in paragraph (d) or (f) or which has a substantially similar effect with respect to any Guarantor or Restricted Subsidiary occurs under any applicable law.

         (h)      (VITIATION OF RELEVANT DOCUMENTS):

                  (i) All or any material part of any Relevant Document is terminated or is or becomes void, illegal, invalid, unenforceable (other than by reason of a party waiving any of its rights) or of limited force and effect;

                  (ii) any party becomes entitled to terminate, rescind or avoid all or any material part of any Relevant Document; or

                  (iii) any party (other than any Creditor or the Trustee) alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph (ii).

                  This paragraph (h) will not apply where a Borrower or
                  Guarantor:

                  (1)      terminates, rescinds or avoids;

                  (2)      is entitled to terminate, rescind or avoid; or

                  (3) alleges or claims that it has terminated, rescinded or avoided, or that it is entitled to terminate, rescind or avoid,


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                           all or any provisions (the PROVISIONS) of any
                           Relevant Document:

                  (4)      in accordance with an optional right of termination;
                           or

                  (5) as a result of any breach, default or repudiation by the Trustee or a Creditor under or in relation to the Relevant Document which entitles the Borrower or Guarantor to terminate, rescind or avoid the Provisions.

         (i) (MATERIAL ADVERSE CHANGE): Any event or series of events, whether related or not, occurs (including, without limitation, any material adverse change in the business, assets or financial condition of any Borrower, Guarantor or Restricted Subsidiary) which has, or is likely to have, a Material Adverse Effect.

         (j)      (COMPULSORY ACQUISITION):

                  (i) All or any part of any asset of any Guarantor or Restricted Subsidiary having a book value in excess of A$25,000,000 (or its equivalent) is compulsorily acquired by or by order of any Governmental Agency or under any law;

                  (ii) any Governmental Agency orders the sale, vesting or divesting of all or any part of the assets of any Guarantor or Restricted Subsidiary; or

                  (iii) any Governmental Agency takes any step for the purpose of any of the above or proposes to do so,

                  and such action would have, or would be likely to have, a Material Adverse Effect.

         (k) (GOVERNMENTAL INTERFERENCE): Any law or anything done by any Governmental Agency:

                  (i) wholly or, in any material way, partially renders illegal, prevents or restricts the performance by a Borrower or Guarantor or the effectiveness of any Relevant Document; or

                  (ii) otherwise has, or is likely to have, a Material Adverse Effect.

         (l) (CHANGE OF CONTROL OF FOSTER'S BREWING GROUP): Foster's Brewing Group becomes a Subsidiary of another corporation.

         (m) (NON GUARANTEEING BORROWERS): Any event in paragraphs (d), (e) or (f)(ii), (f)(iii), (g), (h) and (j) occurs in relation to any Borrower which is not a Guarantor (as if all references to Guarantor in those Clauses were to that Borrower).

5.2      CONSEQUENCES

         Upon, and at any time subsequent to:

         (a) the occurrence of an Event of Default under Clause 5.1(a)(i) in relation to any moneys due for payment to a Creditor, that Creditor or, if that payment is due under a Syndicated Facility, the applicable Facility Agent may;


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         (b)      the occurrence of an Event of Default in relation to a
                  Facility Document under:

                  (i)      Clauses 5.1 (a)(iii) or (b)(i); or

                  (ii) Clauses 5.1(a)(vii), (a)(viii), (h) or (k)(i) as if when construing that Clause the references to Relevant Document appearing in the Clauses referred to in that Clause were to that Facility Document, each Creditor in relation to that Facility Document or, if that Facility Document is in respect of a Syndicated Facility, the applicable Facility Agent may;

         (c) the occurrence of an Event of Default under Clause 5.1(a)(ii), 5.1(b)(ii), 5.1(a)(vi) or 5.1(m) in relation to a Borrower, each Creditor which has provided an Approved Facility to that Borrower or, if that Approved Facility is a Syndicated Facility, the applicable Facility Agent may;

         (d) the occurrence of an Event of Default (other than any of the Events of Default referred to in paragraphs (a), (b), (c) and
                  (e)), any Creditor or, if that Creditor is party to a Syndicated Facility, the applicable Facility Agent may; or

         (e)      the occurrence of an Event of Default referred to in:

                  (i)      Clause 5.1 (a)(iv), (a)(v), (b)(iii), (b)(iv), (c),
                           (i), (j), (k)(ii) or (l); or

                  (ii) Clause 5.1(a)(vii),(a)(viii), (h) or (k)(i) in relation to a Transaction Document (as if all references in that Clause to any Relevant Document were to that Transaction Document), the Trustee shall, if instructed by the Majority Creditors,

         if the applicable Event of Default is subsisting, by notice to Foster's Brewing Group:

                  (A) declare all moneys owing (whether actually or contingently):

                           (1) in the case of a notice delivered by a Creditor or a Facility Agent on behalf of the Creditors under a Syndicated Facility pursuant to paragraph (a), (b), (c) or (d) by the relevant Borrower or Borrowers to that Creditor under any Relevant Document or those Creditors under the Facility Documents in relation to that Syndicated Facility (as the case may be); or

                           (2) in the case of a notice delivered by the Trustee pursuant to paragraph (e), by all Borrowers to all Creditors under all Relevant Documents,

                           (other than moneys owing in relation to any Transactional Facility but without prejudice to the rights arising pursuant to that Transactional Facility) to be immediately due and payable, upon which the relevant Borrower or Borrowers or all


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                           Borrowers (as the case may be) shall immediately pay
                           or repay all such moneys (and, in the case of contingent liabilities or Instruments which have not matured, provide cash cover for the full amount of such contingent liabilities or the aggregate face value of such Instruments) to:

                           (3) in the case of a notice delivered by a Creditor or a Facility Agent pursuant to paragraph (a), (b), (c) or (d) that Creditor or that Facility Agent (as the case may be); or

                           (4) in the case of a notice delivered by the Trustee pursuant to paragraph (e), the Trustee,

                           together with accrued interest and fees and all other such moneys; and/or

                  (B) cancel (other than in respect of any Transactional Facility but without prejudice to the rights arising pursuant to that Transactional Facility):

                           (1) in the case of a notice delivered by a Creditor or a Facility Agent on behalf of the Creditors under a Syndicated Facility pursuant to paragraph (a), (b), (c) or (d) that Creditor's or those Creditors' under the Syndicated Facility (as the case may be) obligations to provide to the relevant Borrower or Borrowers any financial accommodation (including its Limit) under the applicable Facility Document or Facility Documents; or

                           (2) in the case of a notice delivered by the Trustee pursuant to paragraph (e), the Creditors' obligations to provide any financial accommodation (including their Limits) under the Facility Documents.

5.3      CASH COVER

         (a) (LETTERS OF CREDIT AND OTHER CONTINGENT AMOUNTS): Any amount paid to a Creditor or a Facility Agent on its behalf under Clause 5.2(A), 5.5 or 6 in respect of the contingent liability of a Creditor in respect of a Guarantee or any other amount which is contingently owing, shall be held by, or on behalf of, the Creditor by way of cash cover for such contingent liability.

         (b) (INSTRUMENT): Any amount paid to a Creditor or a Facility Agent on its behalf under Clause 5.2(A), 5.5 or 6 in respect of an Instrument which has not matured, shall be held by, or on behalf of, the Creditor by way of cash cover for that Instrument.

         (c) (INTEREST): All amounts received and held by, or on behalf of, the Creditor by way of cash cover under this Deed including, without limitation, pursuant to paragraph (a) or (b) of this Clause (and any interest on such amount) shall accrue and be credited interest at a rate


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                  and in the manner the Creditor determines would apply to
                  deposits at call (in the case of cover for amounts contingently owing) or for the remaining term of any relevant Guarantee or Instrument, as the case may be, in accordance with its normal procedures.

         (d) (APPLICATION): Without limiting any other provision of any Relevant Document, the Creditor may at any time apply any such cash cover and/or any such interest in payment of any Guaranteed Moneys then payable by the relevant Borrower or Guarantor to the Creditor.

         (e) (REPAYMENT): Any amount held by, or on behalf of a Creditor by, way of cash cover (or interest on such amount) for an amount contingently due shall be repaid to the relevant Borrower or Guarantor on the later of:

                  (i)      such amount ceasing to be contingently due; and

                  (ii) all Guaranteed Moneys in respect of that Borrower or Guarantor owing to that Creditor being fully and finally discharged or paid.

         (f) (TO TRUSTEE): Any amount which a Creditor would, but for this paragraph (f), be required to pay to a Borrower or Guarantor under paragraph (e), shall be paid by that Creditor to the Trustee if a notice has been given by the Trustee under Clause 5.2.

5.4      TECHNICAL DEFAULT IN PAYMENT

         (a) (DEMONSTRATION OF TECHNICAL REASONS FOR NON-PAYMENT): No Creditor shall exercise its powers under Clause 5.2(A) or (B) in respect of a failure by a Borrower or Guarantor to make a payment to the Creditor required under a Relevant Document as described in Clause 5.1(a)(i) or (m) if, prior to such exercise, the relevant Borrower or Guarantor demonstrates to the satisfaction of the Creditor or, if applicable, its Facility Agent that:

                  (i)      (A)      it instructed bankers to remit the moneys
                                    due in sufficient time for the moneys to be received by the Creditor or, if applicable, its Facility Agent at or before the time specified by the Relevant Document; and

                           (B) it has sufficient funds in an account or accounts with those bankers, or sufficient immediately available facilities (as defined in paragraph (c)) from those bankers, or (if the Borrower or Guarantor had no such account or facilities), those bankers were put in sufficient funds by the Borrower or Guarantor;

                  (ii) such default has arisen by reason of temporary technical or administrative difficulties in transferring such payment from those bankers to the Creditor or, if applicable, its Facility Agent; and


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                  (iii)    such payment is or shall be received in the manner
                           required by the Creditor or, if applicable, its Facility Agent on the Business Day following the due date,

                  but the Creditor or, if applicable, its Facility Agent may exercise its powers without waiting for such demonstration if, in its reasonable opinion, the failure is for reasons other than those mentioned in (ii) above.

         (b) (NO EVENT OF DEFAULT): If the Borrower or Guarantor so demonstrates before such exercise in respect of a payment not made on the due date and such payment is received by the relevant Creditor or, if applicable, its Facility Agent in the manner required on or before the Business Day following such failure, the failure to make such payment on or before the due date shall not constitute an Event of Default.

         (c)      (DEFINITION OF FACILITIES): The reference in paragraph
                  (a)(i)(B) to IMMEDIATELY AVAILABLE FACILITIES means, to the satisfaction of the relevant Creditor or, if applicable, its Facility Agent facilities in which the Borrower or Guarantor has done everything necessary (including service of a drawdown notice in sufficient time, and satisfaction of conditions precedent) to ensure that the relevant bankers are required to provide sufficient immediately available funds on the relevant day, and under which such bankers are actually obliged to provide such funds on such day.

5.5      TECHNICAL REPAYMENT OF FACILITIES FOR PRUDENTIAL REASONS

         If, at any time (the RELEVANT TIME), Foster's Brewing Group becomes a Subsidiary of another corporation or another corporation becomes a Subsidiary of Foster's Brewing Group, and if a Creditor certifies in writing to Foster's Brewing Group within 90 days of the Relevant Time that:

         (a) after having regard to the Creditor's exposure to the Group prior to the Relevant Time and the exposures of the Creditor to the corporation of which Foster's Brewing Group has become a Subsidiary or which has become a Subsidiary of Foster's Brewing Group (as the case may be); and

         (b)      in order to ensure that the Creditor may continue to observe:

                  (i) any applicable banking law, rule, regulation or prudential lending requirement of any central bank with whose requirements or requests the Creditor is required to or is accustomed to comply; or

                  (ii) its own internal prudential lending requirements or limits,

         it cannot maintain, or must reduce, its Approved Facility or obligations thereunder, that Creditor may, to the extent necessary to ensure such observance:

         (A) declare the moneys owing to it under any Relevant Document (whether actually or contingently) to be due and payable, upon which


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                  the relevant Borrower or Guarantor shall, on the latest date permitted for repayment by the applicable law, regulation or requirement (where paragraph (b)(i) applies) or not later than the expiry of a period of 120 days after the Relevant Time (where paragraph (b)(ii) applies) (in either case, the LATEST
                  DATE), repay such moneys (and, in the case of contingent liabilities or Instruments which have not matured, provide cash cover to the relevant Creditor for the full amount of such contingent liabilities or the aggregate face value of such Instruments) together with accrued interest and fees in respect of such moneys; and/or

         (B) cancel all or part of its obligations to provide any financial accommodation (including its Limit) under any Facility Document, which cancellation shall take effect on the Latest Date.

5.6      CREDITOR TO NOTIFY TRUSTEE OF 5.2 OR 5.5 NOTICE

         (a) At the same time as a Creditor or its Facility Agent gives a notice to Foster's Brewing Group under Clause 5.2 or 5.5, that Creditor shall give, or shall ensure that its Facility Agent (if any) will give, the Trustee a copy of the notice.

         (b) The Trustee shall give each other Creditor a copy of that notice promptly after it is received.

5.7      CONDITIONS PRECEDENT: NO INCREASE IN PRINCIPAL AMOUNT

         (a) If a Borrower wishes to rollover, continue or obtain financial accommodation from a Creditor (the FUNDING CREDITOR) under an Approved Facility where the effect would be, if no Principal Amount is outstanding on any day, to create any outstanding Principal Amount under that Approved Facility on that day or in any other case, to increase the aggregate Principal Amount outstanding under that Approved Facility, the Funding Creditor shall not (except to the extent permitted under Clause 5.8) be entitled to include or rely on, as conditions precedent to the provision of that financial accommodation, conditions precedent the substance of which, in relation to Clauses 3 or 5, are inconsistent with, or more onerous on the Borrower than, the following conditions precedent:

                  (i) no Event of Default or Potential Event of Default in relation to the Borrower, any other Borrower, any Guarantor or Restricted Subsidiary has occurred which has not been remedied which entitles (or if the Potential Event of Default becomes an Event of Default, would entitle), the Funding Creditor or its Facility Agent to make a declaration under Clause 5.2(A) or (B);

                  (ii) no Event of Default or Potential Event of Default in relation to any Borrower, Guarantor or Restricted Subsidiary has occurred which has not been remedied which entitles (or if the Potential Event of Default becomes an Event of Default,


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                           would entitle), the Majority Creditors to instruct
                           the Trustee to make a declaration under Clause 5.2(A) or (B);

                  (iii) no payment default (other than a failure arising for any of the reasons mentioned in Clause 5.4(a)(ii)) by any Borrower or Guarantor to any other Creditor as contemplated in Clause 5.1(a)(i), and no failure to pay any amount which, upon the expiry of any applicable grace period, would become such a default, has occurred and remains unremedied;

                  (iv) no disclosure (DISCLOSURE) has been made by or on behalf of a Borrower or Guarantor that any of the representations or warranties (the RELEVANT REPRESENTATION) in Clause 3.2(a)(ii), (b), (c)(i),
                           (c)(ii) and (e) (on the basis that the references to Relevant Document in that paragraph (c)(ii) is to any Transaction Document) but for the Disclosure, be untrue or incorrect when made or repeated, other than a Disclosure which has been either:

                           (A) revoked by Foster's Brewing Group by notice to the Trustee and the Funding Creditor and Foster's Brewing Group has certified that the Relevant Representation is true with respect to the facts and circumstances existing as at the date of the notice; or

                           (B) approved of by the Trustee (acting on the instructions of the Majority Creditors);

                  (v) no disclosure has been made by or on behalf of the Borrower or a Guarantor that the representation or warranty in Clause 3.2(c)(ii) will, but for that disclosure, be untrue or incorrect when made or repeated to the extent that it relates to any Facility Document in relation to that Approved Facility (on the basis that the reference to Relevant Document in that Clause is a reference to that Facility Document), other than such a disclosure which has been approved by the Funding Creditor; or

                  (vi) save to the extent of any disclosure contemplated in paragraphs (iv) and (v) but without limiting paragraph (iv) or (v), no representation or warranty in Clause 3.1 or 3.2 made or repeated for the benefit of the Funding Creditor under Clause 3.4 is untrue or incorrect when made or repeated.

         (b) Nothing in paragraph (a) shall prohibit or prevent the Funding Creditor from including any additional conditions precedent (including, without limitation, the giving of drawdown, selection or rollover notices (howsoever called)) in any Facility Document, the substance of which relates to matters other than Clause 3 or 5.

         (c)      (i)      Notwithstanding paragraph (a), a Funding Creditor
                           shall not be obliged to provide further financial accommodation where:


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                           (A)      a Relevant Potential Event has occurred and
                                    remains unremedied; or

                           (B) a disclosure has been made by or on behalf of a Borrower or a Guarantor that the representation and warranty in Clause 3.2(c)(iii) will, but for the disclosure, be untrue or incorrect when made or repeated, and the Majority Creditors have agreed that the Funding Creditor need not provide the further financial accommodation.

                  (ii) Notwithstanding the condition precedent in Clause 5.7(a)(ii) (in the case of a Relevant Potential Event) or the condition precedent in Clause 5.7(a)(vi) (but only in the case of any such disclosure in respect of Clause 3.2(c)(iii)), in the absence of the agreement of the Majority Creditors, the Funding Creditor shall not be entitled to rely upon a Relevant Potential Event or any such disclosure (as the case may be) to refuse to provide the further financial accommodation.

                  (iii) In this paragraph (c), RELEVANT POTENTIAL EVENT means a Potential Event of Default which is a breach of an obligation (other than a payment obligation) in any other document or agreement (other than a Facility Document with the Funding Creditor) which has not been remedied and which, with the giving of notice, the passage of time or the making any determination by any party entitled to do so under the relevant document or agreement, or any combination of the three, would become an Event of Default under Clause 5.1(c).

5.8      CONDITIONS PRECEDENT:  NO PROVISION OR ROLLOVER OF ACCOMMODATION

         If a Borrower wishes to rollover, continue or obtain financial accommodation on any day (the FUNDING DAY) from a Creditor (the FUNDING CREDITOR) under an Approved Facility, the Funding Creditor shall not (except to the extent permitted under Clause 5.7) be entitled to include or rely on, as conditions precedent to the provision of that financial accommodation, conditions precedent the substance of which, in relation to Clauses 3 or 5, are inconsistent with, or more onerous on the Borrower than, the following conditions precedent:

         (a)      the Trustee has not made a declaration under Clause 5.2(A) or
                  (B) in relation to any Borrower or Guarantor;

         (b) the Funding Creditor or, where the Approved Facility is a Syndicated Facility, the Facility Agent for the Syndicated Facility has not made a declaration under either such Clause in relation to that or any other Borrower under any Approved Facility;

         (c)      each of the representations or warranties in Clauses 3.1(a),
                  (b), (c), (d), (e), (f), (g), (j), (n), (o) and (p) made for the Funding Creditor's benefit under Clause 3.4 on the day on which any drawdown, selection or


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                  rollover notice or other notice (whatever called) requesting the provision or rolling over of such financial accommodation is given and on the Funding Day is true and correct; and

         (d) no Event of Default or Potential Event of Default is subsisting under Clause 5.1(d) in relation to any Borrower under that Approved Facility.

5.9      NO OBLIGATION TO FUND AFTER REPAYMENT DATE

         Nothing in Clauses 5.7 and 5.8 requires any Creditor to rollover, provide or continue to provide any financial accommodation under an Approved Facility on or after the stated cancellation, maturity, termination or repayment date for that Approved Facility.

5.10     ENFORCEMENT BY TRUSTEE

         (a)      (i)      Subject to paragraph (a)(iii), if a Borrower (the
                           RELEVANT BORROWER) does not make payment in accordance with a demand given by the Trustee under Clause 5.2, subject to the subsequent provisions of this Clause, the Trustee shall pursue all legal remedies against the Relevant Borrower which the Creditors (the INSTRUCTING GROUP) to which the
                           Relevant Borrower owes any Guaranteed Moneys may direct the Trustee to pursue for the purpose of obtaining those Guaranteed Moneys and protecting the interests of each member of the Instructing Group
                           (other than a Creditor to which paragraph (d) applies).

                  (ii) Subject to paragraph (a)(iii), any Creditor to which the Relevant Borrower owes any Guaranteed Moneys may by notice to the Trustee elect to pursue its own legal remedies against the Relevant Borrower to recover those Guaranteed Moneys without the necessity for any action on the part of the Trustee.

                  (iii)    If:

                           (A)      the Relevant Borrower is a Guarantor; and

                           (B) the Trustee has been instructed by the Majority Creditors to enforce the guarantee in Clause 6 against the Relevant Borrower,

                           the provisions of Clauses 6.2 and 6.3 shall apply in lieu of this Clause 5.10.

         (b) If the Trustee is satisfied (whether before or after making demand as aforesaid) that there is a bona fide dispute with regard to the payment of the Guaranteed Moneys (or any part thereof) owing to a Creditor (the AFFECTED CREDITOR) by the Relevant Borrower having regard to such information, documents and other evidence as may be presented to it by any person, the Trustee may take such further action as it sees fit, including withdrawal of such demand, or may decline to take any action, in relation to the disputed part of such Guaranteed Moneys.


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         (c)      The Relevant Borrower and the Trustee agree that:

                  (i) the withdrawal of a demand made on the Relevant Borrower or the declining to take action by the Trustee against the Relevant Borrower under paragraph
                           (b) shall not in any way prejudice or affect the rights of the Affected Creditor against the Relevant Borrower to obtain payment or repayment from the Relevant Borrower of any Guaranteed Moneys owing to the Affected Creditor; and

                  (ii) any such withdrawal or declining to take action shall not release the Relevant Borrower from any obligations under any Facility Document with the Affected Creditor,

                  with the intent that, if the Trustee so declines to take any action or so withdraws a demand under paragraph (b), then the Affected Creditor shall be entitled to enforce payment or repayment by the Relevant Borrower of any Guaranteed Moneys owing to the Affected Creditor directly against the Relevant Borrower without the necessity for any action on the part of the Trustee.

         (d)      If:

                  (i) the Trustee withdraws any demand or declines to take any action under paragraph (b) in respect of all of the Guaranteed Moneys owing by the Relevant Borrower to an Affected Creditor; or

                  (ii) a Creditor gives a notice to the Trustee under paragraph (a)(ii) electing to pursue its own legal remedies to recover from the Relevant Borrower the Guaranteed Moneys owing to it by that Relevant Borrower, then that Affected Creditor or Creditor shall not be regarded as a member of the Instructing Group for the purposes of paragraph (a).

         (e) Any moneys recovered from the Relevant Borrower by a Creditor or Affected Creditor referred to in paragraph (d) shall be paid by it to the Trustee (after deducting its costs and expenses in recovering those moneys). Subject to Clause 13.9, Clause 27 applies to such payment.

         (f) The Trustee may, as a condition precedent to making demand upon any Borrower, or pursuing in accordance with paragraph
                  (a) any legal remedy against a Borrower to recover any Guaranteed Moneys then due and payable by it to any Creditors, require an indemnity from the relevant Creditor or Creditors in respect of all costs, expenses or liabilities of any nature which the Trustee will or might incur in respect thereof and/or, at the discretion of the Trustee, require the relevant Creditor or Creditors to deposit with the Trustee such sum as the Trustee may reasonably consider to be the likely amount of such costs, expenses or liabilities.

         (g) Notwithstanding Clause 25.11, the Trustee is not entitled to be indemnified against those costs, expenses or liabilities by any other Creditor.


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6.       GUARANTEE

--------------------------------------------------------------------------------

6.1      GUARANTEE

         (a) Subject to paragraph (b), the Guarantors jointly and severally unconditionally and irrevocably guarantee to the Trustee for and on behalf of the Creditors which are parties to Approved Facilities the due and punctual payment of the Guaranteed Moneys.

         (b) Subject to paragraph (c), the Guaranteed Moneys owing by Foster's Brewing Group are not guaranteed under Clause 6.1(a). Subject to paragraph (c), Clauses 6.2, 6.3, 6.5 and 6.7 to
                  6.13 inclusive and all references in those Clauses and paragraph (a) to:

                  (i) Guaranteed Moneys shall not include the Guaranteed Moneys owing by Foster's Brewing Group as a Borrower; and

                  (ii)     Borrower shall not include Foster's Brewing Group.

         (c) On and from each date that the undertakings in Clause 10.1 commence to apply by virtue of Clause 10.1(a) until the Trustee releases and discharges the Guarantors (other than Foster's Brewing Group and the Treasury Subsidiaries) under Clause 6.14(b)(E) after that date, paragraph (b) ceases to apply and:

                  (i) the Guaranteed Moneys owing by Foster's Brewing Group shall be jointly and severally unconditionally and irrevocably guaranteed by the Guarantors under Clause 6.1(a); and

                  (ii) Clauses 6.2, 6.3, 6.5 and 6.7 to 6.13 inclusive shall apply as if all references to Guaranteed Moneys shall include the Guaranteed Moneys owing by Foster's Brewing Group and all references to Borrower included Foster's Brewing Group.

6.2      PAYMENT

         (a) On demand from the Trustee from time to time each Guarantor shall pay an amount equal to the Guaranteed Moneys then due and payable in the same manner and currency which the relevant Borrower is (or would have been but for its Liquidation) required to pay the Guaranteed Moneys under the relevant Facility Document.

         (b) The Trustee shall make demand on each Guarantor under Clause 6.2(a) in respect of any Guaranteed Moneys then due and payable to a Creditor forthwith on receipt from that Creditor of:

                  (i) unless the Trustee has given a notice under Clause 5.2, a certificate giving brief particulars of the Guaranteed Moneys then due and payable to the Creditor including the amount and currency;

                  (ii) where such Guaranteed Moneys are obliged to be paid under an agreement or instrument, a copy of such agreement or instrument; and


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                  (iii)    unless the Trustee has given a notice under Clause
                           5.2, a copy of the Creditor's demand for payment on the relevant Borrower in respect of the Guaranteed Moneys.

                  Subject to the foregoing provisions, where the Trustee has given a notice under Clause 5.2, the Trustee shall make a demand on each Guarantor on behalf of all Creditors (other than a Creditor to which Clause 6.3(c)(i) applies) on the instructions of the Majority Creditors.

         (c) On receipt by the Trustee of any amount paid by a Guarantor in respect of any Guaranteed Moneys then due and payable, whether pursuant to a demand in accordance with Clause 6.2(b) or as a result of the pursuit of a legal remedy in accordance with Clause 6.2(d) or otherwise, such amount shall be trust moneys in the hands of the Trustee and the Trustee shall:

                  (i) forthwith pay over such amount to the relevant Creditor or, if there are two Creditors or more, those Creditors ratably in accordance with their entitlements; or

                  (ii) where the Trustee has given a notice under Clause 5.2, apply the moneys in accordance with Clause 13.

         (d) If a Guarantor does not make payment in accordance with such demand, subject to Clauses 6.2(e) and 6.3, the Trustee shall pursue all legal remedies which:

                  (i)      unless (ii) below applies, the relevant Creditor; or

                  (ii) where the Trustee has given a notice under Clause 5.2, the Majority Creditors,

                  may direct the Trustee to pursue for the purpose of obtaining the Guaranteed Moneys then due and payable to the relevant Creditor or, where (ii) above applies, all the Creditors (other than a Creditor to which Clause 6.3(c)(i) applies) and protecting the interests of the relevant Creditor or, where
                  (ii) above applies, all the Creditors (other than a Creditor to which Clause 6.3(c)(i) applies).

         (e) If the Trustee is satisfied (whether before or after making demand as aforesaid) that there is a bona fide dispute with regard to the payment of the Guaranteed Moneys then due and payable to a Creditor (or any part thereof) having regard to such information, documents and other evidence as may be presented to it by any person, the Trustee may take such further action as it sees fit, including withdrawal of such demand, or may decline to take any action, in relation to the disputed part of the Guaranteed Moneys.

         (f)      (i)      If a Borrower has failed to make a payment required
                           under a Facility Document and, before the Trustee makes a demand under this Clause 6.2, the Borrower demonstrates the matters referred to in paragraphs
                           (i), (ii) and (iii) of Clause 5.4(a) to the satisfaction of the relevant Creditor or, if applicable, its Facility Agent, then such Creditor or, if applicable, its Facility Agent shall notify the Trustee forthwith and the Trustee shall


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                           not make a demand on a Guarantor in respect of the
                           failure to make a payment unless such payment is not received in the manner required by the Creditor or, if applicable, its Facility Agent, on the Business Day following the due date.

                  (ii) The Trustee may exercise its powers under this Clause 6 without waiting for such demonstration if instructed by the relevant Creditor or, if applicable, its Facility Agent to do so.

                  (iii) The Creditor or Facility Agent (as the case may be) may only give such instructions if, in its reasonable opinion, the Borrower's failure to make the payment is for reasons other than those mentioned in Clause 5.4(a)(ii).

         (g) The Trustee shall promptly notify each Creditor of any demand made by it under Clause 6.2. It shall also notify the relevant Creditor or Creditors if it withdraws any demand or declines to take any action under Clause 6.2(e).

         (h) Each Creditor shall notify the Trustee of any demand made by it under this Clause 6. The Trustee shall give each other Creditor a copy of that notice promptly after it is received.

6.3      TRUSTEE RESPONSIBILITY

         (a) Each Guarantor and the Trustee agree that, where a Creditor wishes to take action under and obtain the benefit of the guarantee herein contained in respect of a Borrower, each Guarantor and the Creditor concerned shall deal with each other as principals in relation thereto without the necessity for the Trustee to become involved or to take any action in relation thereto except where expressly provided in this Clause 6 or elsewhere in this Deed. Without prejudice to paragraph (b), no Creditor may take any such action after the Trustee has given a notice under Clause 5.2.

         (b)      Each Guarantor and the Trustee further agree that:

                  (i) the withdrawal of a demand or the declining to take action by the Trustee under Clause 6.2(e) shall not in any way prejudice or affect the rights of Creditors against each Guarantor to obtain the benefit of the guarantee herein in respect of a Borrower; and

                  (ii) any such withdrawal or declining to take action shall not release any Guarantor from any obligations under such guarantee,

                  with the intent that, if the Trustee so declines to take any action or so withdraws a demand under Clause 6.2(e), then the relevant Creditor shall be entitled to enforce the guarantee directly against each Guarantor without the necessity for any action on the part of the Trustee.

         (c) If the Trustee withdraws any demand or declines to take any action under Clause 6.2(e) in respect of:


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                  (i)      all of the Guaranteed Moneys owing to any Creditor,
                           then that Creditor and its Exposure, or

                  (ii) any part of the Guaranteed Moneys owing to any Creditor which constitutes a Principal Amount, then the disputed part of that Principal Amount,

                  shall not be taken into consideration in determining the composition of the Majority Creditors for the purposes of Clauses 6.2(b) and (d).

         (d) Any moneys recovered under this Clause 6 by a Creditor referred to in paragraph (b) after an Event of Default has occurred which would entitle the Trustee to give a notice under Clause 5.2, shall be paid by that Creditor to the Trustee (after deducting the Creditor's costs and expenses in recovering those moneys). Clause 27 applies to such payment.

         (e) The Trustee may, as a condition precedent to making demand upon any Guarantor, or pursuing in accordance with Clause 6.2(d) any legal remedy against a Guarantor to recover any Guaranteed Moneys then due and payable to any Creditors, require an indemnity from the relevant Creditor or Creditors in respect of all costs, expenses or liabilities of any nature which the Trustee will or might incur in respect thereof and/or, at the discretion of the Trustee, require the relevant Creditor or Creditors to deposit with the Trustee such sum as the Trustee may reasonably consider to be the likely amount of such costs, expenses or liabilities.

         (f) Notwithstanding Clause 25.11, the Trustee is not entitled to be indemnified against those costs, expenses or liabilities by any other Creditor.

6.4      UNCONDITIONAL NATURE OF OBLIGATION

         (a) Neither this Deed nor the obligations of any Guarantor under this Deed will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve any Guarantor from any obligation including, without limitation:

                  (i) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

                  (ii) any transaction or arrangement that may take place between any Indemnified Party and any person;

                  (iii)    the Liquidation of any person;

                  (iv) any Indemnified Party becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

                  (v) any Indemnified Party exercising or delaying or refraining from exercising or enforcing any document or agreement or any right, power or remedy conferred on it by law or by any


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                           Relevant Document or by any other document or
                           agreement with any person;

                  (vi) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer, in whole or in part and with or without consideration, of any Relevant Document or of any other document or agreement held by any Indemnified Party at any time or of any right, obligation, power or remedy;

                  (vii) the taking or perfection of or failure to take or perfect a document or agreement;

                  (viii) the failure by any Indemnified Party or any other person to notify any Guarantor of any default by any person under any Relevant Document or any other document or agreement;

                  (ix) any Indemnified Party obtaining a judgment against any person for the payment of any Guaranteed Moneys;

                  (x) any legal limitation, disability, incapacity or other circumstance relating to any person;

                  (xi) any change in any circumstance (including, without limitation, in the members or constitution of a person or partnership);

                  (xii) any Relevant Document or any other document or agreement not being valid or executed by, or binding on, any person;

                  (xiii) any increase in the Guaranteed Moneys for any reason (including, without limitation, as a result of anything referred to above or the provision of further Approved Facilities); or

                  (xiv) laches, acquiescence, delay, acts, omissions or mistakes on the part of an Indemnified Party or any person or both an Indemnified Party and any person;

                  (xv) a Security Interest being void, voidable or unenforceable;

                  (xvi) any person dealing in any way with a Security Interest, Guarantee, judgment or negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);

                  (xvii) a change in the legal capacity, rights or obligations of any person;

                  (xviii) the fact that any person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;

                  (xix)    a judgment against any person;


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                  (xx)     the receipt of a dividend after an insolvency event
                           or the payment of a sum or sums into the account of any person at any time (whether received or paid jointly, jointly and severally or otherwise);

                  (xxi)    any part of the Guaranteed Moneys being
                           irrecoverable;

                  (xxii) an assignment of rights in connection with the Guaranteed Moneys;

                  (xxiii) the acceptance of repudiation or other termination in connection with the Guaranteed Moneys;

                  (xxiv) the invalidity or unenforceability of an obligation or liability of any person;

                  (xxv) invalidity or irregularity in the execution of this Deed by a Guarantor or any deficiency in or irregularity in the exercise of the powers of a Guarantor to enter into or observe its obligations under this Deed;

                  (xxvi) the opening of a new account by a Borrower with a Creditor or another person or the operation of a new account;

                  (xxvii) any obligation of a Borrower or any other Guarantor being discharged by operation of law or otherwise;

                  (xxviii) any property secured under a Security Interest being forfeited, extinguished, surrendered, resumed or
                            determined;

                  (xxix) any variation to or amendment of any Facility Document or any increase or decrease in a Creditor's Limit under any Facility; or

                  (xxx)    any Borrower not being party to this Deed,

                  whether with or without the consent or knowledge of the Guarantors. Without limitation, this Deed binds a Guarantor even if it is, or has become, the only Guarantor bound. None of the above paragraphs limits the generality of any other. A reference to ANY PERSON includes, without limitation, any Borrower or Guarantor.

         (b)      The liability of a Guarantor under this Deed is not affected:

                  (i) because any other person who has intended to enter into this Deed, or otherwise become a co-surety or co-indemnifier for payment of the Guaranteed Moneys or other money payable under this Deed has not done so or has not done so effectively; or

                  (ii) because a person who is a co-surety or co-indemnifier for payment of the Guaranteed Moneys or other money payable under this Deed is discharged under an agreement or under statute or a principle of law or equity.


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6.5      NO MARSHALLING

         No Indemnified Party is obliged to perfect or to marshal or appropriate in favour of any Guarantor or to exercise, apply or recover:

         (a) any Security Interest, Guarantee, document or agreement (including, without limitation, any Relevant Document) held by an Indemnified Party at any time; or

         (b) any of the funds or assets that a Creditor may be entitled to receive or have a claim on.

6.6 NO COMPETITION

         (a) Until the Guaranteed Moneys have been irrevocably paid and discharged in full no Guarantor is entitled to, and no Guarantor shall:

                  (i) be subrogated to any Indemnified Party or claim the benefit of any Security Interest or Guarantee held by any Indemnified Party at any time;

                  (ii) subject to Clause 6.7, either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the Liquidation of any Borrower, any other Guarantor or any other person who gives a Guarantee or Security Interest in respect of any Guaranteed Moneys; or

                  (iii) have or claim any right of contribution or indemnity from any Borrower, any other Guarantor or any other person who gives a Guarantee or Security Interest in respect of any Guaranteed Moneys except to the extent necessary to enable that Guarantor to satisfy any demand or claim to pay the Guaranteed Moneys.

                  The receipt of any distribution, dividend or other payment by the Trustee or any Creditor out of or relating to any Liquidation will not prejudice the right of any Indemnified Party to recover the Guaranteed Moneys by enforcement of this Deed.

         (b) As long as the Guaranteed Moneys have not been irrevocably paid and discharged in full, no Guarantor shall:

                  (i) in reduction of its liability under this Deed, rely on any right of contribution or indemnity or the commencement or prosecution of more than one action to recover from it any Guaranteed Moneys (including, without limitation, in relation to any proposed order by a court for costs), raise a defence, set off or counterclaim available to itself, a Borrower, any other Guarantor or co-surety or any other person against any Indemnified Party or claim a set off or make a counterclaim against any Indemnified Party; or

                  (ii) make a claim or enforce a right (other than, subject to the foregoing provisions of this Clause 6.6, any right of contribution or indemnity) including, without limitation, a


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                           Security Interest against a Borrower or any other
                           Guarantor or their respective estates or property.

6.7      TRUSTEE MAY PROVE ON GUARANTOR'S BEHALF

         (a) Each Guarantor irrevocably appoints the Trustee for and on behalf of the Creditors and each Authorised Officer of the Trustee severally its attorneys.

         (b)      Each attorney may:

                  (i) in the name of a Guarantor or the attorney do anything which that Guarantor may lawfully do to exercise a right of proof of the Guarantor in the Liquidation of a Borrower, a Guarantor or any other co-surety or co-indemnifier in connection with any matter whether or not connected with its rights as Guarantor (including, without limitation, executing deeds and instituting, conducting and defending legal proceedings and receiving any dividend arising out of that right);

                  (ii) delegate its powers (including, without limitation, this power of delegation) to any person for any period and may revoke a delegation; and

                  (iii) exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers.

         (c) Each Guarantor agrees to ratify anything done by an attorney or its delegate in accordance with paragraph (b).

         (d) No Guarantor may exercise the right of proof referred to in paragraph (b) independently of the attorney.

         (e) The attorney need not account to any Guarantor for any dividend received on the exercise of that right of proof until the Guaranteed Moneys have been irrevocably paid and discharged in full.

         (f) The parties acknowledge that the foregoing provisions of this Clause 6.7 do not constitute a Security Interest. If, contrary to that acknowledgment, those provisions would, but for this provision, constitute a Security Interest then those provisions shall be ineffective as a Security Interest.

6.8      SUSPENSE ACCOUNT

         In the event of the Liquidation of a Borrower or any other person (including, without limitation, any Guarantor), each Guarantor authorises the Trustee for and on behalf of the Creditors:

         (a) to prove for all money which the Guarantors have paid under this Deed on account of the Guaranteed Moneys owing by that Borrower or other person; and


        (b)       (i)      to retain and carry to a suspense account; and


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                  (ii)     to appropriate at the discretion of the Trustee,

                  any dividend received in the Liquidation of the Borrower or any other person and any other money received in respect of those Guaranteed Moneys,

         until the Guaranteed Moneys have been irrevocably paid and discharged in full.

6.9      RESCISSION OF PAYMENT

         Whenever for any reason (including, without limitation, under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

         (a) all or part of any transaction of any nature (including, without limitation, any payment or transfer) which affects or relates in any way to the Guaranteed Moneys is void, set aside or voidable;

         (b) any claim that anything contemplated by paragraph (a) is so is upheld, conceded or compromised; or

         (c) any Indemnified Party or Former Creditor is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

         then:

         (d) any affected Former Creditor shall be reinstated as a Creditor and an Indemnified Party for the purposes of the Transaction Documents (without the need for any act to be done (including the giving of an Approved Facility Certificate) or document to be signed (including any Creditor Accession Deed)) until it fully and finally recovers:

                  (i) the amount of money or the value of any asset returned by it under paragraph (c); and

                  (ii)     the amount of any resulting loss, cost or expense;

         (e) each Indemnified Party will immediately become entitled against each Guarantor to all rights in respect of the Guaranteed Moneys which it would have had if all or the relevant part of the transaction or receipt had not taken place;

         (f) each Guarantor shall forthwith take all such steps and sign all such documents as may be necessary to restore each Indemnified Party to its previous position (including the execution of any Guarantee or Security Interest held by that Indemnified Party); and

         (g) the Guarantors jointly and severally shall indemnify each Indemnified Party on demand against any resulting loss, cost or expense.

6.10     INDEMNITY

         If any Guaranteed Moneys owing by a Borrower (including moneys which would have been Guaranteed Moneys if they were recoverable) are not recoverable from the Borrower or from the Guarantors under Clause 6.1 or 6.2 for any reason (including, without limitation, any legal limitation,


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         disability, incapacity or thing affecting the Borrower or the
         Liquidation of the Borrower) and an Indemnified Party suffers any loss as a result then, whether or not:

         (a) any transaction relating to the Guaranteed Moneys was void or illegal or has been subsequently avoided; or

         (b) any matter or fact relating to that transaction was or ought to have been within the knowledge of any Indemnified Party,

         the Guarantors jointly and severally shall, as principal obligors, and as a separate and additional obligation, indemnify that Indemnified Party on demand against the loss and shall pay an amount equal to the loss to that Indemnified Party on demand.

6.11     CONTINUING GUARANTEE AND INDEMNITY

         (a)      Subject to Clause 6.14, this Clause 6:

                  (i)      is a continuing guarantee and indemnity; and

                  (ii) will not be taken to be wholly or partially discharged by the payment at any time of any Guaranteed Moneys or by any settlement of account or other matter or thing.

         (b) Subject to Clause 6.14, the guarantees and indemnities of a Guarantor under this Clause 6 cannot be revoked or discontinued by that Guarantor until the later of the payment in full of the Guaranteed Moneys and the cancellation of the Limits.

         (c)      Subject to Clause 6.14, Clause 6.9 continues:

                  (i) after the revocation, discontinuance or discharge of this Deed; and

                  (ii)     for the benefit of Former Creditors.

6.12     VARIATIONS

         Without limiting any other provision, this Clause 6 covers the Guaranteed Moneys as varied from time to time including, without limitation, as a result of any amendment to any Facility Document or the provision of further Approved Facilities to a Borrower and whether or not with the consent of or notice to the Guarantors.

6.13     JUDGMENT

         A judgment obtained against a Borrower or a Guarantor will be conclusive against each Guarantor.

6.14     RELEASE OF GUARANTORS AND BORROWERS

         (a) The Trustee shall at the request and cost of Foster's Brewing Group release and discharge Foster's Brewing Group from all obligations and liabilities under and in respect of Transaction Documents (including the guarantee and indemnities contained in this Clause 6) if all Participating Creditors have given their prior consent.


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                                                                   & HEDDERWICKS
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         (b)      (i)      Subject to (ii) and (iii) below, the Trustee shall,
                           at the request and cost of Foster's Brewing Group, release and discharge any Guarantor (other than Foster's Brewing Group) from all obligations and liabilities under or in respect of the Transaction Documents in its capacity as Guarantor (but not in its capacity (if any) as a Borrower) (including the guarantee and indemnities in this Clause 6) if:

                           (A) the Majority Creditors have given their prior consent;

                           (B) all of the issued shares in the capital of the Guarantor or all of the Guarantor's assets are sold to another person (other than a member of the Group) for adequate and commercial consideration and such consideration is received by another Guarantor;

                           (C)      all of the Guarantor's assets are
                                    transferred or distributed (whether in the course of a members' voluntary winding up or otherwise) to one or more Guarantors;

                           (D) such security as the Trustee reasonably may require on such terms as the Trustee may determine (acting on the instructions of the Majority Creditors) is provided in respect of any possible future liability of that Guarantor under any of the Relevant Documents including without limitation any liability in relation to contingent Financial Indebtedness;

                           (E) the rating allocated to the long term unsecured unsubordinated debt of Foster's Brewing Group by each Ratings Agency which has so allocated such a rating is, for the duration of two consecutive reporting periods, the same as or above the Cut-Off Rating of that Ratings Agency and, for the duration of the same period, the Financial Undertakings in Clause 4.2 are complied with; or

                           (F) Foster's Brewing Group has complied with the terms of Clause 10.1(b) at the time of the release where it is the case that Foster's Brewing Group is no longer rated by a Ratings Agency.

                  (ii) Clause 6.9 continues to bind a Guarantor released or discharged pursuant to (A), (C), (D), (E) or (F) above, unless the Trustee acting on the instructions of the Majority Creditors otherwise agrees.

                  (iii) No Guarantor which is a Treasury Subsidiary may be released or discharged as a Guarantor other than under (i)(A) above.

         (c) The Trustee shall, at the request and cost of Foster's Brewing Group, release and discharge any Borrower (other than Foster's Brewing Group) from all its obligations and liabilities under or in respect of


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                  the Transaction Documents in its capacity as a Borrower (but not in its capacity (if any) as a Guarantor) if:

                  (i) all Guaranteed Moneys (if any) owing by the Borrower have been irrevocably paid and discharged in full; or

                  (ii) another member (ASSUMING MEMBER) of the Group has assumed that Borrower's obligations to the Creditors (the TRANSFERRED CREDITORS) to which the Borrower owes any Guaranteed Moneys and the Assuming Member becomes a party to this Deed by executing a Borrower Accession Deed (if it is not already party to this Deed) and the Transferred Creditors have given their consent to the Borrower being released and discharged.

         (d) No release or discharge shall be given or executed, and no person shall cease to be a Borrower or a Guarantor, under Clause 6.14(a), (b) or (c) if the Trustee has actual knowledge (without being under any obligation to make any enquiry whatsoever) that any Guaranteed Moneys have fallen due for payment (in the case of a release or discharge of a Guarantor) or that an Event of Default or Potential Event of Default is subsisting.

         (e) Notwithstanding any other provision of a Relevant Document, any Creditor may agree to discharge or release a Guarantor from its obligations under the Transaction Documents to the extent that they relate to the Guaranteed Moneys owing to it.

         (f) Any Borrower or Guarantor which has been released from its obligations and liabilities under and in respect of a Transaction Document pursuant to (a), (b) or (c) above will, effective immediately upon such release, cease to be:

                  (i) a Borrower or Guarantor (as applicable) for the purposes of that Transaction Document unless, in the case of a Borrower, it has any Approved Facilities; and

                  (ii) a party to that Transaction Document if, after such release, it would be neither a Borrower, to which has been extended Approved Facilities under which financial accommodation of an aggregate amount of A$20,000,000 (or its equivalent) or more may be made available, nor a Guarantor.

                  The foregoing does not prevent that Borrower or Guarantor subsequently becoming a Borrower or Guarantor for the purposes of, and a party to, that Transaction Document.

7.       ACCESSION OF CREDITORS
--------------------------------------------------------------------------------

7.1      ACCESSION

         (a) Subject to this Deed, any Eligible Person (including an Eligible Person referred to in Clause 7.2) (the NEW CREDITOR) may become a


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                                                                   & HEDDERWICKS
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                  Creditor for the purposes of this Deed and the other
                  Transaction Documents by entering into a deed (a CREDITOR ACCESSION DEED) substantially in the form of Annexure A.

         (b) The Trustee, the Borrowers, the Guarantors and the Creditors irrevocably agree that, with effect on and from the date of any Creditor Accession Deed being executed by a New Creditor and Foster's Brewing Group:

                  (i) the New Creditor shall become a party to this Deed as a Creditor;

                  (ii) any reference in this Deed or any other Transaction Document to a CREDITOR shall include the New Creditor;

                  (iii) each Borrower, each Guarantor, each Creditor and the Trustee shall be bound to the New Creditor as a Creditor to perform its obligations under this Deed and the other Transaction Documents; and

                  (iv) the New Creditor shall be bound as a Creditor to the Borrowers, the Guarantors, the Trustee and the other Creditors to perform its obligations under this Deed.

         (c) Foster's Brewing Group is irrevocably authorised by each of the Trustee, the Borrowers and the Guarantors to execute on its behalf any Creditor Accession Deed.

         (d) Without limitation to any other binding method of execution, Foster's Brewing Group may execute a Creditor Accession Deed through any attorney or sub-attorney appointed pursuant to the Power of Attorney.

         (e) Foster's Brewing Group shall give the Trustee a copy of the Creditor Accession Deed promptly after it is executed.

7.2      ASSIGNMENTS AND TRANSFERS

         (a) If a Creditor notifies Foster's Brewing Group that an Eligible Person which is not a Creditor is to assume or acquire, or has assumed or acquired, the obligations of the Creditor to provide all or part of its Limit and/or the rights of the Creditor to receive payment of all or part of its Principal Amount under an Approved Facility provided by that Creditor, Foster's Brewing Group shall execute and deliver a Creditor Accession Deed with the Eligible Person.

         (b) Foster's Brewing Group shall do so within five Business Days of its receipt of the notice.

         (c) Foster's Brewing Group is not required to do so if the assumption or acquisition is not permitted or is prohibited under the applicable Facility Document.

         (d) Foster's Brewing Group shall reimburse the Eligible Person for its reasonable costs and expenses incurred in connection with the execution of the Creditor Accession Deed.


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                                                                   & HEDDERWICKS
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         (e)      At the same time as the Creditor notifies Foster's Brewing
                  Group under paragraph (a), that Creditor shall send a copy of the notice to the Trustee.

8.       APPROVED FACILITIES
--------------------------------------------------------------------------------
         (a) Subject to this Deed, any Facility provided or to be provided by any Creditor (alone or with another person) may become an Approved Facility in relation to that Creditor for the purposes of the Transaction Documents with the approval of Foster's Brewing Group. The approval of any other party is not required.

         (b)      If:

                  (i) a Creditor (the TRANSFEREE) assumes the obligations to provide all or part of the Limit and/or acquires all or part of the rights to receive payment of all or part of the Principal Amount of another Creditor (the TRANSFEROR) under a Facility which is an Approved Facility in relation to the Transferor;

                  (ii) the assumption or acquisition is permitted or, as the case may be, does not breach any prohibition under the applicable Facility Document; and

                  (iii) copies of the relevant substitution, transfer or novation agreement or certificate or notice of assignment have been given to the Trustee,

                  then, Foster's Brewing Group shall:

                  (iv) be deemed to have given its approval to that Facility being an Approved Facility in relation to the Transferee without the need for any document to be signed or act to be done by Foster's Brewing Group; and

                  (v) upon request of the Transferee and if it is satisfied as to the matters referred to in (i) and (iii) above, give the Transferee a certificate mentioned in paragraph (c) in relation to that Facility.

         (c)      An Approved Facility Certificate in relation to a Facility:

                  (i) purportedly signed by an Authorised Officer of Foster's Brewing Group; and

                  (ii) given to the relevant Creditor, is conclusive evidence that the Facility is an Approved Facility in relation to that Creditor.

         (d) Without limiting Clause 11.1, Foster's Brewing Group's approval under paragraph (a) or (b) cannot be revoked by any person other than the relevant Creditor.

         (e) Without limiting Clause 11.1, a Creditor which is party to an Approved Facility may by notice to Foster's Brewing Group revoke


                                                                         Page 65
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                  the approval. Upon giving that notice, that Facility will
                  cease to be an Approved Facility in relation to that Creditor only.

         (f) Neither the revocation nor the notice has any effect on the Facility remaining or becoming an Approved Facility in relation to any other Creditor.

         (g) Subject to paragraph (e) and Clause 11, a Facility shall continue to be an Approved Facility in relation to a Creditor regardless of:

                  (i)      any amendment or extension of the Facility; or

                  (ii)     any variation to the Limit applicable to it,

                  and a new or replacement Approved Facility Certificate need not be issued in respect of the Approved Facility. Both a Creditor and Foster's Brewing Group may agree to vary any existing Approved Facility Certificate in respect of any Approved Facility of that Creditor.

         (h) The party giving a notice under this Clause 8 shall give the Trustee a copy of the notice at the same time that it is given to the relevant Creditor or Foster's Brewing Group (as the case may be). A copy of the variations to an Approved Facility Certificate referred to in (g) above shall be given to the Trustee by Foster's Brewing Group within 2 Business Days of the date on which the variation takes effect.

         (i) Notwithstanding any other provision of this Deed, no Transactional Facilities (other than Treasury Transactions) in relation to a Creditor may become Approved Facilities under paragraphs (a) or (b) unless the aggregate amount of accommodation which may be provided under those Transactional Facilities (other than Treasury Transactions) exceeds A$5,000,000 (or its equivalent).

         (j) Subject to paragraphs (e) and (i) and Clause 11.1, a Transactional Facility which has become an Approved Facility in relation to that Creditor shall continue to be an Approved Facility in relation to that Creditor in spite of any subsequent reduction in the aggregate amount of Transactional Facilities provided by that Creditor to below A$5,000,000 (or its equivalent).

9.       REGISTER AND PROVISION OF INFORMATION
--------------------------------------------------------------------------------

9.1      ESTABLISHMENT OF REGISTER

         With effect on and from the date of this Deed, the Trustee shall keep a register of the Creditors (the REGISTER) and shall enter into the
         Register:

         (a)      their names and addresses;

         (b) their Approved Facilities and their Limits (other than in respect of Treasury Transactions) under those Approved Facilities;

         (c) those Approved Facilities which are Transactional Facilities or Syndicated Facilities in relation to them;


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         (d)      a brief description of the Approved Facilities if they are
                  Transactional Facilities or, in the case of any other type of Approved Facility, a brief description of the Facility Documents for those Approved Facilities;

         (e) the names and addresses of their Representatives or Facility Agents (if any) in respect of their Approved Facilities;

         (f)      the Borrowers under their Approved Facilities;

         (g) the date on which the name of each such Creditor was entered into the Register;

         (h) the date on which the Creditor's Facility ceased to be an Approved Facility in respect of that Creditor; and

         (i) the date on which a person who has ceased to be a Creditor so ceased to be such a Creditor.

9.2      CHANGE IN DETAILS

         (a) Each Creditor shall promptly provide the Trustee with full particulars of any changes (other than changes to its Limits) to the matters described in Clause 9.1 in respect of it unless the changes are contained in a notice to be given by Foster's Brewing Group under Clause 8.

         (b)      The Trustee shall:

                  (i) enter in the Register particulars of any changes to the matters described in Clause 9.1 effected in accordance with the Transaction Documents from time to time; and

                  (ii) confirm to the relevant Creditor and Foster's Brewing Group that it has done so.

9.3      LOCATION OF REGISTER

         (a) The Register will be maintained at such offices of the Trustee within Australia as the Trustee and Foster's Brewing Group may agree and as notified to the Creditors.

         (b) The Trustee shall, at Foster's Brewing Group's request and with the prior consent of the Majority Creditors, transfer the Register to another jurisdiction.

9.4      INSPECTION OF REGISTER

         The Trustee shall ensure that the Register is available for inspection, at the place where it is kept, during business hours by a Creditor or a Borrower or Guarantor upon it giving one Business Day's prior notice to the Trustee.

9.5      CONTENTS CONCLUSIVE

         The Register's contents are conclusive.


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9.6      NO RECOGNITION OF TRUSTS, ETC.

         No notice (whether actual, implied or constructive) of any trust, equitable interest or Security Interest will be entered into the Register.

9.7      PROVISION OF EXTRACTS

         (a) Whenever the details in relation to a Creditor, or change in those details, are entered into the Register under this Clause 9, the Trustee shall, if requested, give that Creditor an extract of the entry in the Register in relation to that Creditor showing those details or change.

         (b) The Trustee shall, if requested, give Foster's Brewing Group an extract of all or any entries in the Register.

         (c) If the Register is not located in Melbourne, Australia, and if requested by a Creditor, the Trustee shall give that Creditor an extract of all or any entries in the Register.

         (d) An extract given by the Trustee under this Clause 9.7 is to be certified by an Authorised Officer of the Trustee as being a true and up-to-date copy of the relevant entry.

         (e) An extract given by the Trustee under this Clause 9.7 constitutes only an acknowledgment or verification of the relevant entry made in the Register. Such extract of itself has no other force or effect.

9.8      NOTIFICATION OF FACILITY DOCUMENTS

         (a) Each Creditor shall, when requested by the Trustee, promptly provide the Trustee with:

                  (i) copies of each Facility Document to which the Creditor is party;

                  (ii) such other ancillary documents and information in relation to its Facility Documents as the Trustee may reasonably require.

         (b) Each Creditor shall provide the Trustee with copies of all amendments to any document provided under paragraph (a).


         (c) No Creditor is obliged to provide copies of any documents which have been executed by the Trustee.

         (d) All copies of documents provided under paragraph (a) or (b) by a Creditor must be certified as true, correct and up to date copies by an Authorised Officer of the Creditor.

9.9      NOTIFICATION OF GUARANTEED MONEYS AND PRINCIPAL AMOUNT

         (a)      Within 5 Business Days after:

                  (i) its receipt or recovery of any Guaranteed Moneys after a declaration has been made by the Trustee under Clause 5.2 (A) or (B) (otherwise than as a result of a distribution from the Trustee); or

                  (ii)     a request from the Trustee to do so,


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                                                                   & HEDDERWICKS
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                           a Creditor shall provide a certificate specifying:

                  (iii) the Guaranteed Moneys and Principal Amounts owing to it;

                  (iv)     the Borrowers which owe those amounts;

                  (v) the amounts, expiry dates and issuers (other than a member of the Group) of any Guarantees which secure those Principal Amounts and, if known, whether those Guarantees are included in the Principal Amount of another Creditor;

                  (vi) the Facility Documents under which those amounts are owing to it;

                  (vii) whether those amounts are actually or contingently owing to it; and

                  (viii) its Available Limits and the Borrowers to which they have been extended.

                  Subject to the above provisions of this paragraph (a), a Creditor may at any time provide the Trustee with such a certificate.

         (b) Such certificate is to be substantially in the form of Annexure D.

         (c) Each Creditor shall, when requested by the Trustee, promptly provide the Trustee with such other information in relation to the Guaranteed Moneys and Principal Amount owing to it and its Available Limit as the Trustee may reasonably require.

         (d) The Trustee shall give a request to each Creditor under paragraph (a) whenever any moneys are to be distributed by the Trustee under Clause 13 and whenever it seeks or is required to act on the instructions of the Majority Creditors or all Participating Creditors.

         (e) If a Creditor fails to give a certificate under paragraph (a) within 5 Business Days of the Trustee's request, it will be deemed to have given a certificate under paragraph (a) to the Trustee stating that its Principal Amount and Available Limit are nil for the purpose only of obtaining the instructions of the Majority Creditors or all Participating Creditors.

         (f) To the extent permitted by law and subject to any binding order of any Governmental Agency, the Trustee may in reliance on the most recent certificate provided (or, as a result of the operation of paragraph (e), deemed provided) by a Creditor under paragraph (a):

                  (i) distribute moneys received under Clauses 5.2(A)(4), 6 and 13; and

                  (ii) determine the Exposures of the Creditors, the identity of the Participating Creditors and the composition of the Majority Creditors.

9.10     PRINCIPAL AMOUNTS SECURED BY GUARANTEES ISSUED BY CREDITORS

         (a) Upon request, a Creditor (the ISSUER) which has issued in favour of another Creditor (the BENEFICIARY) a Guarantee securing any


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                  Principal Amount of the Beneficiary (as disclosed in a
                  certificate given under Clause 9.9(a)), shall notify the Trustee of the amount of the Guarantee and whether that amount is included in the Issuer's Principal Amount.

         (b) The Trustee may only make the request for the purpose of determining the Beneficiary's Exposure.

9.11     NOTIFICATION OF EVENT OF DEFAULT

         (a) Each Creditor shall immediately notify the Trustee after it becomes actually aware of the occurrence of an Event of Default or Potential Event of Default.

         (b) Paragraph (a) does not apply to any Event of Default or Potential Event of Default which has been notified to that Creditor by the Trustee.

         (c) The notice is to set out in reasonable detail the circumstances constituting or causing that Event of Default or Potential Event of Default.

         (d) Failure by a Creditor to give a notice under this Clause 9.11 does not affect its rights under any Relevant Document.

9.12     CONSENT

         (a) Each Borrower and Guarantor irrevocably authorises each Creditor to provide the Trustee with copies of all documents and other information referred to in Clauses 9.8, 9.9, 9.10 and 9.11.

         (b) Each Creditor irrevocably authorises the Trustee to provide another Creditor or a member of the Group with extracts of the Register showing the details recorded in the Register in respect of that Creditor.

10.      NEW GUARANTORS AND BORROWERS
--------------------------------------------------------------------------------
10.1     GUARANTOR ACCESSION

         (a) If, and for so long as, the rating allocated to the long term unsecured and unsubordinated debt of Foster's Brewing Group by either Ratings Agency which has so allocated such a rating is below the Cut-Off Rating of that Ratings Agency or, subject to
                  (b), either Ratings Agency ceases to rate the long term unsecured and unsubordinated debt of Foster's Brewing Group, each undertaking in this Clause 10.1 applies to:

                  (i) any Major Subsidiary which is a wholly owned subsidiary of Foster's Brewing Group; and

                  (ii) any wholly owned subsidiary of Foster's Brewing Group which becomes a Subsidiary of Foster's Brewing Group after the date of Foster's Brewing Group's most recent audited


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                           consolidated balance sheet and which, in the opinion
                           of Foster's Brewing Group, would have been a Major Subsidiary had it been a wholly owned subsidiary of Foster's Brewing Group at that date,

                  that is not party to this Deed as a Guarantor (the RELEVANT SUBSIDIARY).

         (b) The undertakings in this Clause 10.1 will not apply to a Major Subsidiary if the long term unsecured and unsubordinated debt of Foster's Brewing Group ceases to be rated by either Ratings Agency and it provides to the Creditors within 30 days after it was no longer rated:

                  (i) (and subsequently on each date referred to in Clause 4.1(a)(v)) a certificate referred to in Clause 4.1(a)(v) and that certificate is correct; and

                  (ii) (and subsequently within 120 days after 30 June in each financial year) a one year projection based on management accounts which demonstrates that the Financial Undertakings will continue to be complied with.

         (c)      Each undertaking in this Clause 10.1 applies to each Treasury
                  Subsidiary:

                  (i)      which has been provided with an Approved Facility;
                           and

                  (ii) which has not issued debt instruments or marketable securities in circumstances where a prospectus, offering circular, information memorandum or similar document is required to be lodged or lodged and registered under any applicable law or is required to be filed or lodged with any Governmental Agency or stock exchange, that is not party to this Deed as a Guarantor (the TREASURY SUB GUARANTOR).

         (d) Foster's Brewing Group will immediately give notice to the Trustee and each Creditor of the existence of a Relevant Subsidiary or a Treasury Sub Guarantor.

         (e) Foster's Brewing Group shall procure that not later than one month after the giving of a notice referred to in paragraph
                  (d) (or such later period as the Trustee (acting on the instructions of the Majority Creditors) may agree), each Subsidiary identified in the notice as a Relevant Subsidiary or a Treasury Sub Guarantor (as applicable) becomes a Guarantor (a NEW GUARANTOR) for the purposes of this Deed by entering into a deed (a GUARANTOR ACCESSION DEED) substantially in the form of Annexure C1.

         (f) Upon execution of a Guarantor Accession Deed, the New Guarantor shall be deemed to be a Guarantor for the purposes of the Relevant Documents with all the rights and obligations as if it were a Guarantor named as a party to this Deed, and to have made the


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                  representations and warranties in Clause 3.1 on the date of such execution.

10.2     BORROWER ACCESSION

         (a) Subject to paragraph (c), any Borrower which is not party to and bound by this Deed as a Borrower may at any time become a party to and bound by this Deed by entering into a deed (a BORROWER ACCESSION DEED) substantially in the form of Annexure C2.

         (b) Foster's Brewing Group will immediately give notice to the Trustee and each Creditor of the existence of any Borrower (other than a member of the Finance Group) to which has been extended Approved Facilities under which financial accommodation of an aggregate amount of A$20,000,000 (or its equivalent) or more may be made available to that Borrower and which is not party to and bound by this Deed as a Borrower or a Guarantor.

         (c) Foster's Brewing Group shall procure that not later than one month after the giving of a notice referred to in paragraph
                  (b) (or such later period as the Creditor which has provided the Approved Facility mentioned in paragraph (b) may agree), the Borrower identified in the notice enters into a Borrower Accession Deed.

         (d) Upon execution of a Borrower Accession Deed by a Borrower, that Borrower shall be deemed to be party to this Deed and the other Transaction Documents in the capacity of a Borrower with all the rights and obligations of a Borrower under this Deed as if it were named as a party to and had executed this Deed, and to have made the representations and warranties in Clause
                  3.1 on the date of such execution.

10.3     PRE-CONDITIONS TO ACCESSION

         Foster's Brewing Group shall ensure that before any member of the Group (the RELEVANT COMPANY) executes a Guarantor Accession Deed or a Borrower Accession Deed (an ACCESSION DEED), the Trustee shall have received the following in form and substance satisfactory to the Trustee.

         (a) (VERIFICATION CERTIFICATE): A certificate given by a director or secretary of the Relevant Company substantially in the form of Annexure F with the attachments referred to and dated not earlier than 14 days prior to the date of the Accession Deed executed by the Relevant Company (as the case may be).

         (b) (LEGAL OPINION): Legal opinions in form and substance satisfactory to the Trustee from lawyers acceptable to the Trustee in relation to the Relevant Company and the Accession Deed and the other Transaction Documents expressed to be binding on the Guarantors or the Borrowers (as the case may be) and in respect of the laws applicable in the jurisdiction of incorporation of the Relevant Company and in respect of the laws of Victoria.


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         (c)      (FURTHER EVIDENCE): Such further evidence as the Trustee shall reasonably require that the Transaction Documents to which the Relevant Company is a party will be valid and binding obligations enforceable in accordance with their terms.

         The failure by Foster's Brewing Group to satisfy the above conditions in relation to a Relevant Company shall not extend the period referred to in Clause 10.1(c) or 10.2(c) (as the case may be).

10.4     CONSENT TO ACCESSION

         Each of the Guarantors and Borrowers unconditionally and irrevocably consents to each other Guarantor's and Borrower's entry into this Deed whether by way of execution of this Deed, a Guarantor Accession Deed or a Borrower Accession Deed.

11.      RELEASE AND DISCHARGE

--------------------------------------------------------------------------------

11.1     INDIVIDUAL CREDITOR RELEASE

         (a)      If at any time:

                  (i) there are no Guaranteed Moneys owing to a Creditor (including, without limitation, any moneys which are reasonably foreseeable as falling within the definition of Guaranteed Moneys in the future owing to that Creditor); and

                  (ii) that Creditor's Limits (if any) have been cancelled or it has no Limits,

                  in respect of a Facility of that Creditor which is an Approved Facility then that Creditor (AFFECTED CREDITOR) shall promptly give the Trustee a confirmation in the form of Annexure B (which shall be copied to Foster's Brewing Group) upon request by the Trustee or Foster's Brewing Group (with a copy of the request sent to the other of the Trustee and Foster's Brewing Group).

         (b) Upon giving that confirmation, the Facility shall cease to be an Approved Facility for the purposes of the Transaction Documents. If the Affected Creditor does not have any other Approved Facilities, then it will also cease to be a Creditor for the purposes of the Transaction Documents. The Trustee shall amend the Register to reflect this.

         (c) If the Creditor believes that there are or may be any Guaranteed Moneys (including, without limitation, any moneys which are reasonably foreseeable as falling within the definition of Guaranteed Moneys in the future) owing to it or that it has any Limits in respect of the Facility, the Creditor may give the Trustee (with a copy to Foster's Brewing Group) a certificate substantially in the form of Annexure
                  D.1. If the certificate is given, then the Facility will continue to be an Approved Facility and the Creditor shall remain a Creditor.


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         (d)      If, within 45 days of the request having been given under
                  paragraph (a) above (the WAIT AND SEE PERIOD), the Creditor does not give the confirmation referred to in that paragraph or the certificate referred to in paragraph (c), then:

                  (i) with effect on and from the last day of the Wait and See Period, the Facility (SUSPENDED FACILITY) shall be suspended as an Approved Facility for the purposes of the Transaction Documents, and if the Creditor has no other Approved Facilities, the Creditor shall be suspended as a Creditor for the purposes of the Transaction Documents; and

                  (ii) the Trustee shall amend the Register to reflect this and shall promptly notify the Affected Creditor of those consequences.

         (e) Despite paragraph (d), the Creditor may at any time subsequently give the Trustee (with a copy to Foster's Brewing Group) a certificate referred to in paragraph (c).

         (f) Upon giving a certificate in accordance with paragraph (e) certifying the matters referred to in paragraph (c), the suspension in respect of the Suspended Facility shall automatically cease and, if applicable, the suspension of the Creditor shall also cease for the purposes of the Transaction Documents. The Trustee shall amend the Register to reflect this. If such a certificate is given, or a certificate under paragraph (c) is given, the Creditor will upon request make itself available to discuss with Foster's Brewing Group the basis for its belief as described in that certificate.

         (g) Subject to paragraph (h), any cessation of a suspension under paragraph (f) shall take effect on and from the last day of the Wait and See Period.

         (h) The cessation of a suspension will not affect the validity or effectiveness of any action taken or not taken by the Creditors, the Trustee, the Guarantors or the Borrowers before the cessation (including any approvals, consents or determinations made or given by the Participating Creditors or the Majority Creditors) and the Suspended Creditors shall not be entitled to the benefit of clause 27.1(f) in relation to anything received or recovered during the period of the suspension.

         (i)      Nothing in the above paragraphs diminishes or affects:

                  (i) the obligation of a Creditor to give a confirmation under paragraph (a); or

                  (ii) the rights of Foster's Brewing Group or any Guarantor or Borrower against that Creditor if the Creditor does not comply with that obligation or gives a false or incorrect certificate under paragraph (c) or (e).

         (j) In this Clause 11.1, a reference to a Creditor ceasing to be a Creditor or being suspended as a Creditor or a Facility ceasing to be or being suspended as an Approved Facility for the purposes of the


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                  Transaction Documents means it so ceasing or being suspended for all the purposes of the Transaction Documents (including for the purposes of the definitions of Majority Creditors and Participating Creditor in Clause 1.1 and for the purpose of receiving any information or documents from the Guarantors or Borrowers under the Transaction Documents and receiving any distributions from the Trustee under the Transaction Documents), other than for the purpose of and subject to this Clause 11.1.

         (k) Nothing in this Clause 11.1 has any effect on any Cancelled Facility or Suspended Facility provided by an Affected Creditor remaining or becoming an Approved Facility in relation to any other Creditor.

11.2     RELEASE BY ALL CREDITORS

         (a) If there are no Approved Facilities (other than Suspended Facilities (within the meaning given in Clause 11.1(d)) existing on or after the first anniversary of the date of this Deed, then, if Foster's Brewing Group so notifies the Trustee, the trust established by this Deed shall end.

         (b) Subject to paragraph (c), the trust shall end on the day specified in Foster's Brewing Group's notice.

         (c) The day specified in Foster's Brewing Group's notice must not be before the end of a period of one month after the day on which the last Facility ceased to be, or was suspended as, an Approved Facility under Clauses 8(e) or 11.1.

         (d) Nothing in this Clause nor the termination of the Trust prejudices the rights of the Former Creditors under this Deed.

12.      CREDITORS' AGREEMENT
--------------------------------------------------------------------------------
         (a) Subject to Clause 1.9 and paragraph (b), each Creditor agrees with each other Creditor, the Borrowers and the Guarantors that:

                  (i) it may not enforce its rights to demand payment or repayment or to recover its Principal Amount before the stated payment or repayment date for that Principal Amount in the relevant Facility Document other than in accordance with this Deed;

                  (ii) to the extent that the provisions of any Facility Document with that Creditor are inconsistent or overlap with the provisions of Clauses 3, 4, 5 or 6 of this Deed, this Deed's provisions prevail.

         (b) The prohibitions in paragraph (a) do not apply to any Facility or any other agreement or document which applies to any
                  Facility:

                  (i) under which the Creditor is not committed to provide financial accommodation; or

                  (ii)     which is a Treasury Transaction; or


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                  (iii)    which is an issue of debt instruments or marketable
                           securities in circumstances where a prospectus, offering circular, information memorandum or similar document is required to be lodged or lodged and registered under any applicable law or is required to be filed or lodged with any Governmental Agency or stock exchange; or

                  (iv) which is the private placement of debt instruments other than the placement of the whole of an issue of debt instruments to a bank or financial institution and its subsidiaries for the purpose of avoiding the intention of the provisions of paragraph (a)(i).

13.      RANKING AND DISTRIBUTION
--------------------------------------------------------------------------------
13.1     RANKING

         (a) The Creditors shall in terms of benefit under and entitlement to the Trust Fund (including the Recovered Moneys) rank equally save where this Deed otherwise provides.

         (b) Each Creditor to which any Guaranteed Moneys are owing by Foster's Brewing Group in its capacity as a Borrower is not entitled to receive or share in any Recovered Moneys received or recovered from the other Guarantors, or derived from moneys received or recovered from any disposal of or other dealing with their assets (OTHER GUARANTOR RECOVERED MONEYS) in reduction or discharge of those Guaranteed Moneys. The Trustee shall make such adjustments to any moneys to be distributed under this Clause 13 to give effect to this. The foregoing provisions of this paragraph (b) do not apply if and for so long as Clause 6.1(b) does not apply.

13.2     RECOVERED MONEYS

         (a) Unless the Trustee is prevented by law or any binding order of a Governmental Agency from doing so and, except as otherwise expressly provided in a Transaction Document, the Trustee shall, subject to paragraph (b), distribute the Recovered Moneys in accordance with this Clause 13 no later than 90 days after the Trustee's receipt of such Recovered Moneys.

         (b) Recovered Moneys shall not be distributed if and for so long as it is deposited in any suspense account in accordance with this Deed or otherwise in accordance with the Transaction Documents.

         (c) Any suspense account into which any Recovered Moneys are placed is to be an interest bearing account selected by the Trustee.


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13.3     ORDER

         Notwithstanding any rule of law or equity or anything contained in any agreement to the contrary, all Recovered Moneys shall be applied in the following order:

         (a) First: towards payment of the unpaid fees due to the Trustee and all reasonable costs, charges and expenses of the Trustee.

         (b) Second: towards payment of such other outgoings as the Trustee reasonably incurs in connection with the exercise or attempted exercise of its powers, discretions, rights or duties under the Transaction Documents or the enforcement of those documents for the purpose of recovering the Guaranteed Moneys.

         (c) Third: towards payment to the Creditors entitled to share in those Recovered Moneys ratably in reduction of their Guaranteed Moneys (as disclosed to the Trustee under Clause 9.9).

         The Trustee shall, upon reasonable request, provide details to a Creditor or Foster's Brewing Group of the amounts referred to in paragraphs (a) and (b).

13.4     AMOUNTS CONTINGENTLY DUE

         (a) If, at the time of a distribution, any Guaranteed Moneys are contingently owing to a Creditor or are owing to a Creditor under an unmatured Instrument, the Trustee shall, after paying to that Creditor its ratable share of the Recovered Moneys in reduction of the Guaranteed Moneys actually owing to that Creditor, retain the surplus (if any) of that Creditor's ratable share of the Recovered Moneys.

         (b)      The Trustee shall:

                  (i) in relation to Guaranteed Moneys which are contingently owing, place the retained amount on short-term interest bearing deposit; and

                  (ii) in relation to Guaranteed Moneys owing under an unmatured Instrument, invest the moneys in investments permitted under Clause 19 or in interest bearing deposits which, in either case, mature about the same day as the Instrument.

         (c) That Creditor shall notify the Trustee when the relevant Guaranteed Moneys have become actually due or cease to be contingently owing.

         (d) Promptly after receipt of that notice or on the maturity date of the relevant Instrument (as the case may be), the Trustee shall:

                  (i) pay to that Creditor from the amount retained (and the interest on that amount) the relevant Guaranteed Moneys which have actually become due to that Creditor; and

                  (ii) if no Guaranteed Moneys are contingently owing to that Creditor or will become owing to it under any Instrument, apply the balance of the amount retained (together with interest earned on that amount) in accordance with Clause 13.3.


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13.5     DISPUTES

         (a) If, at the time of a distribution, the Trustee is satisfied that there is a bona fide dispute with regard to the payment of any Guaranteed Moneys (the DISPUTED MONEYS) owing to a Creditor, the Trustee shall, after paying to that Creditor the excess of its ratable share of the Recovered Moneys over the amount of the Disputed Moneys, retain the rest of that Creditor's ratable share of the Recovered Moneys.

         (b) The Trustee shall place the retained amount on short-term interest bearing deposit.

         (c) If the Trustee is satisfied that the dispute has been decided, resolved or settled, the Trustee shall pay to that Creditor from the amount retained (and the interest on that amount) the amount (if any) of its Disputed Moneys which it is entitled to receive under such decision, resolution or settlement.

         (d) The balance (together with any accrued interest) (if any) shall be applied by the Trustee in accordance with Clause 13.3.

13.6     CONVERSION OF CURRENCIES

         (a) For the purposes of determining the ratable share of the Creditors to the Recovered Moneys to be distributed on any day under Clause 13.3, all Guaranteed Moneys and Recovered Moneys which are not denominated in Australian dollars shall be notionally converted by the Trustee into their A$ Equivalents as at that day.

         (b) The Trustee shall pay for the account of that Creditor its ratable share of the Recovered Moneys in the currency of the relevant Guaranteed Moneys or such other currency as the relevant Creditor requests.

         (c) If the Trustee determines that it is unlawful or impracticable to make a payment in that currency to that Creditor, the Trustee shall notify the Creditor and they shall consult in good faith with each other with a view to agreeing upon another currency in which to make the payment. If no agreement is made within 5 Business Days of the notice, the Trustee shall choose the currency of the payment.

         (d) For the purposes of making an application or payment under this Clause 13, the Trustee may buy one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and at the times it thinks fit.

13.7     PAYMENT

         All payments to be made by the Trustee to or for the account of a Creditor in reduction of the Guaranteed Moneys owing to it in relation to:

         (a) a Syndicated Facility, shall be made to the relevant Facility Agent for distribution in accordance with the relevant Facility Document; or

         (b)      any other Facility, to that Creditor or at its direction.


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13.8     SPECIAL APPROPRIATION

         (a) Subject to paragraph (d), the moneys received or held by the Trustee for distribution to a Creditor under Clause 13.3 shall be deemed not to be appropriated in reduction of its Guaranteed Moneys (the SECURED MONEYS) which are secured by any Separate Security.

         (b) If any moneys (the GENERAL MONEYS) have been distributed to a Creditor under Clause 13.3, and any moneys (the ENFORCEMENT PROCEEDS) are available for distribution to it under any Separate Security, that Creditor shall repay an amount of the General Moneys to the Trustee equal to the lesser of the Enforcement Proceeds and its Secured Moneys.

         (c) Subject to the subsequent application of this Clause 13.8, the Trustee shall distribute that amount to all Creditors in accordance with Clause 13.3.

         (d) As between that Creditor on the one hand and each Borrower and Guarantor on the other, those Enforcement Proceeds shall be deemed to have been appropriated in reduction of its Secured Moneys.

         (e) Once the maximum amount recoverable under the Creditor's Separate Securities has been recovered and that Creditor has received its share of that amount, any moneys received by that Creditor under Clause 13.3 may then be appropriated in reduction of its remaining Secured Moneys.

         (f) If there are any Other Guarantor Recovered Moneys (as defined in Clause 13.1(b)) available for distribution under Clause 13.3, those moneys will be taken to have been appropriated in reduction of the Guaranteed Moneys (other than the Guaranteed Moneys owing by Foster's Brewing Group in its capacity as a Borrower) before any moneys recovered from Foster's Brewing Group, or derived from moneys received or recovered from any disposal of or other dealing with the assets of Foster's Brewing Group are appropriated in reduction of those Guaranteed Moneys. The foregoing provisions of this paragraph
                  (f) do not apply if and for so long as Clause 6.1(b) does not apply.

13.9     NON-GUARANTOR RECOVERIES

         (a) For the purposes of this Deed, Recovered Moneys shall not include any moneys (EXCLUDED MONEYS):

                  (i) received or recovered by the Trustee from a Borrower which is not a Guarantor (the NON-GUARANTOR) after the Trustee gives a notice under Clause 5.2;

                  (ii) received or recovered by the Trustee from any disposal of, or other dealing with, any asset of the Non-Guarantor;


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                  (iii)    paid by a Creditor to the Trustee under Clause 5.10
                           or 27 which comprise any recovery or receipt by that Creditor of any moneys from the Non-Guarantor;

                  (iv) any moneys arising from the holding, liquidation, realisation or disposal of an investment made under Clause 19 by initially using any moneys referred to in any other provision of this paragraph (a); and

                  (v) comprising interest on the moneys referred to in the previous provisions of this paragraph (a) and interest on such interest.

         (b) The Creditors (the NON-GUARANTOR CREDITORS) to which the Non-Guarantor owes any Guaranteed Moneys (the OTHER MONEYS) shall in terms of entitlement to the Excluded Moneys rank equally save where this Deed otherwise provides. Any other Creditors shall not be entitled to receive any of the Excluded Moneys.

         (c) Clauses 13.2 to 13.8 (inclusive) apply to the Excluded Moneys and Clause 27 applies to any Other Moneys recovered or received by a Non-Guarantor Creditor from the Non-Guarantor, but on the basis that:

                  (i) all references to Recovered Moneys in those Clauses are to the Excluded Moneys;

                  (ii) all references to Creditor and Creditors in those Clauses are to any such Non-Guarantor Creditor and those Non-Guarantor Creditors respectively; and

                  (iii) all references to Guaranteed Moneys are to the Other Moneys.

         (d) The Trustee shall not mix the Recovered Moneys with the Excluded Moneys. The Recovered Moneys and Excluded Moneys shall be kept by the Trustee in separate accounts and invested in separate investments under Clause 19.

         (e) In applying any moneys under this Clause 13 towards payment of the amounts referred to in Clause 13.3(a), the Trustee shall apply the Recovered Moneys and the Excluded Moneys ratably in reduction of those amounts.

         (f) This Clause 13.9 applies notwithstanding any other provision of this Deed.

14.      PAYMENTS GENERALLY
--------------------------------------------------------------------------------
14.1     MANNER

         Each of the Borrowers and the Guarantors shall make all payments due by it to an Indemnified Party under any Transaction Document:

         (a)      in the currency in which the payment is required to be made;


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         (b)      by bank cheque delivered to the Indemnified Party at its
                  address for service of notices or by transfer of immediately available funds to the account specified by the Indemnified Party from time to time, in either case by 11 am (local time) on the due date; and

         (c) without set-off or counterclaim and without any deduction, except, without prejudice to any provision of any Approved Facility dealing with Taxation or to Clause 15.1, any compulsory deduction with respect to Taxation.

         If any payment is due on a day which is not a Business Day, the due date will be the next Business Day.

14.2     APPROPRIATION WHERE INSUFFICIENT MONEYS AVAILABLE

         Subject to Clause 13, amounts received by an Indemnified Party will be appropriated as between principal, interest and other amounts as the Indemnified Party determines. This appropriation will override any appropriation made by a Borrower or a Guarantor.

15.      TAXATION
--------------------------------------------------------------------------------
15.1     ADDITIONAL PAYMENTS

         Whenever a Borrower or a Guarantor is obliged to make a deduction in respect of Tax from any payment to an Indemnified Party under any Transaction Document:

         (a) it shall promptly pay the amount deducted to the appropriate Governmental Agency;

         (b) within 30 days of the end of the month in which the deduction is made, it shall deliver to the Indemnified Party official receipts or other documentation acceptable to the Indemnified Party evidencing payment of that amount; and

         (c) unless the Tax is an Excluded Tax, it shall pay the Indemnified Party on the due date of the payment any additional amounts necessary (as determined by the Indemnified Party) to ensure that the Indemnified Party receives when due a net amount (after payment of any Taxes in respect of those additional amounts) in the relevant currency equal to the full amount which it would have received had a deduction not been made, and it shall indemnify the Indemnified Party on demand against the Tax and any amounts recoverable from the Indemnified Party in respect of the Tax.

         Each of the Borrowers and the Guarantors waives any statutory right to recover from any Indemnified Party any amount paid under this Clause 15.


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15.2     SURVIVAL OF OBLIGATIONS

         The obligations of each of the Borrowers and the Guarantors under this Clause 15 survive the repayment of Guaranteed Moneys and the termination of this Deed.

15.3     REIMBURSEMENT

         (a)      Whenever:

                  (i) a Borrower or a Guarantor pays any additional amount to, for the account of or on behalf of, any Indemnified Party in respect of amounts payable under Clause 15.1 (ADDITIONAL TAXES); and

                  (ii) that Indemnified Party in its absolute discretion decides that it has received any clearly identifiable relief for the amount of the Additional Taxes in computing any income Tax due by it, the Indemnified Party shall promptly pay to the Borrower or the Guarantor the amount of any consequent reduction in its income Tax, but only to the extent that it determines that a payment to the Borrower or the Guarantor can be made without prejudice to the retention of the relief.

         (b) Nothing in paragraph (a) interferes with the right of each Indemnified Party to arrange its tax affairs in any manner it thinks fit. In particular, no Indemnified Party need claim any relief in respect of the amount of any Additional Taxes in priority to any other relief available to it or disclose to the Borrowers or the Guarantors any information regarding its tax affairs or tax computations.

16.      INTEREST ON OVERDUE AMOUNTS
--------------------------------------------------------------------------------
16.1     ACCRUAL AND PAYMENT

         (a) Interest accrues on each unpaid amount which is due and payable by a Borrower or a Guarantor to an Indemnified Party (the RELEVANT PARTY) under or in respect of any Transaction Document (including interest payable under this Clause):

                  (i) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

                  (ii) both before and after judgment (as a separate and independent obligation); and

                  (iii)    at the rate provided in Clause 16.2.

         (b) The relevant Borrower or Guarantor shall pay interest accrued under this Clause on demand by the Relevant Party and on the last Business


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                  Day of each calendar quarter. That interest is payable in the currency of the unpaid amount on which it accrues.

16.2     RATE

         The rate applicable under this Clause is the sum of 3% per annum and the weighted average (determined by reference to the Limits under such Approved Facilities) of the margins under the Approved Facilities provided by the Relevant Party plus:

         (a)      (i)      if the amount is denominated in Australian dollars,
                           the indicator, reference or base lending rate of the Relevant Party from time to time; or

                  (ii) if the amount is denominated in any other currency, for each successive funding period not exceeding 90 days selected by the Relevant Party the arithmetic mean of the rates displayed on the Reuters screen LIBO page (in the case of US dollars or the equivalent page for other currencies) for the making of deposits for the funding period in the currency concerned for value on the first day of the funding period, that arithmetic mean will be rounded upwards, if necessary, to the nearest 1/16th of 1%; or

         (b) if those rates are not available, the Relevant Party's cost of funds (as certified by the Relevant Party to the relevant Borrower or Guarantor) in that currency for a funding period not exceeding 90 days selected by the Relevant Party. The Relevant Party's certificate as to its cost of funds is, in the absence of manifest error, binding and conclusive.

         Interest on amounts denominated in Australian dollars, Canadian dollars, New Zealand dollars or Sterling is calculated on the basis of a year of 365 days. Interest on amounts denominated in other currencies is calculated on the basis of a year of 360 days.

16.3     GUARANTEED MONEYS

         (a) Clauses 16.1 and 16.2 do not apply to any unpaid Guaranteed Moneys outstanding under an Approved Facility and any unpaid moneys due and payable by a Guarantor under Clause 6 in respect of any such unpaid Guaranteed Moneys.

         (b) Interest and fees shall accrue on any unpaid Guaranteed Moneys outstanding under an Approved Facility in accordance with the provisions of that Approved Facility dealing with interest or fees on overdue amounts.

         (c) Such interest and fees are included in the Guaranteed Moneys and secured by the guarantee and indemnities in Clause 6.


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17.      CURRENCY INDEMNITY
--------------------------------------------------------------------------------
17.1     GENERAL

         On demand, whichever of the Borrowers and the Guarantors owes the amount referred to in paragraph (a) shall, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, indemnify each Indemnified Party against any deficiency which arises whenever, for any reason (including, without limitation, as a result of a judgment or order):

         (a) that Indemnified Party receives or recovers an amount owing by that Borrower or Guarantor (as the case may be) in one currency (the PAYMENT CURRENCY) in respect of an amount denominated under a Transaction Document in another currency (the DUE CURRENCY); and

         (b) the amount actually received or recovered by that Indemnified Party in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

17.2     LIQUIDATION

         In the event of the Liquidation of a Borrower or a Guarantor, the Borrower or, as appropriate, the Guarantor shall, to the fullest extent it may effectively do so, indemnify each Indemnified Party on demand against any deficiency resulting from any variation as between:

         (a) the exchange rate actually applied for the purposes of the Liquidation in converting into another currency an amount expressed in one currency due or contingently owing by it under a Transaction Document or under a judgment or order relating to a Transaction Document; and

         (b) the exchange rate at which that Indemnified Party in accordance with its normal practice would be able to purchase the last-mentioned currency with the first-mentioned currency as at the final date or dates for the filing of proof or other claim in the Liquidation or the nearest available prior date including any premiums and costs of exchange payable in connection with the purchase.

18.      CONTROL ACCOUNTS
--------------------------------------------------------------------------------
         The Trustee shall maintain accounts showing the total of all moneys paid to it by a Borrower, Guarantor or a Creditor under the Transaction Documents or any investments made under Clause 19. Those accounts constitute sufficient evidence, unless the contrary is proved, of the moneys so paid.


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19.      POWERS OF INVESTMENT
--------------------------------------------------------------------------------
         Any moneys coming into the hands of the Trustee after the occurrence of an Event of Default and the delivery by it of a notice to Foster's Brewing Group under Clause 5.2 shall, as soon as practicable and pending their application under the Transaction Documents, be invested in the name of or under the control of the Trustee in any of the following:

         (a) obligations issued or incurred by any Governmental Agency, bank or other corporation which have, or are supported by an unconditional guarantee from, a Governmental Agency, bank or other corporation similar obligations of which have a rating with Standard & Poor's Corporation Inc., or any of its Subsidiaries, of AA or better or with Moody's Investor Services Inc., or any of its Subsidiaries, of AA or better;

         (b) commercial paper or corporate promissory notes having a rating of A-1P-1 or better with Standard & Poor's Corporation Inc. or Moody's Investor Services, Inc. or their respective Subsidiaries; or

         (c)      such other investments as the Majority Creditors may approve.

         The Trustee may at any time vary or realise such investments.

20.      FURTHER ASSURANCES
--------------------------------------------------------------------------------
         Whenever reasonably requested by the Trustee, each of the Creditors and each of the Borrowers and Guarantors shall do or cause to be done anything reasonably requested by the Trustee:

         (a) for aiding the exercise of the powers and discretions, or the performance of the obligations, of the Trustee under the Transaction Documents or in respect of the Trust Fund;

         (b)      to effect any termination, discharge or release under Clause
                  6.14 or 11;

         (c)      to effect any transfer or assurance under Clause 25.15,

         including, without limitation:

         (d)      the execution of any document; and

         (e)      the giving of notices, orders and directions.

21.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------
21.1     WAIVERS

         No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document by any party shall operate as a waiver, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.


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21.2     RIGHTS CUMULATIVE

         The rights, powers and remedies provided to the Indemnified Parties in a Transaction Document are cumulative and not exclusive of any rights, powers or remedies provided by law.

22.      SEVERABILITY OF PROVISIONS

--------------------------------------------------------------------------------
         Any provision of a Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, but that shall not invalidate the remaining provisions of that Transaction Document or affect such provision in any other jurisdiction.

23.      SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

--------------------------------------------------------------------------------
23.1     SURVIVAL OF REPRESENTATIONS

         All representations and warranties in the Transaction Documents shall survive the execution and delivery of the Transaction Documents and final payment of the Guaranteed Moneys.

23.2     CONTINUING INDEMNITIES

         Each indemnity in the Transaction Documents shall:

         (a)      be a continuing obligation;

         (b) constitute a separate and independent obligation of the party giving the indemnity from its other obligations under the Transaction Documents; and

         (c)      subject to Clause 6.14, survive the termination of this Deed.

24.      MORATORIUM LEGISLATION
--------------------------------------------------------------------------------

         To the full extent permitted by law all legislation which at any time directly or indirectly:

         (a) lessens or otherwise varies or affects in favour of the Borrowers or the Guarantors any obligation under any Transaction Documents; or

         (b) delays or otherwise prevents or prejudicially affects the exercise by any Indemnified Party of any right, power or remedy conferred by any Transaction Document,

         is negated and excluded from the Transaction Documents.


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25.      TRUSTEE PROVISIONS

25.1     AUTHORITY
--------------------------------------------------------------------------------

         (a) Subject to Clause 25.15, each Creditor irrevocably appoints and authorises the Trustee to enter into the Transaction Documents as its agent and trustee and to act as such under the Transaction Documents with such powers as are expressly delegated to the Trustee by the Transaction Documents together with such other powers as are reasonably incidental to such powers.

         (b) The Trustee shall not be required to take any action for or on behalf of any Creditor and shall have no duties or responsibilities except as expressly set forth in the Transaction Documents.

25.2     INSTRUCTIONS: EXTENT OF DISCRETION

         (a)      (i)      Where a Transaction Document expressly stipulates
                           that the Trustee is to exercise any of its rights, powers and discretions (each a POWER) on the instructions of a certain Creditor or certain
                           Creditors, or if the Trustee has been requested by Foster's Brewing Group or any Creditor to exercise any such Power, the Trustee shall seek the instructions of that Creditor or those Creditors (as the case may be).

                  (ii) The Trustee shall act in accordance with those instructions.

                  (iii) The Trustee may not exercise the Power without those instructions.

         (b) Where a Transaction Document does not expressly stipulate that the Trustee is to exercise any of its Powers on the instructions of any Creditors:

                  (i) the Trustee may (but is not obliged to) seek the instructions of the relevant Creditor on whose behalf the Power is to be exercised or, in any other case, the Majority Creditors;

                  (ii) if those instructions are given within 5 Business Days of the Trustee seeking them or, if later, before the Trustee exercises the Power, the Trustee shall act in accordance with those instructions; and

                  (iii)    if:

                           (A) those instructions are not given within that period of 5 Business Days, the Trustee may (but is not obliged to); or

                           (B)      no instructions are sought, the Trustee
                                    shall,

                           as it thinks fit, exercise the Power in the best interests of the Creditor on whose behalf it is to be exercised or, in any other case, all the Creditors.

         (c)      Without limitation to any other means:


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                  (i)      the Trustee may seek the instructions of the relevant
                           Creditors by convening a Meeting; and

                  (ii) instructions may be given to the Trustee by the relevant Creditors at a Meeting.

         (d) Any action taken by the Trustee in accordance with the Transaction Documents shall be binding upon all Creditors.

         (e) Except where a Transaction Document otherwise expressly provides, the Trustee shall not be obliged to consult with any Creditors before giving any consent, approval or agreement or making any determination under the Transaction Documents.

         (f) The Powers conferred on the Trustee under the Transaction Documents are exercisable by the Trustee solely. Except where a Transaction Document otherwise expressly provides, no Creditor may exercise any of them.

25.3     NO OBLIGATION TO INVESTIGATE AUTHORITY

         (a) Subject to paragraph (c), no Borrower or Guarantor shall be concerned or entitled to enquire as to whether any instructions have been given to the Trustee by any one or more Creditors or as to the terms of those instructions.

         (b) As between the Borrowers and the Guarantors on the one hand, and the Trustee and Creditors on the other, all action taken by the Trustee under the Transaction Documents shall be deemed to be authorised.

         (c) Where the Trustee has sought the instructions of any Creditor in relation to any consent, approval, agreement or waiver (each an AGREEMENT) requested by a Borrower or Guarantor under a Transaction Document, the Trustee shall, upon request, notify Foster's Brewing Group of the Creditors which:

                  (i)      instructed it to give the Agreement;

                  (ii)     instructed it not to give the Agreement;

                  (iii) at the time of the request, have failed to give any instructions.

         (d) Each Creditor irrevocably authorises the disclosure to Foster's Brewing Group by the Trustee of the information under paragraph (c).

25.4     TRUSTEE CAPACITY

         Except as otherwise expressly provided in a Transaction Document, the Trustee shall not, by reason of any Relevant Document, be deemed to be a trustee for the benefit of any Borrower, Guarantor or any other person.

25.5     EXONERATION

         Neither the Trustee, nor any of its directors, officers, employees, agents, attorneys, Related Companies, consultants having general retainer


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         arrangements with it, or its Related Companies or its successors, shall be responsible to the Creditors for:

         (a) any statement, representation or warranty contained in any loan proposal or information memorandum or in any Relevant Document or in any document or agreement referred to in or received under any Relevant Document;

         (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any loan proposal or the information memorandum, any Relevant Document or any such document or agreement;

         (c) any failure by any Borrower or Guarantor or another party to perform its obligations; or

         (d) any action taken or omitted to be taken by it or them under any Relevant Document except in the case of its or their own fraud, wilful misconduct or negligence.

25.6     DELEGATION

         (a)      The Trustee may (whenever and upon such terms it thinks fit):

                  (i) delegate any of its rights, powers and discretions (each a POWER) under the Transaction Documents:

                           (A)      to any of its Authorised Officers; or 1

                           (B) to any other person if and to the extent that it reasonably believes that such Power cannot be conveniently exercised by it or through its Authorised Officers;

                  (ii) instead of acting personally or through its employees, employ an agent to do so and to exercise those Powers;

                  (iii) for the purpose of ensuring the performance or exercise of any Powers or obligations conferred or imposed on the Trustee under the Transaction Documents complies with the laws of any applicable jurisdiction, appoint any person as an additional trustee of all or any of the Trust Fund to exercise those Powers or to perform those obligations;

                  (iv) apply to any court of competent jurisdiction for directions in relation to any question.

         (b) The Trustee may (whenever and upon such terms it thinks fit) terminate such delegation, employment or appointment.

25.7     RELIANCE ON DOCUMENTS AND EXPERTS

         The Trustee shall be entitled to rely upon:

         (a) any document (including any facsimile transmission, telegram or telex) given under or in relation to any Relevant Document and reasonably believed by it to be genuine and correct and to be given under or in relation to any Relevant Document; and


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         (b)      advice and statements of lawyers, independent accountants and other experts selected by the Trustee.

25.8     NOTICE OF TRANSFER

         The Trustee may treat each Creditor as the holder of the benefit of its rights under the Transaction Documents unless and until the Trustee, shall have received:

         (a) a substitution, transfer or novation agreement or certificate or notice of assignment satisfactory to it; and

         (b) where the assignee or transferee is not an existing Creditor, a duly executed Creditor Accession Deed in accordance with Clause 7.

25.9     NOTICE OF DEFAULT

         (a) The Trustee shall be deemed not to have knowledge of the occurrence of an Event of Default or Potential Event of Default unless it has received notice from a Creditor or a Borrower or Guarantor stating that an Event of Default or Potential Event of Default has occurred and describing it.

         (b) If it receives such a notice or its officers having responsibility for the transaction become actually aware that an Event of Default or Potential Event of Default has occurred, it shall notify each of the Creditors, subject to Clause 25.14, providing brief details of such Event of Default or Potential Event of Default.

25.10    TRUSTEE'S OTHER CAPACITIES

         (a) The Trustee may become a Creditor and in its capacity as such shall have the same rights and powers under the Facility Documents as any Creditor and may exercise them as if it were not acting as the Trustee.

         (b) The Trustee may engage in any kind of business (including, without limitation, acting as agent or trustee under the Facility Documents) with a Borrower or Guarantor, or any other person as if it were not the Trustee, and may accept fees or other consideration for services in connection with any Relevant Document and otherwise without having to account to the Creditors.

25.11    INDEMNITY

         (a) The Creditors shall indemnify the Trustee (to the extent not reimbursed by a Borrower or Guarantor under any Transaction Document) ratably in accordance with the A$ Equivalents of their respective Guaranteed Moneys against all liabilities, losses, costs, expenses or damages it may sustain or incur in any way (in its capacity as the Trustee) under or in relation to the Transaction Documents, other than the costs of replacement referred to in Clause 25.15(i).

         (b) No Creditor which is party to an Approved Facility shall be liable under paragraph (a) for any of the foregoing to the extent that they arise from the wilful misconduct or negligence of the Trustee.


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         (c)      This Clause 25.11 shall not affect the liability of any
                  Borrower or Guarantor.

25.12    INDEPENDENT INVESTIGATION OF CREDIT

         Each Creditor agrees that it has made and will continue to make, independently and without reliance on the Trustee or any other Creditor, and based on such documents, agreements and information as it deems appropriate:

         (a) its own investigations into the affairs of the Borrowers and the Guarantors; and

         (b) its own analyses and decisions as to taking or not taking action under any Relevant Document.

25.13    NO MONITORING

         Except where a Transaction Document otherwise expressly provides, the Trustee shall not be required to keep itself informed as to the performance or observance by any Borrower or Guarantor of any Relevant Document or any other document or agreement or to inspect the properties or books of any Borrower or Guarantor.

25.14    INFORMATION

         (a) The Trustee shall promptly furnish to the Creditors copies of all notices, reports and other documents furnished to it (including, without limitation, any disclosures made to it under Clauses 3 and 4), in its capacity as Trustee under the Transaction Documents, which in its opinion are material unless the Transaction Documents by their terms require such notices, reports or documents to be furnished to such Creditors at the same time as they are furnished to the Trustee.

         (b) Nothing in any Transaction Document shall oblige the Trustee to disclose any information if such disclosure would or might in its opinion constitute a breach of any law or any duty of secrecy or confidence.

25.15    REPLACEMENT OF TRUSTEE

         (a) Subject to the appointment of a successor Trustee as provided in this Clause:

                  (i) the Trustee may resign at any time by giving not less 30 days' notice to the Creditors and Foster's Brewing Group;

                  (ii) if the Trustee has not complied with the instructions of the Majority Creditors to:

                           (A)      make a declaration under Clause 5.2(A) or
                                    (B);

                           (B)      make a demand under Clause 6 on any
                                    Guarantor; or


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                           (C)      enforce the rights and powers conferred on
                                    the Trustee under those Clauses when
                                    instructed by the Majority Creditors to do so,

                           then the Majority Creditors may by giving notice to the Trustee and Foster's Brewing Group immediately remove the Trustee;

                  (iii) the Majority Creditors may remove the Trustee from office by giving not less than 30 days' notice to the Trustee and Foster's Brewing Group and subject to Clause 25.15(b)(ii), after consultation with Foster's Brewing Group, shall have the right to appoint a successor who accepts the appointment;

                  (iv) Foster's Brewing Group may, subject to Clause 25.15(c), and if no Event of Default or Potential Event of Default is subsisting, remove the Trustee from office by giving not less than 30 days' notice to the Trustee and the Creditors (if any); and

                  (v)      unless a notice has been given under paragraph
                           (a)(ii), (iii) or (iv) in relation to the Trustee, the Trustee may at any time by notice to the Creditors and Foster's Brewing Group appoint any of its Related Companies which accepts such appointment as its successor.

         (b)      (i)      Upon such notice of resignation or removal under
                           paragraph (a)(i), (iii) or (iv), Foster's Brewing
                           Group shall, unless an Event of Default or Potential
                           Event of Default is subsisting, have the right to appoint a successor who accepts such appointment.

                  (ii) If the Trustee has been removed or resigned under paragraph (a)(i), (ii), (iii) or (iv) (as the case may be) and if an Event of Default or Potential Event of Default is subsisting, the Majority Creditors shall have the right to appoint a successor who accepts the appointment.

                  (iii) If Foster's Brewing Group gives notice removing the Trustee under paragraph (a)(iv), and prior to the expiration of 30 days' after the giving of the notice, an Event of Default occurs, the Majority Creditors shall have the right to appoint a successor who accepts such appointment.

                  (iv)     Upon such resignation or removal under paragraph (i),
                           (ii) or (iii), Foster's Brewing Group shall have the right to reject the appointment of a successor if, in its reasonable opinion, the fees to be charged by the successor are unreasonable having regard to the fees charged by other Trustees of a similar standing.

                  (v) Any consultation on behalf of the Creditors contemplated by this Clause 25.15 may be carried out by a committee of not more than five Creditors appointed by the Majority Creditors.


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         (c)      Unless the successor is a Related Company of the Trustee, the
                  Trustee shall not be removed, and no successor shall be appointed, by Foster's Brewing Group without, if there are any Creditors, the prior consent of the Majority Creditors (which consent shall not be unreasonably withheld).

         (d) If no successor is so appointed within 30 days after such notice, then the retiring Trustee may on behalf of the Creditors appoint a successor who accepts such appointment.

         (e) Until the successor is appointed, the Trustee shall continue to act as the trustee of the Creditors under the Transaction Documents.

         (f) Upon its appointment under this Clause 25.15, such successor shall succeed to and become vested with all the rights, powers and obligations of the retiring Trustee and the retiring Trustee shall be discharged from its rights, powers and obligations.

         (g) The retiring Trustee shall execute and deliver such documents or agreements as may be necessary or desirable to transfer or assure to the successor any Security Interest or Guarantee held by the retiring Trustee in relation to the Trust Fund and the Guaranteed Moneys or in any other way to effect the appointment of the successor and ensure that all relevant public registers record the successor as the trustee of the Trust Fund.

         (h) After any such resignation or removal, the provisions of this Clause 25 shall continue in effect in respect of anything done or omitted to be done by it while it was acting as the Trustee.

         (i) The Trustee shall pay the costs in respect of its replacement if it retires under this Clause 25.15 or if it is removed by the Majority Creditors under paragraph (a)(ii). In all other cases, Foster's Brewing Group shall pay the costs of replacing the Trustee under this Clause 25.15.

25.16    AMENDMENT OR WAIVER OF TRANSACTION DOCUMENTS

         (a) Each Creditor authorises the Trustee to agree with the other parties to any Transaction Document to any amendment to, or to any waiver in respect of, any provision of, such Transaction Document if:

                  (i)      the amendment or waiver will not:

                           (1)      increase the obligations of any Creditor;

                           (2) change the dates or amounts of payment of any of the Guaranteed Moneys;

                           (3) release or discharge any Guarantor from its obligations under Clause 6;

                           (4)      amend or waive Clause 4.1(e) or (g) or
                                    Clause 12;

                           (5)      amend or waive this Clause 25.16;

                           (6)      amend Clause 5.1(d) or 5.5;


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                            (7)     alter the entitlement of any Creditor under
                                    Clause 13 or the order of priority set out in that Clause or any provision under which the agreement or instructions of all or any Creditors are required; and

                  (ii)      (1)     the Trustee is satisfied that the amendment
                                    is made or the waiver is given to correct a manifest documentary error or a documentary error of a minor nature or that the amendment or waiver is of a formal or technical nature only; or

                           (2) the Majority Creditors have, upon request by the Trustee, notified the Trustee of their agreement to the amendment or waiver.

         (b) An amendment or waiver which cannot be made or given under paragraph (a) may only be made or given by the Trustee acting on the instructions of all Participating Creditors except that, in the case of an amendment or waiver to Clause 4.1(g)(ii), the consent of the Majority Creditors and those Creditors which have extended an Approved Facility to the relevant Borrower is required.

         (c) Each Creditor will be bound for the purposes of all Relevant Documents by any amendment agreed to, or waiver given, by the Trustee as provided in paragraph (a) or (b) in respect of any provision of a Transaction Document as if it were party to the relevant amendment agreement or had given the relevant waiver.

         (d)      (i)      Notwithstanding any other provision of this Deed, if:

                           (A) any Event of Default or Potential Event of Default which entitles (or if that Potential Event of Default becomes an Event of Default, would entitle) a Creditor or, if applicable, its Facility Agent on its behalf to give a notice under Clause 5.2; or

                           (B) any event which entitles a Creditor or, if applicable, its Facility Agent to give a notice under Clause 5.5,

                          is subsisting, that Creditor or, if applicable, its Facility Agent may waive any of its rights which accrue to it as a result (including, without limitation, its right to make a declaration under Clause 5.2(A) and/or (B) or (as applicable Clause 5.5(A) and/or (B)).

                  (ii) Neither the Trustee nor any other Creditor may waive those rights.

                  (iii) Any such waiver does not bind any other Creditor unless the waiver has been given by a Facility Agent on behalf of the Creditors under the applicable Syndicated Facility, in which case the waiver will bind each of those Creditors in its capacity as a Creditor under the Syndicated Facility.

         (e)      (i)      Each of the Guarantors and Borrowers irrevocably
                           authorises Foster's Brewing Group to agree with any other party to a


                                                                         Page 94
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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

                           Transaction Document to any amendment to, or to any waiver in respect of, any provision of such Transaction Document. Its consent to any such amendment or waiver is not required. Despite the foregoing, the consent of the Guarantors is required to any amendment to, or to any waiver in respect of, Clause 6 and, if given, such consent will not in any way limit or affect Clauses 6.4 and 6.12.

                  (ii) Each Guarantor and Borrower will be bound by any such amendment or waiver agreed to by Foster's Brewing Group as if it were party to the relevant amendment agreement or waiver.

         (f) A provision of a Transaction Document may only be amended or waived in a document. Without limitation, the document may be executed as a deed or, regardless of the relevant Transaction Document being a deed, as an agreement.

26.      MEETINGS
--------------------------------------------------------------------------------
26.1     CONVENING OF MEETING

         (a) Whenever the Trustee thinks fit, it may convene a Meeting to consider a matter arising under or in relation to the Transaction Documents.

         (b) The Trustee shall convene a Meeting to consider such a matter if requested to do so by:

                  (i) Participating Creditors, the A$ Equivalent of whose Total Exposures exceed one fifth of the A$ Equivalent of the Total Exposures of all Participating Creditors and who comprise more than one fifth in number of all Participating Creditors; or

                  (ii)     Foster's Brewing Group.

26.2     PROCEDURES

         (a) The Trustee shall give prior notice of a Meeting to each Participating Creditor.

         (b) No Creditor other than a Participating Creditor may attend or vote at a Meeting.

         (c) The Trustee shall act as chairman of Meetings, but has no vote in that capacity.

         (d) The procedures at Meetings are to be determined by the majority of Creditors represented at the meeting.

         (e) A Participating Creditor may attend a Meeting by conference telephone with the Trustee and other Participating Creditors present


                                                                         Page 95
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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

                  at the Meeting or through telephone or electronic communication facilities.

         (f) A Participating Creditor may, by notice to the Trustee, appoint another Participating Creditor as its proxy to attend a Meeting and vote on is behalf.

27.      PROPORTIONATE SHARING

--------------------------------------------------------------------------------
27.1     SHARING

         Subject to Clause 27.3, whenever at any time following the occurrence of an Event of Default referred to in Clause 5.2 (e) of which a Creditor (the RECIPIENT) is actually aware or has been notified under this Deed and which has not been waived, the Recipient receives or recovers (whether by way of set-off, banker's lien or otherwise) from the Borrower or a Guarantor (the PAYER) any Guaranteed Moneys otherwise than:

         (a) under any Separate Security being a Security Interest which is permitted to exist under this Deed; or

         (b) by way of appropriation of, or set off against, any deposit of the type mentioned in paragraph (b), (i) or (k) of the definition of Permitted Security Interest in Clause 1.1,

         then, subject to Clause 27.2:

         (c)      the Recipient shall forthwith notify the Trustee;

         (d) such Recipient shall forthwith (unless the Trustee otherwise directs) pay those moneys to the Trustee;

         (e) the Recipient shall treat such payment as if it were a payment by the Payer on account of all moneys then payable to the Creditors entitled to share in that payment under the Transaction Documents; and

         (f)      (i)      such payment or recovery shall be deemed to have been
                           a payment for the account of the Trustee and not to the Recipient for its own account, and to that extent the liability of the Borrower which owes those Guaranteed Moneys and of the Guarantors under Clause
                           6 in respect of those moneys to the Recipient shall not be reduced by such recovery or payment, other than to the extent of any distribution of its ratable share of those moneys received by the Recipient under Clause 13; and

                  (ii) (without prejudice to sub-paragraph (i)) the relevant Borrower and the Guarantors shall, immediately upon the Recipient making or becoming liable to make a payment under paragraph (d) or, where Clause 27.2 applies, upon the moneys the subject of such payment becoming subject to this paragraph (f) under Clause 27.2(d), jointly and severally indemnify that Recipient against such payment to the extent


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                                                                   & HEDDERWICKS
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                           that its liability has (notwithstanding sub-paragraph
                           (i)) been discharged by such recovery or payment.

         If all or a portion of the relevant recovery or payment by or to the Recipient is subsequently rescinded or must otherwise be restored to any Borrower or Guarantor, the Creditors which received any moneys as a result of the operation of this Clause 27.1 in respect of a payment to the Recipient shall repay to the Trustee for the account of the Recipient such amount (other than an amount repaid to the Recipient under Clause 27.2(b)) as shall be necessary to ensure that all the Creditors entitled to share in that payment under the Transaction Documents share ratably in the amount of the recovery or payment retained, and paragraphs (e) and (f) above shall apply only to the amount, if any, which is not required to be restored.

27.2     REPAYMENT

         (a) Any moneys paid by a Recipient under Clause 27.1(d) to the Trustee before the Trustee gives a notice under Clause 5.2 shall be held by the Trustee in a suspense account.

         (b) If the Trustee has not given a notice under Clause 5.2 within 30 days of the payment by the Recipient, it shall repay those moneys to the Recipient.

         (c) The Recipient may then appropriate those moneys in reduction of the Guaranteed Moneys due for payment to it. Clauses 27.1(e) and (f) shall not apply to those moneys.

         (d) If the Trustee gives a notice under Clause 5.2 within 30 days of the payment by the Recipient, then Clauses 27.1(e) and (f) shall apply to those moneys.

27.3     TRANSACTIONAL FACILITIES

         Notwithstanding any other provision of this Deed, no Creditor is obliged under this Clause 27 to pay to the Trustee:

         (a) any Guaranteed Moneys received or recovered by it from a Borrower under a Transactional Facility during the period before the Transactional Facility has been terminated or closed out as a result of the occurrence of a termination event or an event of default (howsoever called) under the Transactional Facility; and

         (b) any amounts owing to it under any Treasury Transactions which are, under any close-out netting provision contained in an ISDA master agreement or similar agreement, netted off against any amounts owing by it under any Treasury Transactions. Clauses 27.1 and 27.2 will only apply to the net cash amount (if any) received or recovered by the Creditor under the close-out netting provision or similar agreement after an Event of Default referred to in Clause 5.2(e).

         For the purposes of this Clause 27.3, a close-out netting provision means one in which if a particular event (including a termination event or an event of default under the relevant ISDA master agreement or similar agreement) happens:


                                                                         Page 97
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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (i)      particular obligations of the parties may be terminated;

         (ii)     the termination values of the obligations are calculated; and

         (iii) the termination values are netted, or may be netted, so that only a net cash amount is payable.

28.      STAMP DUTIES
--------------------------------------------------------------------------------

         (a) Each Borrower and Guarantor shall pay all stamp, transaction, registration and similar Taxes (including fines and penalties) which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

         (b) Such Taxes shall include any financial institutions duty, debits tax or other Taxes payable by return and any such Taxes passed on to an Indemnified Party by any bank or financial institution.

         (c) Each Borrower and Guarantor shall indemnify each Indemnified Party on demand against any liabilities resulting from delay or omission to pay such Taxes for which it is responsible.

         (d) The liability of all Borrowers and Guarantors under this Clause is joint and several.

29.      EXPENSES AND FEES
--------------------------------------------------------------------------------
29.1     EXPENSES

         Each Borrower and Guarantor shall on demand reimburse:

         (a) the Trustee for its expenses (including but not limited to travelling and out-of-pocket expenses) in connection with the preparation, execution and completion of the Transaction Documents and any subsequent consent, approval, waiver, amendment, release, discharge or termination;

         (b) subject to Foster's Brewing Group's prior approval, each Creditor for its expenses (including legal costs and expenses) in connection with the matters mentioned in paragraph (a) to the extent they have been incurred in accordance with that approval; and

         (c) each Indemnified Party for its expenses in connection with the enforcement of, or the preservation of any rights under, the Transaction Documents to which it is a party including, without limitation, any expenses incurred in retaining consultants to evaluate matters of material concern to the Indemnified Party, including, in the case of paragraphs (a) and (c), legal costs and expenses on a full indemnity basis or solicitor's own client basis, whichever is the greater.


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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         The liability of all Borrowers and Guarantors under this Clause is joint and several.

29.2     FEES OF TRUSTEE

         Foster's Brewing Group shall pay to the Trustee such trustee fees at such times as may from time to time be agreed by the Trustee and Foster's Brewing Group.

30.      NOTICES

--------------------------------------------------------------------------------

         All notices, requests, demands, consents, approvals, disclosures, agreements or other communications to or by a party to a Transaction Document shall:

         (a) be in writing, and subject to paragraph (d), addressed to the address of the recipient shown in this Deed, the Register or to such other address as it may have notified the sender;

         (b) subject to Clause 1.6, be signed by an Authorised Officer of the sender;

         (c)      be deemed to be duly given or made:

                  (i) (in the case of delivery in person or by post) when delivered to the recipient at such address;

                  (ii) (in the case of telex) on receipt by the sender of the answerback code of the recipient at the end of transmission; or

                  (iii) (in the case of facsimile transmission) on receipt by the sender of acknowledgment of transmission free of error at the end of transmission,

                  but if such delivery or receipt is later than 4 p.m. (local time) or is not on a day on which business is generally carried on in the place to which such communication is sent, it shall be deemed to have been duly given or made at the commencement of business on the next such business day in that place; and

         (d) where they are to be sent by the Trustee to a Creditor, Facility Agent or Representative, addressed to the address of the recipient recorded in the Register (as updated under Clause 9.2).

         Any communication by facsimile transmission shall be confirmed by delivery in person, post or telex, but no delay in receipt or non-receipt of any such confirmation shall affect the time at which the communication is deemed to be duly given or made as provided in paragraph (c)(iii).

         The facsimile, telex and telephone numbers and contact personnel in the case of Foster's Brewing Group and the Trustee are:

         FOSTER'S BREWING GROUP

         77 Southbank Boulevard, Southbank, Vic 3006
         Fax:  (03) 9633 2634

         Telex:  AA32191
         Attention:  Vice President, Treasury

         TRUSTEE

         65 Southbank Boulevard
         Southbank Vic 3205
         Fax:  (03) 694 6462
         Attention:  Mr I Johnston
31.      REPRESENTATIVES AND FACILITY AGENTS

--------------------------------------------------------------------------------
31.1     BORROWERS AND GUARANTORS

         Any notice or other document that has to be given to, or consent or approval that has to be obtained from, a Borrower or Guarantor under a Transaction Document shall be deemed to have been given to or obtained from that Borrower or Guarantor for the purposes of that Transaction Document if it is given to or obtained from Foster's Brewing Group.

31.2     CREDITORS

         Any:

         (a)      document, notice or request to be given to;

         (b) document, notice or demand to be given under Clause 5, 6 or 9 by;

         (c)      instructions or directions to be given to the Trustee by; or

         (d)      Meeting to be attended by,

         a Creditor:

         (e) which has a Representative (including a Creditor Group Representative); or

         (f)      in its capacity as a Creditor under a Syndicated Facility,

         shall be given to or by or attended by (as the case may be):

         (g)      unless paragraph (f) applies, its Representative; or

         (h) where paragraph (f) applies, the Facility Agent for that Syndicated Facility, instead of that Creditor.

31.3     PAYMENTS AND NOTICES UNDER SYNDICATED FACILITIES

         Except where a Transaction Document expressly provides otherwise:

         (a) all payments to be made by a Borrower or Guarantor under a Transaction Document to or for account of a Creditor in respect of any money owing to the Creditor under a Syndicated Facility shall be paid to the Facility Agent for that Syndicated Facility for distribution in accordance with the relevant Facility Document; and

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FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (b) any notice, demand, certificate, request or direction given by a Facility Agent shall for the purposes of each Relevant Document be deemed to have been given by each Creditor party to the relevant Syndicated Facility or such of those Creditors as stated by that Facility Agent in the relevant communication.

         Notwithstanding paragraph (b), a Facility Agent cannot execute the Creditor Accession Deeds on behalf of the Creditors under its Syndicated Facility. Separate Creditor Accession Deeds are to be executed by those Creditors.

31.4     CREDITOR GROUP

         (a) A Creditor shall notify the Trustee and Foster's Brewing Group if it is a member of a Creditor Group.

         (b) A Creditor which has given a notice under paragraph (a) shall ensure that its Creditor Group has a Representative.

         (c)      A Creditor Group may only have one Representative.

         (d)      No member of a Creditor Group may have any other
                  Representative.

         (e) The Creditor, or the Representative on its behalf, shall notify the Trustee and Foster's Brewing Group of the Representative's identity.

         (f) If a Creditor has not given a notice as required under paragraph (a) or if its Creditor Group does not have a Representative, the Trustee may select any member of the Creditor Group as its Representative.

         (g) The notice shall be given to Foster's Brewing Group and to the Representative selected under paragraph (f) and to the members of the Creditor Group.

32.      AUTHORISED OFFICERS
--------------------------------------------------------------------------------

         Each Borrower and Guarantor irrevocably:

         (a) authorises each Creditor and the Trustee to rely on a certificate by any person purporting to be a director or secretary of it or such other officer of the Borrower and Guarantor as is acceptable to the Trustee as to the identity and signatures of its Authorised Officers; and

         (b) warrants, and agrees that it will not dispute, that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents and, in the case of Foster's Brewing Group's Authorised Officers, to act as its attorneys under the Power of Attorney and to sign the certificates mentioned in Clause 8.

33.      GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------
33.1     GOVERNING LAW

         This Deed is governed by the laws of Victoria.

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

33.2     JURISDICTION

         With respect to any legal action or proceedings which may be brought at any time with respect to any Relevant Document or any transaction contemplated in any Relevant Document each Borrower and Guarantor irrevocably:

         (a) submits to and accepts, for itself and in respect of its assets, generally and unconditionally the non-exclusive jurisdiction of any of the courts of:

                  (i)      any state or territory of Australia;

                  (ii) the State of New York and the United States of America sitting, in each case, in New York City;

                  (iii)    England;

                  (iv)     the Dominion of Canada;

                  (v)      the province of Ontario;

                  (vi)     the Commonwealth of Australia,

                  as the Trustee (in the case of a Transaction Document) or a Creditor which is party to an Approved Facility (in the case of any of its Facility Documents) may elect; and

         (b) waives any objection it may have now or in the future to the venue of any such action or proceedings and any claim it may have now or in the future that any such action or proceeding has been brought in an inconvenient forum.

         Each party irrevocably waives any and all right to trial by jury in any legal proceedings.

33.3     PROCESS AGENTS

         (a) Each of the Borrowers and Guarantors irrevocably nominates (except where the person specified below is itself):

                  (i) Foster's Brewing Group as its agent to receive service of process out of courts in any state of Australia or courts of the Commonwealth of Australia;

                  (ii) Paracor Finance Inc of 535 Madison Avenue, New York NY 10022 as its agent to receive service of process out of courts of the State of New York and the United States of America sitting, in each case, in New York City;

                  (iii) Treasury UK as its agent to receive service of process out of courts of England; and

                  (iv) Treasury Canada as its agent to receive service of process out of courts in Ontario or of the Dominion of Canada,

                  and each such person which is party to this Deed accepts such appointment.

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (b) If any process agent ceases to have an office in the place specified each Borrower and Guarantor shall ensure that there will at all times be another person in that place acceptable to the Trustee to receive process on its behalf.

34.      CONFIDENTIALITY

--------------------------------------------------------------------------------

34.1     CONFIDENTIALITY

         Subject to Clause 34.2, neither any Creditor nor the Trustee shall disclose any unpublished information or documents supplied by any Borrower or Guarantor in connection with the Relevant Documents which are specifically indicated by any Borrower or Guarantor to be confidential or which are not in the public domain.

34.2     PERMITTED DISCLOSURE

         A Creditor or the Trustee may disclose any confidential information or documents:

         (a) in enforcing a Relevant Document or in a proceeding arising out of or in connection with a Relevant Document or to the extent that disclosure is regarded by it as necessary to protect its interests;

         (b) if required under a binding order of a Governmental Agency or any procedure for discovery in any proceedings;

         (c) if required under any law or any administrative guideline, directive, request or policy whether or not having the force of law and, if not having the force of law, the observance of which is in accordance with the practice of responsible bankers or financial institutions similarly situated;

         (d)      as required or permitted by any Relevant Document;

         (e)      to its legal advisers and its consultants; or

         (f)      with the prior written consent of Foster's Brewing Group.

34.3     SURVIVAL OF OBLIGATION

         This Clause survives the termination of this Agreement.

35.      ASSIGNMENTS
--------------------------------------------------------------------------------

         Subject to Clauses 7.2 and 8(c), except as expressly permitted by a Transaction Document and without prejudice to the assignment, substitution or novation provisions of a Facility Document, none of the Borrowers, Guarantors or Creditors shall assign or transfer any of its rights and/or obligations under a Transaction Document.

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

36.      COUNTERPARTS

--------------------------------------------------------------------------------
         This Deed may be executed in any number of counterparts. All of such counterparts taken together shall be deemed to constitute the one instrument.

37.      ACKNOWLEDGEMENT BY BORROWERS AND GUARANTORS
--------------------------------------------------------------------------------

         Each Borrower and Guarantor confirms that:

         (a) it has not entered into any Transaction Document in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of any Indemnified Party or any Related Company of any Indemnified Party (including, without limitation, any advice, warranty, representation or undertaking);

         (b) neither any Indemnified Party nor any Related Company of any Indemnified Party is obliged to do anything (including, without limitation, disclose anything or give advice), except as expressly set out in the Relevant Documents; and

         (c)      it enters into this Deed for valuable consideration received.

38.      ATTORNEYS
--------------------------------------------------------------------------------

         Each attorney executing this Deed states that the attorney has no notice of the revocation of the attorney's power of attorney.

SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of FOSTER'S BREWING       )  -------------------------------
GROUP LIMITED by its attorney in the    )  Attorney
presence of:                               Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of BEAMISH &              )  -------------------------------
CRAWFORD Plc by its attorney in the     )  Attorney
presence of:                               Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO

SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of CARLING O'KEEFE        )  -------------------------------
BREWERIES OF CANADA LIMITED by          )  Attorney
its attorney in the presence of:           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO

SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of CARLTON AND UNITED     )  -------------------------------
BREWERIES LIMITED by its attorney in    )  Attorney
the presence of:                           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of CARLTON AND UNITED     )  -------------------------------
BREWERIES (N.S.W) PTY. LIMITED by       )  Attorney
its attorney in the presence of:           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of CARLTON AND UNITED     )  -------------------------------
BREWERIES (QUEENSLAND) LIMITED by       )  Attorney
its attorney in the presence of:           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of COURAGE LIMITED by     )  -------------------------------
its attorney in the presence of:        )  Attorney
                                           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of ELDERS LIMITED         )  -------------------------------
by its attorney in the presence of:     )  Attorney
                                           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of ELDERS MEAT            )  -------------------------------
INVESTMENTS PTY LTD by its attorney     )  Attorney
in the presence of:                        Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO

SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of FBG CANADIAN           )  -------------------------------
TREASURY INC. by its attorney in the    )  Attorney
presence of:                               Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of FBG TREASURY           )  -------------------------------
(AUST.) LIMITED by its attorney in the  )  Attorney
presence of:                               Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of FBG TREASURY (U.K.)    )  -------------------------------
by its attorney in the presence of:     )  Attorney
                                           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of FBG TREASURY (U.S.)    )  -------------------------------
by its attorney in the presence of:     )  Attorney
                                           Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of JEDBERG                )  -------------------------------
INVESTMENTS PTY LIMITED by its          )  Attorney
attorney in the presence of:               Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO


SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of OVERLOAD               )  -------------------------------
INVESTMENTS PTY LIMITED by its          )  Attorney
attorney in the presence of:               Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO

SIGNED SEALED AND DELIVERED for         )  A.L. Trimmer (Sgd.)
and on behalf of NATIONAL MUTUAL        )  -------------------------------
TRUSTEES LIMITED by its attorney in the )  Attorney
presence of:                               Print name: ANNE LORRAINE
                                                       TRIMMER

F. Bonollo (Sgd.)
---------------------------------------
Witness
Print name: FRANCESCO BONOLLO

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

ANNEXURE A

FORM OF ACCESSION DEED FOR NEW CREDITORS

--------------------------------------------------------------------------------


DATE
-------------
                Date

PARTIES
-------------

1.              [CREDITOR] of

                (the NEW CREDITOR);  and

2. FOSTER'S BREWING GROUP LIMITED (ACN 007 620 886) of 77 Southbank Boulevard, Southbank, Victoria 3006 (FOSTER'S BREWING GROUP),

                IN FAVOUR OF:

3.              EACH OTHER; and

4. (IN THE CASE OF THE NEW CREDITOR), THE TRUSTEE, BORROWERS AND CREDITORS, IN EACH CASE, FROM TIME TO TIME (within the meaning given in the FBG Group Financing Trust Deed referred to below) (the BENEFICIARIES).

WHEREAS

-------------

A Under Clause 7 of a deed (the FBG GROUP FINANCING TRUST DEED) dated 21 February 1993 between (among others) National Mutual Trustees Limited and Foster's Brewing Group (as amended), a person may become a Creditor as defined in, and for the purposes of, the FBG Group Financing Trust Deed.

B The New Creditor wishes to assume the rights and obligations of a Creditor under the Transaction Documents.

C Foster's Brewing Group has been authorised by the Trustee, the Borrowers and the Guarantors to execute this Deed on their behalf.

--------------------------------------------------------------------------------
NOW THIS DEED WITNESSES as follows:

1. In this Deed terms defined in the FBG Group Financing Trust Deed have the same meanings.

2.       With effect on and from the date of this Deed:

         (a) the New Creditor is a party to the FBG Group Financing Trust Deed as a Creditor;

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

         (b) a reference in the FBG Group Financing Trust Deed or any Transaction Document to a CREDITOR includes a reference to the New Creditor;

         (c) Foster's Brewing Group (for itself and each of the Trustee, the Borrowers and the Guarantors) grants to the New Creditor the rights of a Creditor under the FBG Group Financing Trust Deed and the other Transaction Documents; and

         (d) the New Creditor assumes obligations towards each of the Beneficiaries from time to time imposed upon Creditors under the FBG Group Financing Trust Deed and the other Transaction Documents.

3. This Deed is executed by the New Creditor and Foster's Brewing Group in favour of each other and, in the case of the New Creditor, the Beneficiaries from time to time.

4.       This Deed shall be governed by the laws of Victoria.

5. Each attorney executing this Deed states that the attorney has no notice of the revocation of this power of attorney.

6. This Deed may be executed in any number of counterparts. All of such counterparts taken together shall be deemed to constitute the one instrument.

IN WITNESS this Deed was executed in [#].


NEW CREDITOR

--------------------------------------------------------------------------------



SIGNED SEALED AND DELIVERED for and on
behalf of [# LIMITED] by its attorney in the presence of:

---------------------------------------------------
ATTORNEY SIGNATURE

---------------------------------------------------
PRINT NAME

---------------------------------------------------
SIGNATURE

---------------------------------------------------
PRINT NAME

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

PARENT

SIGNED SEALED AND DELIVERED for and on
behalf of FOSTER'S BREWING GROUP LIMITED by its attorney in the presence of:

---------------------------------------------------
ATTORNEY SIGNATURE

---------------------------------------------------
PRINT NAME

---------------------------------------------------
SIGNATURE

---------------------------------------------------
PRINT NAME



[to be executed by each party in the Australian Capital Territory, United Kingdom, Canada, France, New York State or another jurisdiction outside Australia approved by Foster's Brewing Group]

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

ANNEXURE B

GUARANTOR CONFIRMATION

--------------------------------------------------------------------------------



TO:      National Mutual Trustees Limited

cc:      Foster's Brewing Group Limited

FBG GROUP FINANCING TRUST DEED

We refer to Clause 11.1 of the deed dated 21 February 1993 entitled FBG GROUP FINANCING TRUST DEED between Foster's Brewing Group Limited, FBG Treasury (Aust.) Limited, FBG Treasury (UK) p.l.c., FBG Canadian Treasury Inc., and National Mutual Trustees Limited (as amended) (the FBG GROUP FINANCING TRUST
DEED).

In this letter terms have the same meaning that they have in the FBG Group Financing Trust Deed.

We hereby confirm that:

(a) there are no Guaranteed Moneys owing to us (including, without limitation, any moneys which are reasonably foreseeable as falling within the definition of Guaranteed Moneys in the future owing to us)];

(B)      [our] Limits (if any) have been cancelled]/[we have] no Limits],

in respect of [DESCRIPTION OF APPLICABLE APPROVED FACILITY]

[DATE]

Yours faithfully,





 ....................................................

for and on behalf of [Insert Creditor's name and ACN/ARBN if applicable]

by [#] (being an Authorised Officer)

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------
ANNEXURE C1

FORM OF ACCESSION DEED FOR NEW GUARANTORS

--------------------------------------------------------------------------------


DATE
-------------
                Date


PARTIES
-------------

1.              [COMPANY] [A.C.N. *] incorporated in [#] (the NEW GUARANTOR),

2. THE TRUSTEE AND THE CREDITORS FROM TIME TO TIME (within the meaning given in the FBG Group Financing Trust Deed referred to below) (the BENEFICIARIES).

WHEREAS

-------------

A Under Clause 10 of a deed dated 21 February 1993 (as amended) (the FBG GROUP FINANCING TRUST DEED) between (among others) Foster's Brewing Group and the Trustee, the New Guarantor is required to become a Guarantor as defined in, and for the purposes of, the FBG Group Financing Trust Deed.

B The New Guarantor wishes to become, and assume the obligations of, a Guarantor under the Transaction Documents.

NOW THIS DEED WITNESSES as follows:

1. In this Deed terms defined in the FBG Group Financing Trust Deed have the same meanings.

2. The New Guarantor shall, subject to Clause 6.14 of the FBG Group Financing Trust Deed, as and from the date of this Deed irrevocably be a Guarantor for the purposes of the Transaction Documents as if it had been named as a party to the FBG Group Financing Trust Deed in the capacity of an Initial Guarantor and agrees to perform and be bound by the terms and conditions of the Transaction Documents as a Guarantor. All the terms of the Transaction Documents shall bind the New Guarantor accordingly.

3. This Deed is executed by the New Guarantor in favour of the Beneficiaries from time to time.

4.       This Deed is governed by the laws of Victoria.

5. Each attorney executing this Deed states that the attorney has no notice of the revocation of his power of attorney.

6. The New Guarantor's address details for the purposes of the Transaction Documents are as follows:

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

IN WITNESS this Deed was executed in [#].





SIGNED SEALED AND DELIVERED for and on
behalf of [# LIMITED] by its attorney in the presence of:

---------------------------------------------------
ATTORNEY SIGNATURE

---------------------------------------------------
PRINT NAME

---------------------------------------------------
SIGNATURE

---------------------------------------------------
PRINT NAME

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

ANNEXURE C2

FORM OF ACCESSION DEED FOR NEW BORROWERS

--------------------------------------------------------------------------------


DATE            Date

-------------
PARTIES

-------------

1.              [COMPANY] [A.C.N. *] incorporated in [#] (the NEW BORROWER),

2. THE TRUSTEE AND THE CREDITORS FROM TIME TO TIME (within the meaning given in the FBG Group Financing Trust Deed referred to below) (the BENEFICIARIES).

WHEREAS

-------------

A Under Clause 10 of a deed (the FBG GROUP FINANCING TRUST DEED) dated 21 February 1993 between (among others) Foster's Brewing Group Limited and the Trustee (as amended), the New Borrower is to become a party to the FBG Group Financing Trust Deed in the capacity of a Borrower.

B The New Borrower wishes to become, and assume the obligations of, a Borrower under the Transaction Documents.

NOW THIS DEED WITNESSES as follows:

1. In this Deed terms defined in the FBG Group Financing Trust Deed have the same meanings.

2. The New Borrower shall, subject to Clause 6.14 of the FBG Group Financing Trust Deed, as and from the date of this Deed irrevocably be a party to the FBG Group Financing Trust Deed and the other Transaction Documents in the capacity of a Borrower as if it had been named as a party to the FBG Group Financing Trust Deed in the capacity of a Borrower and agrees to perform and be bound by the terms and conditions of the Transaction Documents as a Borrower. All the terms of the Transaction Documents shall bind the New Borrower accordingly.

3. This Deed is executed by the New Borrower in favour of the Beneficiaries from time to time.

4.       This Deed is governed by the laws of Victoria.

5. Each attorney executing this Deed states that the attorney has no notice of the revocation of his power of attorney.

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

6. The New Borrower's address details for the purposes of the Transaction Documents are as follows:

         [#]

SIGNED SEALED AND DELIVERED for and on
behalf of [# LIMITED] by its attorney in the presence of:

---------------------------------------------------
ATTORNEY SIGNATURE

---------------------------------------------------
PRINT NAME

---------------------------------------------------
SIGNATURE

---------------------------------------------------
PRINT NAME

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------

ANNEXURE D

GUARANTEED MONEYS CERTIFICATE

--------------------------------------------------------------------------------

To:      National Mutual Trustees Limited

FBG GROUP FINANCING TRUST DEED

We refer to Clause 9.9(b) of the deed dated 21 February 1993 entitled FBG GROUP FINANCING TRUST DEED between Foster's Brewing Group Limited, National Mutual Trustees Limited and others (as amended) (the FBG GROUP FINANCING TRUST DEED).

In this letter terms have the same meaning that they have in the FBG Group Financing Trust Deed.

We certify the following information to be true, correct and up to date.

GUARANTEED      PRINCIPAL     AVAILABLE LIMIT*    BORROWER     FACILITY DOCUMENT
MONEYS ****     AMOUNT*











---------------------------------------------------------------

[total]

The amounts, expiry dates and names of issuers** of Guarantees securing the
above Principal Amounts: [      ]/[Nil]

[Those Guarantees are included in the Principal Amount of [NAME OF ISSUING CREDITOR]]***





Yours faithfully,



 ....................................................

For and on behalf of

[#] by [Insert name of Creditor and ACN/ARBN if applicable]

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------
(being an Authorised Officer).

*  NOT APPLICABLE TO TRANSACTIONAL FACILITIES

** EXCLUDING MEMBERS OF THE GROUP

*** INCLUDE IF THE CREDITOR KNOWS THIS IS THE CASE, OTHERWISE DELETE.

**** SPECIFY WHETHER ACTUALLY OR CONTINGENTLY OWING.

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------
ANNEXURE D1

GUARANTEED MONEYS CERTIFICATE

--------------------------------------------------------------------------------

To:      National Mutual Trustees Limited

cc       Foster's Brewing Group Limited

FBG GROUP FINANCING TRUST DEED

We refer to Clause 11.1 of the deed dated 21 February, 1993 entitled FBG GROUP FINANCING TRUST DEED between Foster's Brewing Group Limited, National Mutual Trustees Limited and others (as amended) the FBG GROUP FINANCING TRUST DEED).

In this letter terms have the same meaning that they have in the FBG Group Financing Trust Deed.

We certify the following to be true and correct in respect of [describe the Facility] (APPROVED FACILITY).

We believe that there are or may be Guaranteed Moneys (including, without limitation, any moneys which are reasonably foreseeable as falling within the definition of Guaranteed Moneys in the future) owing or that there are Limits in place in respect of the Approved Facility.

Yours faithfully

---------------------------------------------------------------

For and on behalf of

[#] by [insert name of Creditor and ACN/ARBN of applicable]

(being an Authorised Officer)

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------
ANNEXURE E

APPROVED FACILITY CERTIFICATE

--------------------------------------------------------------------------------

To:       [#] (the CREDITOR)

c.c.      National Mutual Trustees Limited

FBG GROUP FINANCING TRUST DEED

We refer to Clause 8 of the FBG Group Financing Trust Deed (the FBG GROUP FINANCING TRUST DEED) dated 21 February 1993 between Foster's Brewing Group Limited, FBG Treasury (Aust.) Limited, FBG Treasury (UK) p.l.c., FBG Canadian Treasury Inc. and National Mutual Trustees Limited (as amended).

Foster's Brewing Group Limited hereby confirms its approval of [each]/[the] Facility described in the Schedule as an Approved Facility for the purposes of the FBG Group Financing Trust Deed and all Transaction Documents.

Capitalised terms used in this certificate have the same meaning that they have in the FBG Group Financing Trust Deed.

SCHEDULE FOR NON-TRANSACTIONAL FACILITIES*

Syndicated Facility:       [Yes]/[No]

Name[s] of Creditor[s] in relation to the Facility:

Description of Facility Document[s] for that Facility: [eg., multi-currency cash advance facility agreement dated # between #]

Limit[s] under that Facility of [the]/[each such] Creditor:

Name[s] of Borrower[s] under that Facility:

Representative for that Creditor:   [INSERT NAME]/[Nil]

[Facility Agent for that Syndicated Facility:        [INSERT NAME] ]

[REPEAT ABOVE INFORMATION FOR ANOTHER APPROVED FACILITY PROVIDED BY THE SAME CREDITOR]

[SCHEDULE FOR TRANSACTIONAL FACILITIES

Name of Creditor:

Description of Facility: [eg, foreign currency exchange, interest rate and currency swap, currency option, overdraft, leasing, guarantee facilities]

Limits for Transactional Facilities (other than Treasury Transactions):

Name of Borrower[s]:[#]

[The address for service of notices and for the purposes of the Register in relation to [CREDITOR'S NAME] is as follows:

[Address]

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------
Telephone:

Telex:

Fax:

Attention:        [#]



[The address for service of notices and for the purposes of the Register in relation to that Creditor's Representative is as follows:

[Address]

Telephone:

Telex:

Fax:

Attention:        [#]



[The address for service of notices and for the purposes of the Register of the above named Facility Agent is as follows:

[Address]

Telephone:

Telex:

Fax:

Attention:        [#]



Dated  [#]







Foster's Brewing Group Limited

By:

Authorised Officer

*  NOT APPLICABLE TO TRANSACTIONAL FACILITIES

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------
ANNEXURE F

VERIFICATION CERTIFICATE FOR ALL NEW GUARANTORS/BORROWERS

--------------------------------------------------------------------------------

To: National Mutual Trustees Limited

FBG GROUP FINANCING TRUST DEED

I [NAME] am a [director] [secretary] of [NAME OF GUARANTOR/BORROWER] (the COMPANY).

I refer to the FBG Group Financing Trust Deed (the TRUST DEED) dated 21 February 1993 between Foster's Brewing Group Limited, FBG Treasury (Aust.) Limited, FBG Treasury (UK) p.l.c., FBG Canadian Treasury Inc. and National Mutual Trustees Limited (as amended).

Expressions defined in the Trust Deed bear the same meaning when used in this Certificate.

I certify as follows:

1. Attached to this Certificate are true, complete and up to date copies of each of the following:

         (a)      the Memorandum and Articles of Association of the Company
                  (marked A);

         (b) a duly executed power of attorney granted by the Company (marked B) for the purpose of permitting the execution on behalf of the Company of the Borrower Accession Deed. Such power of attorney has not been revoked by the Company and remains in full force and effect; [and]

         (c) an extract from minutes of meeting of the directors or of a committee of directors of the Company (marked C) approving execution by the Company of the Borrower Accession Deed, noting that the directors concluded that there is commercial benefit for the Company in entering into the transactions contemplated by the Transaction Documents and that the Company is solvent, appointing attorneys for the purpose of execution of the Borrower Accession Deed and appointing Authorised Officers of the Company for the purpose of the Trust Deed. Such resolutions have not been amended, modified or revoked and are in full force and effect.

         (d) [except in the case of Foster's Brewing Group and a Borrower executing a Borrower Accession Deed] an extract (marked D) of a resolution of the shareholders of the Company approving execution by the Company of the Guarantor Accession Deed.

2. Attached to this Certificate and marked E is a true copy of a list containing the names, positions and signatures of the Authorised Officers of the Company.

FBG GROUP FINANCING TRUST DEED                                   ARTHUR ROBINSON
                                                                   & HEDDERWICKS
--------------------------------------------------------------------------------
Dated [#]



[#]



By:

Director/Secretary